UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2009

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, L.P.

Annual Report

December 31, 2009

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

Change and Continuity

Fellow Shareholders:

Our Funds enter the New Year facing important governance changes. In the next few months, your Trustees expect that the Fund's investment adviser, Columbia Wanger Asset Management ("CWAM"), will be sold to Ameriprise Financial, Inc. By law, your Trustees must determine whether CWAM should continue to serve as the Funds' investment adviser under its new ownership. Accordingly, the Board has spent significant time and effort considering whether this transaction is in the best interests of shareholders. A specially appointed committee of the Board has reviewed and is negotiating a proposed new investment advisory agreement and contracts with other critical service providers required upon a change of control of the investment adviser. The law also requires that shareholders approve the new investment advisory contract, and proxy materials describing these matters will be sent to shareholders before a change of control takes place.

A second area of change – and continuity – relates to your Funds' Trustees. Sadly, former Chair Bob Nason passed away last June and long-time trustee Jerry Kahn retired at year end. After a transitional period following Bob's death, the Board elected Steve Kaplan as Vice Chair and the undersigned as Chair. I am happy to report that the Board has also elevated Ralph Wanger to "Trustee Emeritus" upon his retirement as a Trustee later this year. This emeritus status allows the Board to continue to benefit from Ralph's experience, insight, and wisdom. Finally, we've rotated the leadership of each of the Board's committees. These changes reflect succession plans put in place by Bob Nason and Allan Muchin (the immediate past Vice Chair) in an effort to preserve the Board's strong independent tradition.

All of your Trustees are, like you, shareholders in the Funds. As such, we were heartened by the recent recovery in the financial markets and the Funds. The domestic Funds did particularly well, exceeding their benchmarks by a significant margin. More importantly, all of the Funds continue to do well when considered over the longer term. Such long-term success remains the constant focus of the Board.

Transitions are rarely easy. That said, your Trustees have worked to identify potential problems and minimize the impact should any arise. In taking these actions, we are following the example of the thoughtful and independent Acorn directors who came before us. They taught your Board to understand and appreciate its role as an unwavering advocate for shareholders and the ultimate protector of the Funds.

Thank you for your trust in the Acorn Funds.

James A. Star
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1

Squirrel Chatter II: Skill and Luck	2

Understanding Your Expenses	4

Columbia Acorn Fund

In a Nutshell	6

At a Glance	7

Major Portfolio Changes	18

Statement of Investments	20

Columbia Acorn International

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	32

Statement of Investments	34

Portfolio Diversification	42

Columbia Acorn USA

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	43

Statement of Investments	44

Columbia Acorn International Select

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	52

Statement of Investments	53

Portfolio Diversification	56

Columbia Acorn Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	57

Statement of Investments	58

Columbia Thermostat Fund

In a Nutshell	16

At a Glance	17

Statement of Investments	63

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	66

Statements of Operations	67

Statements of Changes in Net Assets	68

Financial Highlights	72

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	84

Federal Income Tax Information	85

Board of Trustees and Management of Columbia Acorn Funds	86

Columbia Acorn Family of Funds Information	89

No 2009 Year-end Capital Gain Distributions for the Columbia Acorn Funds

None of the Columbia Acorn Funds paid short-term or long-term capital gain distributions at year-end. As noted below, Columbia Acorn Fund did distribute ordinary income. The record date was December 8, 2009. The ex-dividend date was December 9, 2009, and the payable date was December 10, 2009.

	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	$0.0493	$23.58

Bank of America To Sell Columbia Management Group, LLC

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of Columbia Wanger Asset Management, L.P.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/09

	NAV on 12/31/09	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$24.68	5.74%	39.65%	-2.59%	3.65%	7.93%	14.75%
Russell 2500 Index		5.08%	34.39%	-4.86%	1.58%	4.91%	NA
S&P 500 Index**		6.04%	26.46%	-5.63%	0.42%	-0.95%	10.54%
Lipper Small-Cap Core Funds Index		4.49%	34.50%	-4.06%	1.55%	5.24%	NA
Lipper Mid-Cap Growth Funds Index		5.65%	42.65%	-1.04%	3.35%	-1.47%	NA
Columbia Acorn International (ACINX) (9/23/92)	$34.26	4.32%	50.97%	-1.42%	9.44%	4.75%	11.58%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index		3.46%	55.49%	-2.02%	8.16%	7.81%	8.65%
S&P Global Ex-U.S. SmallCap Index		3.07%	56.84%	-4.03%	7.12%	6.98%	7.86%
MSCI EAFE Index		2.18%	31.78%	-6.04%	3.54%	1.17%	6.16%
Lipper International Small/ Mid Growth Funds Index		3.73%	54.44%	-4.79%	7.01%	3.54%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$23.19	5.99%	41.49%	-3.82%	1.71%	5.50%	9.68%
Russell 2000 Index		3.87%	27.17%	-6.07%	0.51%	3.51%	6.23%
Russell 2500 Index		5.08%	34.39%	-4.86%	1.58%	4.91%	7.93%
S&P 500 Index**		6.04%	26.46%	-5.63%	0.42%	-0.95%	5.90%
Lipper Small-Cap Growth Funds Index		5.29%	38.04%	-4.58%	0.25%	-0.63%	4.46%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$23.64	4.65%	31.52%	-2.46%	7.96%	3.05%	9.35%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index		1.14%	38.60%	-6.07%	4.99%	5.59%	7.36%
MSCI EAFE Index		2.18%	31.78%	-6.04%	3.54%	1.17%	3.63%
Lipper International Funds Index		2.57%	35.30%	-4.49%	4.88%	1.95%	4.94%
Columbia Acorn Select (ACTWX) (11/23/98)	$23.38	7.79%	66.17%	-2.66%	4.16%	7.76%	10.14%
S&P MidCap 400 Index		5.56%	37.38%	-1.83%	3.27%	6.36%	8.04%
S&P 500 Index**		6.04%	26.46%	-5.63%	0.42%	-0.95%	1.38%
Lipper Mid-Cap Growth Funds Index		5.65%	42.65%	-1.04%	3.35%	-1.47%	4.93%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$10.80	5.57%	32.29%	-0.10%	3.12%	—	6.56%
S&P 500 Index		6.04%	26.46%	-5.63%	0.42%	—	6.43%
Barclays Capital U.S. Aggregate Bond Index		0.20%	5.93%	6.04%	4.97%	—	4.83%
Lipper Flexible Portfolio Funds Index		3.97%	29.17%	-0.32%	3.50%	—	7.51%
50/50 Blended Benchmark††		3.13%	16.34%	0.52%	2.99%	—	5.93%

* Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no Rule 12b-1 fee. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.76%. Columbia Acorn International Class Z: 0.96%. Columbia Acorn USA Class Z: 1.01%. Columbia Acorn International Select Class Z: 1.21%. Columbia Acorn Select Class Z: 0.95%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.05% and 0.97%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see the inside front cover of this report.

The dates in parantheses are the inception dates for each respective Fund.

1

Squirrel Chatter II: Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Acorn Funds have historically outperformed their primary benchmark for most time periods, as you can see on Page 1. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1)   Maximize your chance opportunities

2)   Listen to your lucky hunches

3)   Expect good fortune

4)   Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Acorn Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in Acorn Fund ever since. We've learned that one company's problem may be

2

another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

As defined by Sherwood, the "incredulity response" occurs when very unusual events occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

3

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

July 1, 2009 - December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	1,272.20	1,021.42	4.30	3.82	0.75
Columbia Acorn International	1,000.00	1,000.00	1,244.50	1,020.37	5.43	4.89	0.96
Columbia Acorn USA	1,000.00	1,000.00	1,309.40	1,020.11	5.88	5.14	1.01
Columbia Acorn International Select	1,000.00	1,000.00	1,200.00	1,019.21	6.60	6.06	1.19
Columbia Acorn Select	1,000.00	1,000.00	1,336.00	1,020.37	5.65	4.89	0.96
Columbia Thermostat Fund**	1,000.00	1,000.00	1,228.70	1,023.95	1.40	1.28	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2009.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

5

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Crown Castle International	1.7%
Coach	1.5%
FMC Technologies	1.2%
tw telecom	1.1%
Fugro	1.1%
Southwestern Energy	1.0%
Urban Outfitters	1.0%
Chico's FAS	0.8%
Atwood Oceanics	0.8%
J Crew Group	0.8%
Valley National Bancorp	0.5%
Pacific Rubiales Energy	0.5%
Illumina	0.4%
MB Financial	0.3%
Associated Banc-Corp	0.3%

Columbia Acorn Fund jumped 39.65% in 2009, some 5.26% above its primary benchmark, the Russell 2500 Index. During the fourth quarter, the Fund appreciated 5.74%, modestly more than the Russell 2500's 5.08% gain. Additional performance comparisons can be found on Page 1 of this report.

Energy stocks were important contributors to the Fund's performance for the year and the quarter. Offshore oil service providers FMC Technologies, Fugro and Atwood Oceanics all more than doubled during the year on strong revenues and volumes. Oil and gas producers Southwestern Energy and Pacific Rubiales Energy provided 13% and 19% returns in the fourth quarter due to increased production, while XTO Energy rose 16% as its acquisition by Exxon Mobil was announced in December. We sold the Fund's XTO shares on the news.

Telecom stocks were also strong performers. Communications tower company Crown Castle International provided the Fund's largest dollar gains during both periods on a 122% surge for the year, including a 24% gain in the fourth quarter. We had added to holdings in Crown Castle during the credit crunch in late 2008, correctly believing in the company's business model and its ability to service a fairly large debt load. Provider of fiber optic telephone and data services tw telecom doubled during the year and gained 27% in the quarter as its business model proved to be fairly resistant to the recession.

After a tough 2008, retailers cashed in big gains in 2009. J Crew Group more than tripled and Urban Outfitters more than doubled on fine earnings due to strong product lines, market share gains and expense controls. Chico's FAS stock jumped 268% as new management executed a turnaround plan. Handbag designer and marketer Coach bagged a 77% gain for the year as management continued to execute well. All were up between 8% and 25% during the fourth quarter.

As might be expected given its overall results, Columbia Acorn Fund had few large losers in 2009. In the financials sector, Associated Banc-Corp was the largest dollar loser, falling 46% on large credit losses, while MB Financial and Valley National Bancorp fell about half that percentage for much the same reason. While we hate any losses, the Fund's aggregate bank holdings fell 5% in the year, much less than the loss of 22% in the benchmark's bank portfolio. During the quarter, Illumina, a maker of medical devices, was the largest dollar loser, off 28% on a revenue shortfall.

Columbia Acorn Fund's foreign stocks were up 76.73% for the year and 6.84% for the fourth quarter. The foreign portfolio has relatively large weights in energy and materials companies, which have done well. Fugro and Pacific Rubiales Energy, mentioned above, were the top international contributors. At year-end, international stocks made up 11.1% of the Fund.

We spent much of the last 15 months dealing with a volatile stock market and a weak economy. Understanding that smaller caps and more risky stocks have historically tended to recover the most off a deep market bottom, we prudently pursued them. Many of those investments were successful, and now we are pursuing companies that we expect to have good earnings growth. While we are happy with 2009 and fourth quarter performance, we realize that we have still not returned to the Fund's 2008 highs.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

6

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	39.65%	3.65%	7.93%
Returns after taxes on distributions	39.55	2.89	7.04
Returns after taxes on distributions and sale of fund shares	25.77	3.17	6.76
Russell 2500 Index (pretax)*	34.39	1.58	4.91

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.76%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Crown Castle International Communications Towers	1.7%
2.	Coach Designer & Retailer of Branded Leather Accessories	1.5%
3.	Informatica Enterprise Data Integration Software	1.2%
4.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.2%
5.	Donaldson Industrial Air Filtration	1.2%
6.	Amphenol Electronic Connectors	1.2%
7.	Ametek Aerospace/Industrial Instruments	1.2%
8.	Bally Technologies Slot Machines & Software	1.1%
9.	tw telecom Fiber Optic Telephone/Data Services	1.1%
10.	Fugro (Netherlands) Sub-sea Oilfield Services	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $14.7 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

7

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Naspers	1.8%
Seven Bank	0.5%
Wacom	0.4%

Columbia Acorn International returned 4.32% in the fourth quarter of 2009, 0.86% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. The Fund's annual total return of 50.97% trailed its benchmark by 4.52%. Across most markets, share price performance was negatively correlated with size as smaller-capitalized stocks outperformed their larger brethren. The large-cap MSCI EAFE Index returned a relatively modest 31.78%.

We manage Columbia Acorn International with the intention of holding Fund investments for three- to five-years, which is relatively long among international small-cap managers. We believe Fund performance should be considered in this context. A glance at the performance table on Page 1 shows that the Fund's three- and five-year average annual returns were -1.42% and 9.44%, respectively. Both results remain ahead of Fund benchmarks and peer averages.

Much has been written in the financial press about the equity market's return from the precipice after a difficult January and February in 2009. We will not reproduce that discussion here, other than to note that the market rebound generally played out in a fashion consistent with a sudden subsidence of risk aversion across the board. The riskiest equities, including illiquid micro-caps, highly indebted companies and emerging market stocks, led the charge upward. In contrast, lower-risk markets such as Japan, where stocks are cheap, balance sheets overcapitalized and growth expectations generally too anemic to provide cause for disappointment, barely moved. Japanese small- to mid-cap stocks rose a mere 5.6% in U.S. dollar terms in 2009. In this context, it is interesting to look at the winning and losing stocks in the Fund whose performance cannot be explained by changes in how risk is priced alone. This highlights where stock picking matters.

Fund standouts on the upside included Naspers and Wacom. Naspers is a misunderstood South African-listed media company. With a dominant pay TV franchise in sub-Saharan Africa and a large stake in Tencent, a Hong Kong-listed Internet service provider and gaming company targeting the Chinese market, many investors have been unsure how to analyze the company. Our colleague Fritz Kaegi ferreted out this South African company, which more than doubled in the year and is now the Fund's largest position. Wacom is a Japanese technology company that jumped 155% in 2009 when demand for its pen tablet for professional and consumer applications proved resilient in a weak IT market. The company's new multi-finger touch screen for PCs also has a chance of playing an important role in the next generation of PC user interfaces.

On the downside, the Fund sold its investment in ING Bank Slaski at a 52% annual loss after wrongly judging that the Polish government would intervene in the currency market. This intervention would have let corporations off the hook on costly forward contracts they held with Polish banks. Japanese cash machine network operator Seven Bank, which operates ATMs at convenience stores, ended the year down 47% as investors worried that deflation expectations and weak consumer spending would reduce cash withdrawals and new consumer finance regulations would constrain high margin lending on ATM cards.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	50.97%	9.44%	4.75%
Returns after taxes on distributions	49.97	8.52	3.86
Returns after taxes on distributions and sale of fund shares	33.00	8.20	3.88
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)*	55.49	8.16	7.81

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.96%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.8%
2.	Olam International (Singapore) Agriculture Supply Chain Manager	1.5%
3.	Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	1.3%
4.	Serco (United Kingdom) Facilities Management	1.2%
5.	Localiza Rent A Car (Brazil) Car Rental	1.2%
6.	Hexagon (Sweden) Measurement Equipment	1.2%
7.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
8.	Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.1%
9.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.1%
10.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $4.4 billion

9

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Crown Castle International	3.5%
tw telecom	2.5%
FMC Technologies	2.1%
Atwood Oceanics	1.9%
AmeriCredit	1.6%
Donaldson	1.4%
ITT Educational Services	1.3%
World Acceptance	1.1%
Valley National Bancorp	1.0%
Switch & Data Facilities	0.7%
MB Financial	0.7%
Human Genome Sciences	0.7%
Lakeland Financial	0.5%
Pacific Continental	0.4%
True Religion Apparel	0.4%
Berkshire Hills Bancorp	0.4%
Illumina	0.3%
Psychiatric Solutions	0.3%
Cephalon	0.3%
Associated Banc-Corp	0.2%

Columbia Acorn USA ended the fourth quarter of 2009 up 5.99%, outperforming the 3.87% gain of its primary benchmark, the Russell 2000 Index. For the year, the Fund strongly outperformed the Russell 2000 with a 41.49% return vs. a 27.17% annual gain for the index. While we are happy with 2009 performance, we realize that we have still not returned to the Fund's 2008 highs.

Fund telecommunication stocks continued to perform well in the fourth quarter. Both Crown Castle International, an owner of communications towers, and tw telecom, a provider of fiber optic telephone and data services, had solid revenue growth despite the Great Recession. These stocks both were up roughly 25% for the quarter and ended the year up over 100%.

Our holdings of companies in the consumer finance sector were also strong in the quarter as these stocks benefited from the disappearance of many of their competitors. World Acceptance, a provider of smaller personal loans, saw its earnings grow 48% year-over-year through September and announced a decrease in credit losses. Its stock gained 42% in the fourth quarter. Several large banks have completely withdrawn from the business of making used auto loans, and this reduction in supply has contributed to boosted lending spreads for surviving lenders such as AmeriCredit. AmeriCredit enjoyed a 21% gain in the fourth quarter and ended the year up 149%.

Biotech company Human Genome Sciences continued its strong run in the fourth quarter, posting a 62% gain after announcing additional positive results from its lupus drug trials. Its annual gain was a whopping 840%. Switch & Data Facilities, a provider of data center and Internet exchange services, gained 49% in the quarter and 179% for the year on news that it would be acquired by Equinix, a provider of data center operations and infrastructure services. Donaldson, a maker of industrial air filters, gained 23% in the quarter as the company controlled costs and increased its market share.

Top contributors to the Fund's annual performance were energy stocks FMC Technologies, an oil and gas wellhead manufacturer, and Atwood Oceanics, an offshore drilling contractor. Both had annual gains of over 140% as the industry's focus on deep sea drilling fueled growth in their businesses.

On the downside for the quarter, ITT Educational Services, a provider of post-secondary degree programs, fell 13% as student debt defaults showed signs of increasing. Premium denim retailer True Religion Apparel and Illumina, a maker of medical devices, reported disappointing third quarter sales, sending both companies' stocks down roughly 28%. Psychiatric Solutions, a provider of behavioral health services, fell 23% in the quarter and 26% for the year. Its business was hurt by an increase in the percentage of its patients who were uninsured.

Six of the 15 biggest detractors to performance in the Fund for the year were regional banks. MB Financial, Valley National Bancorp, Lakeland Financial, Berkshire Hills Bancorp, Associated Banc-Corp and Pacific Continental were all down between 22% and 46%. Losses on commercial loans held by these banks accelerated throughout the year, particularly on loans tied to new residential developments. Another laggard for the year was pharmaceutical company Cephalon, which was off nearly 20% in the Fund. Several of Cephalon's drug patents will expire soon, making way for competition from generics.

This past year started off with tremendous uncertainty but we were able to take advantage of the volatility in the market to make some opportunistic purchases of beaten down stocks. As we move into a new year, we plan to focus on finding stocks in smaller, niche companies, which we believe have good growth prospects and trade at attractive prices.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	41.49%	1.71%	5.50%
Returns after taxes on distributions	41.49	1.20	5.14
Returns after taxes on distributions and sale of fund shares	26.97	1.50	4.79
Russell 2000 Index (pretax)*	27.17	0.51	3.51

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.01%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Crown Castle International Communications Towers	3.5%
2.	tw telecom Fiber Optic Telephone/Data Services	2.5%
3.	Informatica Enterprise Data Integration Software	2.1%
4.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.1%
5.	Atwood Oceanics Offshore Drilling Contractor	1.9%
6.	Global Payments Credit Card Processor	1.8%
7.	Ametek Aerospace/Industrial Instruments	1.7%
8.	Bally Technologies Slot Machines & Software	1.7%
9.	Nordson Dispensing Systems for Adhesives & Coatings	1.6%
10.	AmeriCredit Auto Lending	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

11

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Naspers	6.2%
Ascendas REIT	2.9%
Hexagon	2.4%
Pacific Rubiales Energy	2.2%
Jupiter Telecommunications	2.2%
Potash Corp. of Saskatchewan	2.1%
Benesse	1.9%
Rohto Pharmaceutical	1.8%
Seven Bank	1.7%
Ain Pharmaciez	0.9%
Kamigumi	0.8%

Columbia Acorn International Select ended the fourth quarter up 4.65% while its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, gained 1.14%. For the year ended December 31, 2009, the Fund had a 31.52% return while its benchmark was up 38.60%. Having positioned the Fund well for the previous downturn, the Fund lagged over the past year as the markets were boosted by an unprecedented amount of monetary and fiscal stimulus. Our focus for the Fund has been on companies with competitive market positions and business models, longer-term growth prospects and solid balance sheets, but these companies were not strong performers during 2009 as investor appetite for risk returned and lower quality stocks rallied. We intend to continue to manage the Fund following the approach that has resulted in good outperformance relative to its benchmark and peers over the past three- and five-year periods.

Naspers was the top dollar contributor to Fund performance for the quarter and for the year. Its stock rose 18% in the fourth quarter and ended the year up 121%. Naspers is a media company with assets in South Africa and other emerging markets that has enjoyed strong earnings growth and has benefited from its stake in the rapidly growing Chinese Internet company, Tencent. Hexagon, a Swedish manufacturer of measurement equipment, gained 23% in the fourth quarter and ended the year up 194%. The company's business fundamentals remained robust throughout the recession due to its strong focus on emerging markets where growth has proven to be more stable.

Canadian potash producer Potash Corp. of Saskatchewan had a 21% gain in the quarter and an annual return of 81% as the market's hope of a bottoming, and subsequently rebounding, potash price fed through to the stock. Ascendas REIT, an industrial property landlord in Singapore, gained 16% in the quarter and ended the year up 75% as the demand for property assets increased with the recovery in Singapore's economy. Canada's Pacific Rubiales Energy, an oil production and exploration company with operating assets in Colombia, gained 19% in the quarter and ended the year up an impressive 680%. The stock has benefited from increasing production and new exploration discoveries in Colombia as well as the rebound in oil prices.

Japanese holdings in the Fund were weak in the fourth quarter as investors flocked to riskier investments and markets. Japan's Seven Bank, Rohto Pharmaceutical, Benesse, Ain Pharmaciez and Kamigumi returned losses ranging from 10% to 20%. Japanese companies were also well represented among the Fund's biggest losers for the annual period, with Jupiter Telecommunications, Nintendo and Seven Bank down between 5% and 30% for the year. We sold out of Nintendo early in the third quarter of 2009. The Japanese economy continues to suffer from a deflationary environment and declining population. While stocks in Japan are beginning to look interesting from a valuation perspective, the growth outlook remains uncertain, and investors reduced their Japanese holdings over the course of the year to focus on companies in other regions. Cephalon, a U.S. pharmaceutical company, was the biggest detractor to the Fund's annual performance, falling more than 20% in the Fund. Upcoming patent expirations on several of Cephalon's drugs will make way for competition from generics, and potential health care reform in the United States added to uncertainty about its business. The Fund sold out of its position in Cephalon in the fourth quarter.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	31.52%	7.96%	3.05%
Returns after taxes on distributions	30.97	7.60	2.86
Returns after taxes on distributions and sale of fund shares	20.43	6.95	2.66
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)*	38.60	4.99	5.59

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.21%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	6.2%
2.	Serco (United Kingdom) Facilities Management	4.9%
3.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.2%
4.	NHN (South Korea) South Korea's Largest Online Search Engine	2.9%
5.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	2.9%
6.	Olam International (Singapore) Agriculture Supply Chain Manager	2.8%
7.	Red Electrica de Espana (Spain) Spanish Power Transmission	2.6%
8.	Cobham (United Kingdom) Aerospace Components	2.6%
9.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.6%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $410.7 million

13

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

ITT Educational Services	4.9%
Pacific Rubiales Energy	4.9%
Sanmina-SCI	4.7%
Safeway	3.9%
Expedia	3.4%
Canadian Solar	2.8%
American Commercial Lines	1.1%
Houston American Energy	0.3%
GLG Life Tech	0.0%*
Fu Ji Food & Catering Services	0.0%*
ChemSpec International	0.0%*

*Rounds to less than 0.1%.

Columbia Acorn Select gained 7.79% in the fourth quarter of 2009. This exceeded the 5.56% rise in the Fund's primary benchmark, the S&P MidCap 400 Index. For the year, the Fund outperformed its benchmark by almost 29 percentage points with a 66.17% gain vs. a 37.38% return for the S&P MidCap 400 Index. We are pleased that we could offer our shareholders such strong performance. The S&P 500 Index, which is a large-cap index, trailed mid-caps with a 26.46% annual return.

The Fund's top two dollar winners for the fourth quarter were Canadian Solar, a solar-power equipment manufacturer, and Sanmina-SCI, a provider of electronic manufacturing services, which together added almost 2.6% to the Fund's performance. The two top dollar losers for the quarter were American Commercial Lines, a barge operator and builder, and ITT Educational Services, a provider of post-secondary degree programs, which together cost the Fund 1.6% of performance. For the year, Pacific Rubiales Energy, an oil production and exploration company, Sanmina-SCI and Expedia, a provider of online travel services, contributed about 20% of the Fund's 66% return. On the downside, pharmaceutical company Cephalon, supermarket chain Safeway and Chinese caterer Fu Ji Food & Catering Services together cost the Fund about 3% of its yearly portfolio return. We sold the Fund's position in Cephalon in the first half of the year.

During the fourth quarter, we added three new companies to the Fund's portfolio. The new investments were GLG Life Tech, ChemSpec International and Houston American Energy. GLG Life Tech produces an all natural, zero calorie sweetener made from the stevia plant. ChemSpec is a fluorinated specialty chemicals manufacturer, and Houston American Energy is an oil and gas exploration and production company with its primary operations in Colombia.

During the quarter we sold the Fund's position in Donaldson, a maker of industrial air filters, FMC Technologies, an oil and gas wellhead manufacturer, and retailer The Gap Stores. We sold down or out of the Fund's larger oil service/production companies while investing the dollars back into smaller oil companies, primarily those located in Colombia.

The U.S. economy is continuing to recover as we enter 2010, but unemployment remains high. However, I believe failure to pass a carbon tax and/or health care legislation could benefit both the economy and the market as it would clear away uncertainty, which is restraining job growth within two of this country's largest employing industries: industrials/oil/utilities and health care. I believe employment could also get a boost if the government chooses not to let the sun setting tax cuts, which are estimated to account for approximately 2% of GDP—a significant figure in an economy with over 10% unemployment—expire at the end of 2010. If these scenarios evolve, employment could rebound. Until then, our focus will be to find stocks that we believe can perform well in a slower growth environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	66.17%	4.16%	7.76%
Returns after taxes on distributions	66.17	3.84	7.33
Returns after taxes on distributions and sale of fund shares	43.01	3.59	6.73
S&P MidCap 400 Index (pretax)*	37.38	3.27	6.36

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.95%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	ITT Educational Services Post-secondary Degree Services	4.9%
2.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	4.9%
3.	SkillSoft Web-based Learning Solutions (E-Learning)	4.8%
4.	Sanmina-SCI Electronic Manufacturing Services	4.7%
5.	Hertz Largest U.S. Rental Car Operator	4.6%
6.	Safeway Supermarkets	3.9%
7.	Conseco Life, Long-term Care & Medical Supplement Insurance	3.5%
8.	Expedia Online Travel Services Company	3.4%
9.	Crown Castle International Communications Towers	3.1%
10.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.9 billion

15

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 5.57%, outperforming the 0.20% gain of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary bond benchmark, and underperforming the 6.04% return of the S&P 500 Index, the Fund's primary stock benchmark. For the year, the Fund's 32.29% return topped both indexes. The S&P 500 Index had an annual return of 26.46% and the Barclays Capital U.S. Aggregate Bond Index was up 5.93%.

We recently conducted a review of the structure, allocation percentages and underlying funds that comprise Columbia Thermostat Fund and, as a result of this review, we have made some changes to the Fund's structure. These changes went into effect on January 13, 2010, just after the period covered by this report. The specifics of these investment strategy changes are summarized below:

• We implemented a 90% maximum and a 10% minimum for both stock and bond allocations.

• The allocation of the Fund's assets among underlying stock and bond funds set forth in the Stock/Bond Allocation table in the Fund's prospectus has been modified in two additional ways. First, the increment in the S&P 500 Index that triggers a change in allocation has decreased from 60 to 50 points. Second, the range of the S&P 500 Index has been reduced so that allocations become static when the S&P 500 Index is at 1,000 and under (rather than 960 and under) or over 1,750 (rather than over 2,100).

• Consequently, the Fund now has a smaller percentage of assets in stock funds at the current level of the S&P 500 Index.

• The tighter range and smaller percentage in stock funds reflects our opinion that S&P 500 Index earnings and valuations will be lower than we previously expected.

• Believing that many foreign economies are likely to grow faster than the U.S. economy, we increased the stock fund allocation to Columbia Acorn International from 15% to 20%.

• To make room for additional international holdings, we reduced the stock fund allocation to the large-cap blend asset class from 25% to 20%.

• Within the large-cap blend asset class, we added Columbia Contrarian Core Fund as an underlying investment option and will split this allocation with Columbia Large Cap Enhanced Core Fund. Columbia Contrarian Core Fund has a fine track record and currently a greater bias towards growth stocks than Columbia Large Cap Enhanced Core Fund.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2009

Stock Funds Fund	Weightings in category	4th quarter	1 year
Columbia Acorn Fund	15%	5.74%	39.65%
Columbia Acorn Select	10%	7.79%	66.17%
Columbia Marsico Growth Fund	15%	6.56%	29.37%
Columbia Acorn International	15%	4.32%	50.97%
Columbia Dividend Income Fund	20%	6.82%	18.59%
Columbia Large Cap Enhanced Core Fund	25%	6.11%	23.99%
Weighted Average Equity Return/Loss	100%	6.20%	33.80%
Bond Funds Fund	Weightings in category	4th quarter	1 year
Columbia Intermediate Bond Fund	50%	2.08%	19.11%
Columbia U.S. Treasury Index Fund	30%	-1.30%	-3.77%
Columbia Conservative High Yield Fund	20%	4.21%	34.96%
Weighted Average Income Return	100%	1.49%	14.74%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 15, 2009	85% stocks, 15% bonds

The combination of our change in the allocation table and market movement resulted in Columbia Thermostat Fund having 70% in stock funds and 30% in bond funds as of press time on February 19, 2010.

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

16

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2009

Inception 9/25/02	1 year	5 year	Life of fund
Returns before taxes	32.29%	3.12%	6.56%
Returns after taxes on distributions	32.14	1.40	5.17
Returns after taxes on distributions and sale of fund shares	20.97	1.97	5.11
S&P 500 Index (pretax)*	26.46	0.42	6.43
Barclays Capital U.S. Aggregate Bond Index (pretax)*	5.93	4.97	4.83
Lipper Flexible Portfolio Funds Index (pretax)	29.17	3.50	7.51

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.05% and 0.97%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/09

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/09

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund, Class Z	25%
Columbia Dividend Income Fund, Class Z	20%
Columbia Acorn Fund, Class Z	15%
Columbia Acorn International, Class Z	15%
Columbia Marsico Growth Fund, Class Z	15%
Columbia Acorn Select, Class Z	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class Z	50%
Columbia U.S. Treasury Index Fund, Class Z	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2009

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index ("Lipper Index"). Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged (although the funds that comprise the Lipper Index are managed) and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $138.6 million

17

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Information
AboveNet	500,000	600,000
ANSYS	1,795,000	2,083,291
Art Technology Group	885,000	2,594,654
Blackboard	0	109,007
Blue Coat Systems	786,000	1,534,000
Discovery Communications, Series C	2,636,500	4,070,000
Eutelsat (France)	250,000	400,000
ExlService Holdings	0	747,658
F5 Networks	920,000	1,045,000
Mettler Toledo	1,385,000	1,450,000
Monolithic Power Systems	745,000	870,000
PAETEC Holding	8,500,000	9,600,000
Plexus	1,275,000	1,395,000
Tyler Technologies	632,890	1,134,260
Consumer Goods & Services
Abercrombie & Fitch	2,715,000	4,500,000
Charming Shoppes	5,857,967	7,500,000
Chico's FAS	7,767,000	8,514,272
Diamond Foods	0	550,475
Flowers Foods	497,511	819,000
GLG Life Tech (Canada)	0	1,153,700
Hansen Natural	1,600,000	1,802,600
Hyatt Hotels	0	141,800
Rue21	0	146,390
Smart Balance	2,500,000	3,000,000
Steelcase	2,612,606	3,000,000
Industrial Goods & Services
Airgas	2,275,000	2,555,200
GrafTech International	1,050,000	1,680,000
Jain Irrigation Systems (India)	440,416	1,000,000
Pall	2,000,000	2,150,000
Silgan Holdings	0	200,000
TrueBlue	800,000	924,900
Finance
City National	170,000	295,000
CVB Financial	0	830,700
Eagle Bancorp	0	251,000
Hanover Insurance Group	615,000	849,000
Hudson Valley	0	660,000
Leucadia National	2,220,000	2,427,400
Pacific Continental	0	246,505
SVB Financial Group	960,000	1,172,396
Health Care
Acorda Therapeutics	0	1,300,000
Allos Therapeutics	1,800,000	2,800,000

	Number of Shares
	09/30/09	12/31/09
Allscripts-Misys Healthcare	0	700,000
AthenaHealth	0	250,000
Auxilium Pharmaceuticals	1,250,000	1,350,000
BioMarin	3,000,000	3,250,000
Gen-Probe	0	568,910
Nanosphere	0	1,232,900
PSS World Medical	2,300,000	2,750,000
Seattle Genetics	3,250,000	4,117,700
Sirona Dental Systems	650,500	850,000
Energy & Minerals
Alange Energy (Colombia)	156,500	8,435,000
Baytex (Canada)	0	347,600
Cabot Oil & Gas	0	250,000
Houston American Energy	0	1,200,000
Orko Silver (Canada)	3,500,000	10,000,000
Pan Orient (Canada)	418,500	1,198,100
Cap-Link Ventures	0	24,000,000
Cap-Link Ventures-Warrants	0	24,000,000
PolyMet Mining	1,000,000	1,500,000
Royal Gold	400,000	500,000
STR Holdings	0	400,000
Zhaojin Mining Industry (China)	0	6,333,700
Other Industries
BioMed Realty Trust	1,360,000	2,260,902
Macerich	865,037	880,376
Old Dominion Freight Lines	0	150,000
Terna (Italy)	0	3,500,000

See accompanying notes to financial statements.

18

	Number of Shares
	09/30/09	12/31/09
Sales
Information
American Tower	1,500,000	1,200,000
Cogent Communications	4,300,000	4,200,000
Concur Technologies	1,400,000	1,200,000
Dionex	500,000	400,000
Discovery Communications	1,433,200	0
Dolby Laboratories	1,340,000	1,140,000
FARO Technologies	334,074	0
Intermec	500,000	0
Micros Systems	2,750,544	2,050,544
ON Semiconductor	4,059,000	3,584,000
Quality Systems	902,110	800,000
Radiant Systems	2,204,336	1,000,000
Red Hat	2,000,000	1,000,000
SES (France)	893,000	702,000
Trimble Navigation	1,770,000	1,545,000
Varian	200,000	0
Vasco Data Security International	154,749	0
Consumer Goods & Services
American Apparel	342,382	0
Career Education	1,700,000	1,677,000
Champion Enterprises	4,500,000	0
Choice Hotels	1,700,000	1,300,000
GameStop	1,650,000	0
Herman Miller	3,500,000	2,800,000
HNI	870,000	0
Hot Topic	3,308,890	0
Jarden	2,500,000	1,700,000
Winnebago Industries	650,000	0
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,825,285	2,200,000
Administaff	1,935,000	1,428,224
Clarcor	3,000,000	2,627,500
FreightCar America	225,000	0
Greif	600,000	500,000
Haynes International	390,000	0
Intertek Group (United Kingdom)	299,004	0
Intrepid Potash	275,000	0
Lincoln Electric	350,000	0
Quanta Services	2,300,000	2,070,000
Toro	1,075,000	900,000
Watsco	725,000	625,000
Finance
Assurant	1,530,000	1,200,000
BOK Financial	3,000,000	2,689,000
Eaton Vance	4,235,000	3,735,000
Protective Life	995,000	640,716
West Coast Bancorp	1,000,000	491,788

	Number of Shares
	09/30/09	12/31/09
Health Care
Beckman Coulter	650,000	450,000
Cephalon	1,250,000	475,000
Cepheid	3,200,000	2,500,000
Charles River Laboratories	1,050,000	700,000
Edwards Lifesciences	600,000	500,000
Henry Schein	1,090,000	800,000
Hologic	1,900,000	0
Human Genome Sciences	3,200,000	2,500,000
InterMune	1,300,000	885,000
Kinetic Concepts	900,000	400,000
Luminex	1,700,000	0
Myriad Genetics	1,735,000	1,200,000
Nektar Therapeutics	4,425,000	3,052,000
Poniard	1,450,916	0
Psychiatric Solutions	2,200,000	1,300,000
Thoratec	148,000	0
United Therapeutics	900,000	760,000
Energy & Minerals
Carrizo Oil & Gas	1,167,000	994,900
Trinidad Drilling (Canada)	5,000,000	3,677,900
XTO Energy	1,580,000	0
Other Industries
American Commercial Lines	625,000	602,000
Forest City Enterprises, Class B	1,158,000	1,105,289
SL Green Realty	580,000	440,000

See accompanying notes to financial statements.

19

Columbia Acorn Fund

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 97.2%
Information 25.8%
	> Business Software 4.7%
7,000,000	Informatica (a)(b)	$181,020
	Enterprise Data Integration Software
2,083,291	ANSYS (a)	90,540
	Simulation Software for Engineers & Designers
2,050,544	Micros Systems (a)	63,628
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	51,875
	Directory, Operating System & Identity Management Software
1,200,000	Concur Technologies (a)	51,300
	Web Enabled Cost & Expense Management Software
800,000	Quality Systems	50,231
	IT Systems for Medical Groups & Ambulatory Care Centers
1,800,000	Blackbaud	42,534
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	31,646
	Recruiting & Workforce Management Solutions
1,000,000	Red Hat (a)	30,900
	Maintenance & Support for Open Source & Middleware
1,134,260	Tyler Technologies (a)	22,583
	Financial, Tax, Court & Document Management Systems for Government
1,000,000	NetSuite (a)(c)	15,980
	End to End IT Systems Solutions Delivered Over the Web
3,700,000	Actuate (a)(b)	15,836
	Information Delivery Software & Solutions
2,594,654	Art Technology Group (a)	11,702
	Software & Tools to Optimize Websites for E-commerce
1,000,000	Radiant Systems (a)	10,400
	IT Systems for Restaurants, Convenience Stores & Retail Stores
700,000	Avid Technology (a)	8,932
	Digital Nonlinear Editing Software & Systems
109,007	Blackboard (a)	4,948
	Education Software
		684,055
	> Computer Hardware & Related Equipment 2.9%
3,800,000	Amphenol	175,484
	Electronic Connectors
2,400,000	II-VI (a)(b)	76,320
	Laser Optics & Specialty Materials
1,140,000	Dolby Laboratories (a)	54,412
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (a)	39,704
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	24,832
	Audio & Video Recording Solutions
970,000	Netgear (a)	21,039
	Networking Products for Small Business & Home
740,000	Belden CDT	16,221
	Specialty Cable

Number of Shares		Value (000)
805,000	Stratasys (a)(c)	$13,911
	Rapid Prototyping Systems
340,000	Teradata (a)	10,686
	Enterprise Data Warehouse Systems
		432,609
	> Instrumentation 2.9%
1,450,000	Mettler Toledo (a)	152,235
	Laboratory Equipment
5,200,000	Hexagon (Sweden)	76,386
	Measurement Equipment
2,200,000	FLIR Systems (a)	71,984
	Infrared Cameras
2,750,000	IPG Photonics (a)(b)	46,035
	Fiber Lasers
1,545,000	Trimble Navigation (a)	38,934
	GPS-based Instruments
400,000	Dionex (a)	29,548
	Ion & Liquid Chromatography
400,000	Hamamatsu Photonics (Japan)	9,661
	Optical Sensors for Medical & Industrial Applications
		424,783
	> Mobile Communications 2.6%
6,575,000	Crown Castle International (a)	256,688
	Communications Towers
2,000,000	SBA Communications (a)	68,320
	Communications Towers
1,200,000	American Tower (a)	51,852
	Communications Towers in USA & Latin America
1,000,000	MetroPCS Communications (a)	7,630
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	1,305
	Satellite Mobile Voice & Data Carrier
		385,795
	> Telephone and Data Services 2.0%
9,500,000	tw telecom (a)(b)	162,830
	Fiber Optic Telephone/Data Services
4,200,000	Cogent Communications (a)(b)	41,412
	Internet Data Pipelines
9,600,000	PAETEC Holding (a)(b)	39,840
	Telephone/Data Services for Business
600,000	AboveNet (a)	39,024
	Metropolitan Fiber Communications Services
2,000,000	General Communications (a)	12,760
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		295,866
	> Financial Processors 1.7%
2,919,000	Global Payments	157,217
	Credit Card Processor
10,000,000	Singapore Exchange (Singapore)	58,948
	Singapore Equity & Derivatives Market Operator
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	37,830
	Hong Kong Equity & Derivatives Market Operator
		253,995

See accompanying notes to financial statements.

20

Number of Shares		Value (000)
	> CATV 1.4%
4,070,000	Discovery Communications, Series C (a)	$107,936
	CATV Programming
47,000	Jupiter Telecommunications (Japan)	46,564
	Largest Cable Service Provider in Japan
1,250,000	Liberty Global, Series A (a)	27,388
	Cable TV Franchises Outside the USA
4,000,000	Mediacom Communications (a)(b)	17,880
	Cable Television Franchises
		199,768
	> Semiconductors & Related Equipment 1.3%
3,584,000	ON Semiconductor (a)	31,575
	Mixed-signal & Power Management Semiconductors
1,035,000	Supertex (a)(b)	30,843
	Analog/Mixed-signal Semiconductors
1,620,000	Microsemi (a)	28,755
	Analog/Mixed-signal Semiconductors
870,000	Monolithic Power Systems (a)	20,854
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	20,350
	Interface Integrated Circuits (ICs) & Frequency Control Products
3,750,000	Entegris (a)	19,800
	Semiconductor Materials Management Products
500,000	Littelfuse (a)	16,075
	Little Fuses
1,900,000	IXYS (a)(b)	14,098
	Power Semiconductors
2,110,000	Integrated Device Technology (a)	13,652
	Communications Semiconductors
		196,002
	> Telecommunications Equipment 1.2%
1,045,000	F5 Networks (a)	55,364
	Internet Traffic Management Equipment
1,534,000	Blue Coat Systems (a)	43,780
	WAN Acceleration & Network Security
1,580,000	Polycom (a)	39,453
	Video Conferencing Equipment
1,165,000	CommScope (a)	30,908
	Wireless Infrastructure Equipment & Telecom Cable
		169,505
	> Gaming Equipment & Services 1.1%
4,025,000	Bally Technologies (a)(b)	166,192
	Slot Machines & Software
		166,192
	> Computer Services 1.0%
5,000,000	iGate (b)	50,000
	IT & Business Process Outsourcing Services
1,905,000	SRA International (a)	36,386
	Government IT Services
1,800,000	Virtusa (a)(b)	16,308
	Offshore IT Outsourcing

Number of Shares		Value (000)
747,658	ExlService Holdings (a)	$13,577
	Business Process Outsourcing
4,500,000	Hackett Group (a)(b)	12,510
	IT Integration & Best Practice Research
736,499	WNS - ADR (India) (a)	11,084
	Offshore BPO (Business Process Outsourcing) Services
165,000	ManTech International (a)	7,966
	Government IT Services
		147,831
	> Internet Related 0.7%
2,500,000	Switch & Data Facilities (a)(b)	50,525
	Network Neutral Data Centers
188,000	NHN (South Korea) (a)	31,044
	South Korea's Largest Online Search Engine
800,000	Akamai (a)	20,264
	Content Delivery Network (CDN) for Better Delivery of Online Content
1,000,000	TheStreet.com	2,400
	Financial Information Websites
		104,233
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	94,250
	Electronic Components Distribution
		94,250
	> Business Information & Marketing Services 0.5%
2,500,000	Navigant Consulting (a)(b)	37,150
	Financial Consulting Firm
650,000	FTI Consulting (a)	30,654
	Financial Consulting Firm
1,240,000	InfoGROUP (a)	9,945
	Business Data for Sales Leads
		77,749
	> Contract Manufacturing 0.5%
1,395,000	Plexus (a)	39,757
	Electronic Manufacturing Services
3,050,000	Sanmina-SCI (a)	33,642
	Electronic Manufacturing Services
		73,399
	> Advertising 0.2%
2,700,000	VisionChina Media - ADR (China) (a)	29,484
	Advertising on Digital Screens in China's Mass Transit System
		29,484
	> Satellite Broadcasting & Services 0.2%
702,000	SES (France)	15,741
	Fixed Satellite Services
400,000	Eutelsat (France)	12,834
	Fixed Satellite Services
		28,575
	> Consumer Software 0.1%
3,200,000	THQ (a)	16,128
	Entertainment Software
		16,128

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Radio 0.1%
1,541,000	Salem Communications (a)(b)	$9,230
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	2,071
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	1,872
	Spanish Language Radio Stations
		13,173
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	8,500
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	2,642
	Mid-market Affiliated TV Stations
		11,142
Information: Total		3,804,534
Consumer Goods & Services 18.2%
	> Retail 6.0%
4,500,000	Abercrombie & Fitch (b)	156,825
	Teen Apparel Retailer
4,020,000	Urban Outfitters (a)	140,660
	Apparel & Home Specialty Retailer
4,200,000	lululemon athletica (a)(b)	126,420
	Premium Active Apparel Retailer
8,514,272	Chico's FAS (a)	119,626
	Women's Specialty Retailer
2,564,000	J Crew Group (a)	114,713
	Multi-channel Branded Retailer
7,500,000	Charming Shoppes (a)(b)	48,525
	Women's Specialty Plus Size Apparel Retailer
3,500,000	AnnTaylor Stores (a)(b)	47,740
	Women's Apparel Retailer
6,100,000	Saks (a)(c)	40,016
	Luxury Department Store Retailer
900,000	Gymboree (a)	39,141
	Children's Apparel Specialty Retailer
4,250,000	Talbots (a)(b)(c)	37,867
	Women's Specialty Retailer
1,371,366	Gaiam (a)(b)	10,546
	Healthy Living Catalogs & E-Commerce
146,390	Rue21 (a)	4,112
	Fashion Value Apparel Retailer
		886,191
	> Travel 2.9%
4,700,000	Expedia (a)	120,837
	Online Travel Services Company
1,950,000	Vail Resorts (a)(b)	73,710
	Ski Resort Operator & Developer
3,700,000	Gaylord Entertainment (a)(b)(c)	73,075
	Convention Hotels
4,700,000	Avis Budget Group (a)	61,664
	Second Largest Car Rental Company
1,300,000	Choice Hotels	41,158
	Franchisor of Budget Hotel Brands
3,000,000	Hertz (a)	35,760
	Largest U.S. Rental Car Operator

Number of Shares		Value (000)
110,000	Pierre & Vacances (France)	$8,478
	Vacation Apartment Lets
141,800	Hyatt Hotels (a)	4,227
	Hotel Owner Operator
		418,909
	> Educational Services 2.5%
1,350,000	ITT Educational Services (a)	129,546
	Post-secondary Degree Services
9,500,000	SkillSoft - ADR (a)(b)	99,560
	Web-based Learning Solutions (E-Learning)
550,000	New Oriental Education & Technology - ADR (China) (a)(c)	41,585
	China's Largest Private Education Service Provider
1,677,000	Career Education (a)	39,091
	Post-secondary Education
1,750,301	Universal Technical Institute (a)(b)	35,356
	Vocational Training
3,000,000	Princeton Review (a)(b)	12,180
	College Preparation Courses
1,268,258	Cambium Learning Group (a)	4,972
	Education Services for the K-12 Market
2,000,000	Voyager Learning, Contingent Value Rights (d)	336
	Education Services for the K-12 Market
		362,626
	> Apparel 1.7%
5,930,000	Coach	216,623
	Designer & Retailer of Branded Leather Accessories
1,500,000	True Religion Apparel (a)(b)	27,735
	Premium Denim
		244,358
	> Nondurables 1.5%
1,010,000	Chattem (a)(b)	94,233
	Personal Care Products
1,700,000	Jarden	52,547
	Branded Household Products
1,700,000	Helen of Troy (a)(b)	41,582
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	33,704
	Household & Personal Care Products
		222,066
	> Food & Beverage 0.9%
1,802,600	Hansen Natural (a)	69,220
	Alternative Beverages
550,475	Diamond Foods	19,564
	Culinary Ingredients & Snack Foods
819,000	Flowers Foods	19,459
	Bread & Baked Goods
3,000,000	Smart Balance (a)	18,000
	Healthy Food Products
1,153,700	GLG Life Tech (Canada) (a)	8,826
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		135,069

See accompanying notes to financial statements.

22

Number of Shares		Value (000)
	> Furniture & Textiles 0.8%
2,800,000	Herman Miller (b)	$44,744
	Office Furniture
4,000,000	Knoll (b)	41,320
	Office Furniture
3,000,000	Steelcase	19,080
	Office Furniture
1,000,000	Interface	8,310
	Modular & Broadloom Carpet
		113,454
	> Other Consumer Services 0.5%
2,150,000	Lifetime Fitness (a)(b)(c)	53,599
	Sport & Fitness Club Operator
10,976,800	Lifestyle International (Hong Kong)	20,360
	Mid to High-end Department Store Operator in Hong Kong & China
		73,959
	> Casinos & Gaming 0.4%
4,050,000	Pinnacle Entertainment (a)(b)	36,369
	Regional Casino Operator
875,000	Penn National Gaming (a)	23,782
	Regional Casino Operator
		60,151
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	40,068
	Distributor of Swimming Pool Supplies & Equipment
264,010	Central European Distribution (Poland) (a)	7,501
	Vodka Production & Spirits Distribution
		47,569
	> Leisure Products 0.3%
1,390,000	Thor Industries	43,646
	RV & Bus Manufacturer
		43,646
	> Restaurants 0.3%
650,000	P.F. Chang's China Bistro (a)(c)	24,642
	Mandarin Style Restaurants
2,000,000	AFC Enterprises (a)(b)	16,320
	Popeye's Restaurants
		40,962
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	21,237
	Event Ticket Sales
		21,237
	> Other Durable Goods —%
180,000	Cavco Industries (a)	6,466
	Manufactured Homes
		6,466
Consumer Goods & Services: Total		2,676,663
Industrial Goods & Services 18.1%
	> Machinery 7.6%
4,200,000	Donaldson (b)	178,668
	Industrial Air Filtration

Number of Shares		Value (000)
4,500,000	Ametek	$172,080
	Aerospace/Industrial Instruments
2,700,000	Oshkosh	99,981
	Specialty Truck Manufacturer
2,627,500	Clarcor (b)	85,236
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (b)	78,870
	Automatic Electric Meter Readers
2,150,000	Pall	77,830
	Filtration & Fluids Clarification
2,300,000	Pentair	74,290
	Pumps & Water Treatment
1,100,000	Nordson	67,298
	Dispensing Systems for Adhesives & Coatings
1,975,000	Mine Safety Appliances (b)	52,396
	Safety Equipment
1,660,000	MOOG (a)	48,522
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,300,000	Kaydon	46,488
	Specialized Friction & Motion Control Products
1,225,000	HEICO (b)	44,051
	FAA Approved Aircraft Replacement Parts
900,000	Toro	37,629
	Turf Maintenance Equipment
600,000	Wabtec	24,504
	Freight & Transit Component Supplier
1,000,000	Jain Irrigation Systems (India)	18,790
	Agricultural Micro-irrigation Systems & Food Processing
114,000	Neopost (France)	9,419
	Postage Meter Machines
		1,116,052
	> Industrial Materials & Specialty Chemicals 2.9%
2,000,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	75,140
	Producer of Specialty Fertilizers, Lithium & Iodine
2,200,000	Nalco Holding Company	56,122
	Provider of Water Treatment & Process Chemicals & Services
1,530,000	Albemarle	55,646
	Refinery Catalysts & Other Specialty Chemicals
363,000	Novozymes (Denmark)	37,639
	Industrial Enzymes
1,600,000	Drew Industries (a)(b)	33,040
	RV & Manufactured Home Components
500,000	Greif	26,990
	Industrial Packaging
741,176	Carbone Lorraine (France)	26,720
	Advanced Industrial Materials
15,000	Sika (Switzerland)	23,335
	Chemicals for Construction & Industrial Applications
1,000,000	Albany International	22,460
	Paper Machine Clothing & Advanced Textiles
2,000,000	Kansai Paint (Japan)	16,607
	Paint Producer in Japan, India, China & Southeast Asia

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
600,000	Crown Holdings (a)	$15,348
	Metal Can Packaging
450,000	Celanese	14,445
	Commodity & Specialty Chemicals Provider
200,000	Silgan Holdings	11,576
	Metal & Plastic Packaging
350,000	Koppers Holdings	10,654
	Integrated Provider of Carbon Compounds
		425,722
	> Industrial Distribution 2.0%
2,555,200	Airgas	121,628
	Industrial Gas Distributor
1,000,000	WW Grainger	96,830
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	44,902
	Industrial Distribution
625,000	Watsco	30,612
	HVAC Distribution
		293,972
	> Other Industrial Services 1.8%
3,300,000	Expeditors International of Washington	114,609
	International Freight Forwarder
1,500,000	Imtech (Netherlands)	40,253
	Electromechanical & ICT Installation & Maintenance
1,300,000	Forward Air	32,565
	Freight Transportation Between Airports
2,000,000	UTI Worldwide	28,640
	Freight Forwarding & Logistics
1,750,000	Mobile Mini (a)	24,658
	Portable Storage Units Leasing
924,900	TrueBlue (a)	13,698
	Temporary Manual Labor
900,000	American Reprographics (a)	6,309
	Document Management & Logistics
		260,732
	> Outsourcing Services 1.2%
35,000,000	Olam International (Singapore)	65,547
	Agriculture Supply Chain Manager
2,070,000	Quanta Services (a)	43,139
	Electrical & Telecom Construction Services
1,428,224	Administaff (b)	33,692
	Professional Employer Organization
3,000,000	Serco (United Kingdom)	25,505
	Facilities Management
600,000	GP Strategies (a)	4,518
	Training Programs
		172,401
	> Construction 1.0%
700,000	Martin Marietta Materials	62,587
	Aggregates
60,000	NVR (a)	42,642
	D.C. Homebuilder
850,000	Simpson Manufacturing	22,856
	Wall Joint Maker

Number of Shares		Value (000)
687,500	Ritchie Brothers Auctioneers (c)	$15,421
	Heavy Equipment Auctioneer
384,000	M/I Homes (a)	3,990
	Columbus-based Home Builder
		147,496
	> Waste Management 0.6%
1,858,500	Republic Services	52,614
	Solid Waste Management
1,200,000	Waste Connections (a)	40,008
	Solid Waste Management
		92,622
	> Electrical Components 0.4%
1,300,000	Acuity Brands	46,332
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	16,648
	Industrial Light Sources
		62,980
	> Conglomerates 0.3%
2,200,000	Aalberts Industries (Netherlands)	31,431
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	21,368
	Electronic Parts & Ceramics
		52,799
	> Steel 0.2%
1,680,000	GrafTech International (a)	26,124
	Industrial Graphite Materials Producer
		26,124
	> Water 0.1%
1,750,000	Mueller Water Products	9,100
	Fire Hydrants, Valves & Ductile Iron Pipes
		9,100
Industrial Goods & Services: Total		2,660,000
Finance 11.8%
	> Banks 3.7%
2,689,000	BOK Financial	127,781
	Tulsa-based Southwest Bank
5,718,205	Valley National Bancorp (c)	80,798
	New Jersey/New York Bank
4,150,000	TCF Financial	56,523
	Great Lakes Bank
1,172,396	SVB Financial Group (a)	48,877
	Bank to Venture Capitalists
2,305,600	MB Financial	45,467
	Chicago Bank
3,737,900	Associated Banc-Corp (c)	41,154
	Midwest Bank
640,000	Cullen/Frost Bankers	32,000
	Texas Bank
2,440,000	Wilmington Trust	30,110
	Delaware Trust Bank
1,200,000	TriCo Bancshares (b)	19,980
	California Central Valley Bank
660,000	Hudson Valley	16,276
	Metro New York City Bank

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Banks—continued
295,000	City National	$13,452
	Bank & Asset Manager
830,700	CVB Financial (c)	7,177
	Inland Empire Business Bank
1,170,000	First Busey	4,551
	Illinois Bank
500,000	Sandy Spring Bancorp (c)	4,445
	Baltimore, D.C. Bank
246,505	Pacific Continental	2,820
	Pacific N.W. Bank
251,000	Eagle Bancorp (a)	2,628
	Metro D.C. Bank
583,872	Green Bankshares (c)	2,073
	Tennessee Bank
491,788	West Coast Bancorp	1,033
	Portland Community Bank
		537,145
	> Insurance 2.9%
2,427,400	Leucadia National (a)	57,748
	Insurance Holding Company
1,890,000	HCC Insurance Holdings	52,863
	Specialty Insurance
9,420,000	Conseco (a)	47,100
	Life, Long-term Care & Medical Supplement Insurance
849,000	Hanover Insurance Group	37,721
	Personal & Commercial Lines Insurance
1,200,000	Assurant	35,376
	Specialty Insurance
100,000	Markel (a)	34,000
	Specialty Insurance
1,450,000	Delphi Financial Group	32,437
	Workers Compensation & Group Employee Benefit Products & Services
575,000	Navigators Group (a)	27,088
	Specialty Insurance
1,000,000	Aspen Insurance	25,450
	Commercial Lines Insurance/Reinsurance
1,420,000	Selective Insurance Group	23,359
	Commercial & Personal Lines Insurance
832,000	Willis Group (Ireland)	21,948
	Insurance Broker
900,000	Tower Group	21,069
	Commercial & Personal Lines Insurance
640,716	Protective Life	10,604
	Life Insurance
		426,763
	> Finance Companies 2.5%
7,235,000	AmeriCredit (a)(b)	137,754
	Auto Lending
1,545,000	World Acceptance (a)(b)	55,357
	Personal Loans
2,350,000	McGrath Rentcorp (b)	52,546
	Temporary Space & IT Rentals
1,730,000	GATX	49,737
	Rail Car Lessor
3,300,000	H&E Equipment Services (a)(b)	34,617
	Heavy Equipment Leasing

Number of Shares		Value (000)
655,000	Aaron's (c)	$18,163
	Rent to Own
1,650,000	CAI International (a)(b)	14,900
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	8,652
	Small Equipment Leasing
		371,726
	> Brokerage & Money Management 1.6%
3,735,000	Eaton Vance	113,581
	Specialty Mutual Funds
6,448,000	SEI Investments	112,969
	Mutual Fund Administration & Investment Management
700,000	Investment Technology Group (a)	13,790
	Electronic Trading
		240,340
	> Savings & Loans 1.1%
6,480,000	People's United	108,216
	Connecticut Savings & Loan
450,000	Housing Development Finance (India)	25,935
	Indian Mortgage Lender
731,478	ViewPoint Financial	10,541
	Texas Thrift
1,010,000	Provident New York Bancorp	8,524
	New York State Thrift
234,693	Berkshire Hills Bancorp	4,854
	Northeast Thrift
		158,070
Finance: Total		1,734,044
Health Care 9.6%
	> Medical Equipment & Devices 3.1%
3,000,000	Alexion Pharmaceuticals (a)	146,460
	Biotech Focused on Orphan Diseases
1,700,000	Illumina (a)(c)	52,105
	Leading Tools & Service Provider for Genetic Analysis
2,400,000	American Medical Systems (a)	46,296
	Medical Devices to Treat Urological Conditions
500,000	Edwards Lifesciences (a)	43,425
	Heart Valves
700,000	Haemonetics (a)	38,605
	Blood & Plasma Collection Equipment
1,000,000	Orthofix International (a)(b)	30,970
	Bone Fixation & Stimulation Devices
450,000	Beckman Coulter	29,448
	In-vitro Clinical Diagnostics
850,000	Sirona Dental Systems (a)	26,979
	Manufacturer of Dental Equipment
568,910	Gen-Probe (a)	24,406
	Molecular In-vitro Diagnostics
400,000	Kinetic Concepts (a)	15,060
	Wound Healing & Tissue Repair Products

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,232,900	Nanosphere (a)	$7,940
	Molecular Diagnostics Company with Best of Breed Platform
		461,694
	> Biotechnology & Drug Delivery 3.0%
2,500,000	Human Genome Sciences (a)	76,500
	Biotech Focused on HCV, Inflammation & Cancer
3,250,000	BioMarin (a)	61,132
	Biotech Focused on Orphan Diseases
4,117,700	Seattle Genetics (a)	41,836
	Antibody-based Therapies for Cancer
1,350,000	Auxilium Pharmaceuticals (a)	40,473
	Biotech Focused on Niche Disease Areas
760,000	United Therapeutics (a)	40,014
	Biotech Focused on Rare Diseases
1,300,000	Acorda Therapeutics (a)	32,786
	Biopharma Company Focused on Nervous Disorder Drugs
1,200,000	Myriad Genetics (a)	31,320
	Genetic Diagnostics
3,052,000	Nektar Therapeutics (a)	28,445
	Drug Delivery Technologies
600,000	AMAG Pharmaceuticals (a)	22,818
	Biotech Focused on Niche Diseases
2,800,000	Allos Therapeutics (a)(c)	18,396
	Cancer Drug Development
475,000	Onyx Pharmaceuticals (a)	13,937
	Commercial-stage Biotech Focused on Cancer
885,000	InterMune (a)	11,540
	Drugs for Pulmonary Fibrosis & Hepatitis C
1,400,000	Micromet (a)(c)	9,324
	Next-generation Antibody Technology
2,700,000	NPS Pharmaceuticals (a)(b)	9,180
	Orphan Drugs & Healthy Royalties
359,944	MicroDose Technologies (a)(d)	162
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	9
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	5
	High Throughput Rational Drug Design
		437,877
	> Medical Supplies 1.7%
800,000	Henry Schein (a)	42,080
	Largest Distributor of Healthcare Products
1,675,000	QIAGEN (Netherlands) (a)(c)	37,386
	Life Science Tools & Molecular Diagnostics
665,000	Idexx Laboratories (a)(c)	35,538
	Diagnostic Equipment & Services for Veterinarians
486,000	Techne	33,320
	Cytokines, Antibodies & Other Reagents for Life Science

Number of Shares		Value (000)
2,500,000	Cepheid (a)	$31,200
	Molecular Diagnostics
850,000	ICU Medical (a)(b)	30,974
	Intravenous Therapy Products
1,400,000	Immucor (a)	28,336
	Automated Blood Typing Reagents
150,000	Owens & Minor	6,440
	Distribution of Medical Supplies
		245,274
	> Health Care Services 1.6%
2,750,000	PSS World Medical (a)	62,067
	Distributor of Medical Supplies
700,000	Mednax (a)	42,077
	Physician Management for Pediatric & Anesthesia Practices
1,300,000	Psychiatric Solutions (a)	27,482
	Behavioral Health Services
4,250,000	eResearch Technology (a)(b)	25,543
	Clinical Research Services
700,000	Charles River Laboratories (a)	23,583
	Pharmaceutical Research
850,000	Healthcare Services Group	18,241
	Outsourced Services to Long-term Care Industry
700,000	Allscripts-Misys Healthcare (a)	14,161
	Clinical IT Solutions for Physician Offices
800,000	Emdeon (a)	12,200
	Revenue & Payment Cycle Management
250,000	AthenaHealth (a)	11,310
	Revenue Cycle Management for Physician Offices
		236,664
	> Pharmaceuticals 0.2%
475,000	Cephalon (a)	29,645
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,450,000	United Drug (Ireland)	7,475
	Irish Pharmaceutical Wholesaler & Outsourcer
		37,120
Health Care: Total		1,418,629
Energy & Minerals 9.3%
	> Oil Services 4.3%
3,100,000	FMC Technologies (a)	179,304
	Oil & Gas Wellhead Manufacturer
2,809,568	Fugro (Netherlands)	160,446
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	114,720
	Offshore Drilling Contractor
1,000,000	Oceaneering International (a)	58,520
	Provider of Sub-sea Services & Manufactured Products
1,670,000	ShawCor (Canada)	46,866
	Oil & Gas Pipeline Products
3,677,900	Trinidad Drilling (Canada)	24,863
	Operator of Deep Land Drilling Rigs & Service Rigs Throughout North America

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Oil Services—continued
1,750,000	Tesco (a)	$22,592
	Developing New Well Drilling Technologies
375,000	Bristow (a)	14,419
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
600,000	Tetra Technologies (a)	6,648
	U.S.-based Services Company with Life of Field Approach
2,983,500	Horizon North Logistics (Canada) (a)	4,707
	Provides Diversified Oil Service Offering in Northern Canada
		633,085
	> Oil & Gas Producers 3.6%
3,200,000	Southwestern Energy (a)	154,240
	Oil & Gas Producer
4,910,550	Pacific Rubiales Energy (Canada) (a)	72,542
	Oil Production & Exploration in Colombia
1,100,000	Range Resources	54,835
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	50,049
	Oil & Gas Producer
975,000	Ultra Petroleum (a)	48,614
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	39,960
	Oil Producer Using Co2 Injection
994,900	Carrizo Oil & Gas (a)	26,355
	Oil & Gas Producer
4,000,000	Gran Tierra Energy (Canada) (a)	22,948
	Oil Exploration & Production in Colombia, Peru & Argentina
24,000,000	Cap-Link Ventures (a)(d)	10,097
24,000,000	Cap-Link Ventures-Warrants (a)(d)	6,425
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
250,000	Cabot Oil & Gas	10,898
	Large Natural Gas Producer in Appalachia & Gulf Coast
347,600	Baytex (Canada)	9,871
	Oil & Gas Producer in Canada
1,198,100	Pan Orient (Canada) (a)	8,706
	Growth Oriented & Return Focused Asian Explorer
1,200,000	Houston American Energy	7,392
	Oil & Gas Exploration/Production in Colombia
1,500,000	Vaalco Energy	6,825
	Oil & Gas Producer
8,435,000	Alange Energy (Colombia) (a)	5,081
	Oil & Gas Exploration/Production in Colombia
264,000	Petrolifera Petroleum (a)	245
	Oil & Gas Exploration & Production in South America
		535,083
	> Mining 1.1%
2,520,000	Silver Wheaton (Canada) (a)	37,850
	Silver Mining Royalty Company
290,000	Core Laboratories (Netherlands)	34,255
	Oil & Gas Reservoir Consulting
500,000	Royal Gold	23,550
	Precious Metals Mining Royalty Company

Number of Shares		Value (000)
7,725,000	Uranium One (South Africa) (a)	$22,307
	Uranium Mines in Kazakhstan, the U.S. & Australia
1,000,000	Ivanhoe Mines (Canada) (a)	14,830
	Copper Mine Project in Mongolia
6,333,700	Zhaojin Mining Industry (China)	12,493
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	11,474
	Silver Exploration & Development
1,500,000	PolyMet Mining (a)(c)	4,590
	Copper & Nickel Miner
		161,349
	> Independent Power 0.1%
340,000	Wisconsin Energy	16,942
	Wisconsin Utility
		16,942
	> Oil Refining, Marketing & Distribution 0.1%
175,000	Vopak (Netherlands)	13,826
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		13,826
	> Alternative Energy 0.1%
400,000	STR Holdings (a)	6,284
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	1,670
	Owner/Operator of Gasification Plants
		7,954
Energy & Minerals: Total		1,368,239
Other Industries 4.4%
	> Real Estate 2.6%
675,000	Federal Realty Investment Trust	45,711
	Shopping Centers
850,000	Digital Realty Trust	42,738
	Technology-focused Office Buildings
2,260,902	BioMed Realty Trust	35,677
	Life Science-focused Office Buildings
22,000,000	Ascendas REIT (Singapore)	34,453
	Singapore Industrial Property Landlord
900,000	Corporate Office Properties	32,967
	Office Buildings
880,376	Macerich (c)	31,649
	Regional Shopping Malls
900,000	American Campus Communities	25,290
	Student Housing
40,000,000	Mapletree Logistics Trust (Singapore)	22,290
	Asian Logistics Landlord
440,000	SL Green Realty	22,106
	Manhattan Office Buildings
700,000	Washington REIT	19,285
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	18,825
	Industrial Properties
1,400,000	Extra Space Storage	16,170
	Self Storage Facilities

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Real Estate—continued
2,800	Orix JREIT (Japan)	$13,916
	Diversified REIT
1,105,289	Forest City Enterprises, Class B (a)	13,131
	Commercial & Residential Property Developer
2,300,000	Kite Realty Group	9,361
	Community Shopping Centers
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		383,569
	> Transportation 1.1%
2,110,000	JB Hunt Transport Services	68,090
	Truck & Intermodal Carrier
2,480,000	Heartland Express	37,869
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	29,725
500,000	Rush Enterprises, Class B (a)(b)	5,250
	Truck Sales & Services
500,000	World Fuel Services	13,395
	Global Fuel Broker
602,000	American Commercial Lines (a)	11,035
	Operator of Inland Barges/Builder of Barges & Vessels
150,000	Old Dominion Freight Lines (a)	4,605
	LTL Trucker
		169,969
	> Regulated Utilities 0.7%
2,200,000	Northeast Utilities	56,738
	Regulated Electric Utility
500,000	Red Electrica de Espana (Spain)	27,711
	Spanish Power Transmission
3,500,000	Terna (Italy)	15,060
	Italian Power Transmission
		99,509
Other Industries: Total		653,047
Total Equities: 97.2% (Cost: $10,369,467)		14,315,156
Securities Lending Collateral: 1.3%
183,433,582	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.000%)	183,434
Total Securities Lending Collateral: (Cost: $183,434)		183,434

Principal Amount (000)		Value (000)
Short-Term Obligations: 3.1%
	> Repurchase Agreement 2.8%
$413,094	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 9/17/10, market value $421,361 (repurchase proceeds $413,094)	$413,094
		413,094
	> Commercial Paper 0.3%
50,000	Toyota Motor Credit 0.16% due 1/04/10	49,999
		49,999
Total Short-Term Obligations: (Amortized Cost: $463,093)		463,093
Total Investments: 101.6% (Cost: $11,015,994)(g)(h)		14,961,683
Obligation to Return Collateral for Securities Loaned: (1.3)%		(183,434)
Cash and Other Assets Less Liabilities: (0.3)%		(51,098)
Total Net Assets: 100.0%		$14,727,151

ADR = American Depositary Receipts

See accompanying notes to financial statements.

28

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Abercrombie & Fitch	1,925,000	2,695,000	120,000	4,500,000	$156,825	$2,124
Actuate	1,683,760	2,016,240	-	3,700,000	15,836	-
Administaff	2,025,000	-	596,776	1,428,224	33,692	1,014
AFC Enterprises	1,800,000	200,000	-	2,000,000	16,320	-
AmeriCredit	7,235,000	-	-	7,235,000	137,754	-
AnnTaylor Stores	-	3,500,000	-	3,500,000	47,740	-
Array Biopharma*	2,910,000	-	2,910,000	-	-	-
Avis Budget Group*	-	6,000,000	1,300,000	4,700,000	61,664	-
Bally Technologies	3,750,000	275,000	-	4,025,000	166,192	-
CAI International	1,500,000	150,000	-	1,650,000	14,900	-
Carrizo Oil & Gas*	2,525,000	200,000	1,730,100	994,900	26,355	-
Cepheid*	3,100,000	900,000	1,500,000	2,500,000	31,200	-
Champion Enterprises*	4,500,000	-	4,500,000	-	-	-
Charlotte Russe*	-	1,900,000	1,900,000	-	-	-
Charming Shoppes	-	7,500,000	-	7,500,000	48,525	-
Chattem	1,010,000	-	-	1,010,000	94,233	-
Clarcor	3,000,000	-	372,500	2,627,500	85,236	1,103
Cogent Communications	4,300,000	-	100,000	4,200,000	41,412	-
Conseco*	9,420,000	-	-	9,420,000	47,100	-
Donaldson	4,200,000	-	-	4,200,000	178,668	1,932
Drew Industries	1,324,000	276,000	-	1,600,000	33,040	-
Entravision Communications*	2,500,000	-	-	2,500,000	8,500	-
eResearch Technology	3,935,901	314,099	-	4,250,000	25,543	-
ESCO Technologies	2,200,000	-	-	2,200,000	78,870	-
FARO Technologies*	1,275,000	-	1,275,000	-	-	-
Forest City Enterprises, Class B*	1,158,000	-	52,711	1,105,289	13,131	-
Forward Air*	1,900,000	-	600,000	1,300,000	32,565	413
Gaiam	1,200,000	171,366	-	1,371,366	10,546	-
Gaylord Entertainment	3,300,000	400,000	-	3,700,000	73,075	-
H&E Equipment Services	3,300,000	-	-	3,300,000	34,617	-
Hackett Group	4,600,000	-	100,000	4,500,000	12,510	-
HEICO	850,000	375,000	-	1,225,000	44,051	125
Helen of Troy	1,900,000	-	200,000	1,700,000	41,582	-
Herman Miller	3,000,000	500,000	700,000	2,800,000	44,744	682
Hot Topic*	-	3,791,890	3,791,890	-	-	-
ICU Medical	1,250,000	-	400,000	850,000	30,974	-
iGate	5,000,000	-	-	5,000,000	50,000	550
II-VI	2,400,000	-	-	2,400,000	76,320	-
Informatica	5,500,000	1,500,000	-	7,000,000	181,020	-
Interline Brands	2,000,000	600,000	-	2,600,000	44,902	-
IPG Photonics	2,750,000	-	-	2,750,000	46,035	-
ITT Educational Services*	2,150,000	-	800,000	1,350,000	129,546	-
IXYS	2,035,000	400,000	535,000	1,900,000	14,098	-
Kenexa	2,425,000	-	-	2,425,000	31,646	-
Kite Realty Group*	1,900,000	400,000	-	2,300,000	9,361	1,016
Knoll	3,300,000	700,000	-	4,000,000	41,320	636
Lifetime Fitness	1,900,000	250,000	-	2,150,000	53,599	-
lululemon athletica	-	4,200,000	-	4,200,000	126,420	-
Luminex*	1,110,000	1,343,000	2,453,000	-	-	-
Marlin Business Services	1,091,000	-	-	1,091,000	8,652	-
MB Financial*	2,020,000	285,600	-	2,305,600	45,467	306
McGrath Rentcorp	1,890,000	460,000	-	2,350,000	52,546	1,872
Mediacom Communications	4,000,000	344,085	344,085	4,000,000	17,880	-
Mine Safety Appliances	1,975,000	-	-	1,975,000	52,396	1,896
Mobile Mini*	1,750,000	-	-	1,750,000	24,658	-
Navigant Consulting	2,500,000	-	-	2,500,000	37,150	-
Nektar Therapeutics*	5,325,000	-	2,273,000	3,052,000	28,445	-
NPS Pharmaceuticals	-	2,700,000	-	2,700,000	9,180	-

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Orko Silver	-	10,000,000	-	10,000,000	$11,474	$-
Orthofix International	600,000	400,000	-	1,000,000	30,970	-
PAETEC Holding	8,000,000	1,600,000	-	9,600,000	39,840	-
Pericom Semiconductor	915,000	850,000	-	1,765,000	20,350	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	36,369	-
Pool*	2,600,000	-	500,000	2,100,000	40,068	1,287
Princeton Review	2,550,000	450,000	-	3,000,000	12,180	-
Quality Systems*	1,850,000	-	1,050,000	800,000	50,232	1,665
Radiant Systems*	3,050,000	-	2,050,000	1,000,000	10,400	-
Rush Enterprises	2,750,000	250,000	-	3,000,000	34,975	-
Salem Communications	1,541,000	-	-	1,541,000	9,230	-
Savient Pharmaceuticals*	1,416,941	1,583,059	3,000,000	-	-	-
SeaBright Insurance Holdings*	1,200,000	-	1,200,000	-	-	-
Seattle Genetics*	4,400,000	867,700	1,150,000	4,117,700	41,836	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	99,560	-
Smart Balance*	5,000,000	500,000	2,500,000	3,000,000	18,000	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,872	-
Stewart Information Services*	909,420	-	909,420	-	-	-
Stratasys*	1,180,000	-	375,000	805,000	13,911	-
Supertex	1,035,000	-	-	1,035,000	30,843	-
Switch & Data Facilities	2,500,000	-	-	2,500,000	50,525	-
Talbots	4,250,000	-	-	4,250,000	37,867	-
TriCo Bancshares	1,200,000	-	-	1,200,000	19,980	624
True Religion Apparel	1,150,000	633,000	283,000	1,500,000	27,735	-
tw telecom	9,500,000	-	-	9,500,000	162,830	-
Universal Technical Institute	1,500,000	250,301	-	1,750,301	35,356	-
Vail Resorts	2,390,000	-	440,000	1,950,000	73,710	-
Viad*	1,032,075	-	1,032,075	-	-	73
Virtusa	1,000,000	800,000	-	1,800,000	16,308	-
Voyager Learning*	2,000,000	-	2,000,000	-	-	-
West Coast Bancorp*	837,000	163,000	508,212	491,788	1,033	28
World Acceptance	1,545,000	-	-	1,545,000	55,357	-
Total of Affiliated Transactions	225,449,097	62,694,340	45,551,769	242,591,668	$3,750,852	$17,346

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2009, were $3,167,879 and $3,750,852, respectively. Investments in affiliated companies represented 25.5% of the Fund's total net assets at December 31, 2009.

(c)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $175,896.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $17,034, which represented 0.12% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Cap-Link Ventures	11/20/09	24,000,000	$4,898	$10,097
Cap-Link Ventures-Warrants	11/20/09	24,000,000	3,117	6,425
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	336
MicroDose Technologies	11/24/00	359,944	2,005	162
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	9
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	5
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$18,005	$17,034

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $11,076,313 and net unrealized appreciation was $3,885,370, consisting of gross unrealized appreciation of $5,220,362 and gross unrealized depreciation of $1,334,992.

See accompanying notes to financial statements.

30

> Notes to Statement of Investments (dollar values in thousands)

(h)  On December 31, 2009, the market value of foreign securities represented 11.08% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$317,597	2.16
Canada	263,483	1.79
Singapore	181,238	1.23
Japan	124,764	0.85
China	85,232	0.58
Sweden	76,386	0.52
United Kingdom	75,554	0.51
Chile	75,140	0.51
France	73,192	0.5
Hong Kong	58,190	0.39
India	55,809	0.38
	Value	Percentage of Net Assets
South Korea	$53,351	0.36
Denmark	37,639	0.26
Ireland	29,423	0.20
Spain	27,711	0.19
Israel	24,832	0.17
Switzerland	23,335	0.16
Germany	21,237	0.14
Italy	15,060	0.1
Poland	7,501	0.05
Colombia	5,081	0.03
Luxembourg	-	-
Total Foreign Portfolio	$1,631,755	11.08

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,515,526	$289,008	$-	$3,804,534
Consumer Goods & Services	2,626,252	50,075	336	2,676,663
Industrial Goods & Services	2,326,738	333,262	-	2,660,000
Finance	1,708,109	25,935	-	1,734,044
Health Care	1,410,978	7,475	176	1,418,629
Energy & Minerals	1,114,903	253,336	-	1,368,239
Other Industries	539,617	113,430	-	653,047
Total Equities	13,242,123	1,072,521	512	14,315,156
Total Securities Lending Collateral	183,434	-	-	183,434
Total Short-Term Obligations	-	463,093	-	463,093
Total Investments	$13,425,557	$1,535,614	$512	$14,961,683

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Consumer Goods & Services	$-	$-	$-	$-	$-	$336	$336
Health Care	426	-	(4,500)	4,250	-	-	176
	$426	$-	$(4,500)	$4,250	$-	$336	$512

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $4,250. This amount is included in net change in unrealized appreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

31

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Asia
> Japan
Icom	213,700	312,000
Makita	430,000	590,000
Torishima Pump Manufacturing	339,100	633,800
> China
China Communication Services	0	24,952,000
Shandong Weigao	5,018,500	6,000,000
Sino Ocean Land	0	15,782,000
Zhaojin Mining Industry	0	11,764,400
> India
Jain Irrigation Systems	1,868,376	2,000,000
Patel Engineering	878,824	1,271,000
> Taiwan
Everlight Electronics	8,704,793	9,297,575
Simplo Technology	4,020,500	5,693,500
Yuanta Financial Holdings	45,000,000	55,734,000
Europe
> United Kingdom
Chemring	400,000	580,000
Cobham	4,950,000	6,800,000
N Brown Group	3,150,000	3,465,000
Schroders	1,350,000	1,466,000
Serco	6,100,000	6,500,000
Spice Group	0	4,722,884
> Netherlands
Smit Internationale	244,969	339,146
Vopak	474,600	520,100
> France
Eutelsat	437,000	583,000
Hi-Media	730,000	966,229
Saft	469,574	506,362
Zodiac Aerospace	411,000	541,000
> Germany
Elringklinger	696,311	750,000
Tognum	790,000	960,000
Vossloh	200,000	245,000
Wirecard	0	1,180,000
> Switzerland
Bank Sarasin & Cie	126,406	349,882
> Sweden
East Capital Explorer	750,000	982,742
Sweco	3,235,000	3,887,000
> Italy
Ansaldo STS	0	1,029,000
CIR	9,610,356	11,180,000

	Number of Shares
	09/30/09	12/31/09
Credito Emiliano	2,639,000	3,069,000
Terna	0	5,246,000
> Ireland
Paddy Power	300,300	448,000
> Spain
Red Electrica de Espana	532,000	573,000
> Greece
Intralot	3,427,000	3,725,000
> Portugal
Redes Energéticas Nacionais	0	3,909,580
> Iceland
Marel	22,568,604	29,868,604
Other Countries
> Canada
Baytex	0	432,900
Pan Orient	517,100	1,480,610
> United States
Bristow	300,000	391,000
> Australia
Australian Stock Exchange	550,000	700,000
SAI Global	0	460,092
Seek	0	731,000
United Group	965,000	2,068,000

See accompanying notes to financial statements.

32

	Number of Shares
	09/30/09	12/31/09
Sales
Asia
> Japan
Aeon Mall	1,146,300	955,500
Asics	2,143,500	1,905,500
Benesse	398,900	306,900
Point	519,570	478,570
Unicharm PetCare	390,300	336,300
> China
China Shipping Development	7,891,000	0
RexLot Holdings	250,000,000	240,000,000
> Singapore
Mapletree Logistics Trust	77,000,000	70,000,000
> Taiwan
President Chain Store	11,353,184	0
> Hong Kong
Hong Kong Exchanges and Clearing	2,700,000	2,500,000
NagaCorp	73,217,756	29,595,256
Europe
> United Kingdom
Intermediate Capital	864,000	0
Randgold Resources - ADR	212,000	0
> Netherlands
Aalberts Industries	2,005,935	1,750,935
> France
Iliad	246,000	0
SES	944,000	759,000
> Germany
Wincor Nixdorf	524,000	335,000
> Sweden
Hexagon	3,944,000	3,756,000
Nobia	4,572,226	3,362,226
> Ireland
Aryzta	600,000	330,000
Other Countries
> United States
Illumina	300,000	0
Latin America
> Mexico
Urbi Desarrollos Urbanos	18,000,000	15,000,000

See accompanying notes to financial statements.

33

Columbia Acorn International

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 95.6%
Asia 38.7%
	> Japan 15.3%
6,550,000	Kansai Paint	$54,386
	Paint Producer in Japan, India, China & Southeast Asia
31,500	Jupiter Telecommunications	31,208
	Largest Cable Service Provider in Japan
12,500	Nippon Residential Investment (a)	30,372
	Residential REIT
478,570	Point	26,719
	Apparel Specialty Retailer
4,800	Orix JREIT	23,856
	Diversified REIT
3,283,000	Kamigumi	23,855
	Port Cargo Handling & Logistics
2,027,000	Rohto Pharmaceutical	23,331
	Health & Beauty Products
640,000	Ibiden	22,793
	Electronic Parts & Ceramics
1,016,000	Glory	22,468
	Currency Handling Systems & Related Equipment
1,544,000	Aeon Delight	21,854
	Facility Maintenance & Management
11,000	Seven Bank	21,847
	ATM Processing Services
4,300	Osaka Securities Exchange	20,389
	Osaka Securities Exchange
3,860	Nippon Accommodations Fund	20,121
	Residential REIT
590,000	Makita	20,075
	Power Tools
737,000	Kintetsu World Express	19,112
	Airfreight Logistics
955,500	Aeon Mall	18,490
	Suburban Shopping Mall Developer, Owner & Operator
1,905,500	Asics	17,060
	Footwear & Apparel
7,500	Wacom	16,235
	Computer Graphic Illustration Devices
3,050	Fukuoka	15,912
	Diversified REIT in Fukuoka
787,200	Daiseki	15,850
	Waste Disposal & Recycling
950,000	Ushio	15,815
	Industrial Light Sources
643,000	Ain Pharmaciez	15,427
	Dispensing Pharmacy/Drugstore Operator
480,000	Olympus	15,423
	Medical Equipment (Endoscopes) & Cameras
193,000	Nakanishi	15,336
	Dental Tools & Machinery
1,750,000	Suruga Bank	15,180
	Regional Bank
587,800	Miura	14,838
	Industrial Boiler

Number of Shares		Value (000)
580,000	Hamamatsu Photonics	$14,008
	Optical Sensors for Medical & Industrial Applications
633,800	Torishima Pump Manufacturing	13,701
	Industrial Pump for Power Generation & Water Supply Systems
306,900	Benesse	12,834
	Education Service Provider
345,000	Tsumura	11,112
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
3,100,000	Chuo Mitsui Trust Holdings	10,346
	Trust Bank
336,300	Unicharm PetCare	10,285
	Pet Food & Pet Toiletries
2,470	Kakaku.com	9,590
	Online Price Comparison Services for Consumers
822,000	Zenrin	9,478
	Map Content Publisher
785,000	Tamron	7,928
	Camera Lens Maker
312,000	Icom	6,690
	Two Way Radio Communication Equipment
116,300	Toyo Tanso	5,604
	Carbon & Graphite Products for Industrial Use
2,349	Start Today	4,278
	Online Apparel Mall
208,900	As One	3,642
	Scientific Supplies Distributor
		677,448
	> China 5.8%
10,107,000	China Yurun Food	29,827
	Meat Processor in China
382,000	New Oriental Education & Technology - ADR (b)(c)	28,883
	China's Largest Private Education Service Provider
31,987,000	Jiangsu Expressway	28,457
	Chinese Toll Road Operator
29,166,400	China Green	27,607
	Chinese Fruit & Vegetable Grower & Processor
240,000,000	RexLot Holdings	26,792
	Lottery Equipment Supplier in China
703,800	Mindray - ADR (c)	23,873
	Medical Device Manufacturer
11,764,400	Zhaojin Mining Industry	23,204
	Gold Mining & Refining in China
6,000,000	Shandong Weigao	19,927
	Vertically Integrated Hospital Consumable Manufacturer
15,782,000	Sino Ocean Land	14,455
	Property Developer in China
12,316,000	Wasion Group	12,744
	Electronic Power Meter Total Solution Provider
24,952,000	China Communication Services	12,203
	China's Telecom Infrastructure Service Provider
1,000,000	VisionChina Media - ADR (b)	10,920
	Advertising on Digital Screens in China's Mass Transit System

See accompanying notes to financial statements.

34

Number of Shares		Value (000)
	> China—continued
15,300,000	Fu Ji Food & Catering Services (b)(d)	$158
	Food Catering Service Provider in China
		259,050
	> Singapore 4.9%
35,000,000	Olam International	65,547
	Agriculture Supply Chain Manager
7,000,000	Singapore Exchange	41,263
	Singapore Equity & Derivatives Market Operator
70,000,000	Mapletree Logistics Trust	39,008
	Asian Logistics Landlord
30,000,000	CDL Hospitality Trust	36,903
	Hotel Owner/Operator
21,000,000	Ascendas REIT	32,887
	Singapore Industrial Property Landlord
		215,608
	> India 3.8%
1,008,727	Asian Paints	38,681
	India's Largest Paint Company
2,000,000	Jain Irrigation Systems	37,580
	Agricultural Micro-irrigation Systems & Food Processing
450,000	Housing Development Finance	25,935
	Indian Mortgage Lender
2,135,000	Shriram Transport Finance	22,132
	Truck Financing in India
1,570,000	Mundra Port & Special Economic Zone	18,568
	Indian West Coast Shipping Port
900,000	Educomp Solutions	13,690
	Multimedia Educational Content
1,271,000	Patel Engineering	12,207
	Civil Engineering & Construction
		168,793
	> South Korea 3.3%
245,000	NHN (b)	40,456
	South Korea's Largest Online Search Engine
182,000	MegaStudy	37,291
	Online Education Service Provider
909,000	Woongjin Coway	29,970
	South Korean Household Appliance Rental Service Provider
376,000	Mirae Asset Securities	20,891
	South Korean Largest Diversified Financial Company
298,000	Taewoong	19,069
	Niche Custom Forging
		147,677
	> Taiwan 2.9%
55,734,000	Yuanta Financial Holdings	40,621
	Financial Holding Company in Taiwan
9,297,575	Everlight Electronics	34,672
	LED Packager
5,693,500	Simplo Technology	33,564
	World's Largest Notebook Battery Pack Supplier
1,454,200	Formosa International Hotels	18,636
	Hotel, Food & Beverage Operation & Hospitality Management Services
		127,493

Number of Shares		Value (000)
	> Hong Kong 2.0%
2,500,000	Hong Kong Exchanges and Clearing	$44,506
	Hong Kong Equity & Derivatives Market Operator
22,154,200	Lifestyle International	41,092
	Mid to High-end Department Store Operator in Hong Kong & China
29,595,256	NagaCorp	3,269
	Casino/Entertainment Complex in Cambodia
		88,867
	> Indonesia 0.7%
75,000,000	Perusahaan Gas Negara	30,975
	Gas Distributor & Pipeline Operator
		30,975
Asia: Total		1,715,911
Europe 36.9%
	> United Kingdom 6.9%
6,500,000	Serco	55,261
	Facilities Management
3,300,000	Capita Group	39,804
	White Collar, Back Office Outsourcing
1,890,000	Intertek Group	38,055
	Testing, Inspection & Certification Services
1,466,000	Schroders	31,293
	United Kingdom Top Tier Asset Manager
6,800,000	Cobham	27,410
	Aerospace Components
580,000	Chemring	27,293
	Defense Manufacturer of Countermeasures & Energetics
4,600,000	RPS Group	15,996
	Environmental Consulting & Planning
690,000	Tullow Oil	14,389
	Oil & Gas Producer
3,465,000	N Brown Group	13,770
	Home Shopping Women's Clothes Retailer
682,000	Rotork	13,053
	Valve Actuators for Oil & Water Pipelines
1,250,000	Smith & Nephew	12,835
	Medical Equipment & Supplies
1,110,000	Keller Group	11,477
	Ground Engineering
4,722,884	Spice Group	4,611
	United Kingdom Utility Outsourcing
		305,247
	> Netherlands 6.8%
1,871,250	Imtech	50,216
	Electromechanical & ICT Installation & Maintenance
735,945	Fugro	42,028
	Sub-sea Oilfield Services
520,100	Vopak	41,091
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,372,989	Koninklijke TenCate (a)	36,081
	Advanced Textiles & Industrial Fabrics

See accompanying notes to financial statements.

35

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Netherlands—continued
1,385,000	Unit 4 Agresso (a)(b)	$32,644
	Business Software Development
339,146	Smit Internationale	29,195
	Harbor & Offshore Towage & Marine Services
1,750,935	Aalberts Industries	25,015
	Flow Control & Heat Treatment
1,088,187	Arcadis	24,480
	Engineering Consultants
650,000	QIAGEN (b)	14,520
	Life Science Tools & Molecular Diagnostics
62,000	Core Laboratories	7,323
	Oil & Gas Reservoir Consulting
		302,593
	> France 4.4%
328,000	Neopost	27,100
	Postage Meter Machines
506,362	Saft	24,392
	Niche Battery Manufacturer
541,000	Zodiac Aerospace	22,577
	Leading Supplier to the Aerospace Industry
271,000	Pierre & Vacances	20,888
	Vacation Apartment Lets
531,176	Carbone Lorraine	19,149
	Advanced Industrial Materials
583,000	Eutelsat	18,705
	Fixed Satellite Services
759,000	SES	17,019
	Fixed Satellite Services
170,000	Rubis	14,911
	Tank Storage & Liquefied Petroleum Gas Distribution
259,664	Eurofins Scientific	14,126
	Food, Pharmaceuticals & Materials Screening & Testing
160,701	Norbert Dentressangle	8,780
	Leading European Logistics & Transport Group
966,229	Hi-Media (b)	6,768
	Online Advertiser in Europe
		194,415
	> Germany 4.3%
700,000	CTS Eventim	34,175
	Event Ticket Sales
245,000	Vossloh	24,408
	Rail Infrastructure & Diesel Locomotives
335,000	Wincor Nixdorf	22,851
	Retail POS Systems & ATM Machines
127,000	Rational	21,514
	Commercial Oven Manufacturer
850,000	Rhoen-Klinikum	20,790
	Health Care Services
750,000	Elringklinger	17,515
	Automobile Components
1,180,000	Wirecard	16,223
	Online Payment Processing & Risk Management
960,000	Tognum	15,927
	Diesel Engines for Drive & Power Generation Systems

Number of Shares		Value (000)
354,500	Deutsche Beteiligungs	$8,686
	Private Equity Investment Management
700,000	Takkt	7,181
	Mail Order Retailer of Office & Warehouse Durables
		189,270
	> Switzerland 2.7%
185,000	Geberit	32,770
	Plumbing Supplies
20,500	Sika	31,891
	Chemicals for Construction & Industrial Applications
275,000	Kuehne & Nagel	26,602
	Freight Forwarding/Logistics
85,000	Burckhardt Compression	15,212
	Manufactures & Services Compressors
349,882	Bank Sarasin & Cie (b)	13,223
	Private Banking
		119,698
	> Sweden 2.6%
3,756,000	Hexagon	55,174
	Measurement Equipment
3,887,000	Sweco	29,084
	Engineering Consultants
3,362,226	Nobia (b)	19,704
	Kitchen Cabinet Manufacturing & Sales
982,742	East Capital Explorer (b)	9,180
	Sweden-based RUS/CEE Investment Fund
		113,142
	> Italy 2.1%
11,180,000	CIR (b)	28,868
	Italian Holding Company
3,069,000	Credito Emiliano (b)	23,556
	Italian Regional Bank
5,246,000	Terna	22,572
	Italian Power Transmission
1,029,000	Ansaldo STS	19,525
	Leading Systems Integrator for the Railway Industry
		94,521
	> Finland 2.0%
1,382,777	Stockmann	37,680
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	28,127
	Engineering Consultants
2,170,000	Ramirent (b)	21,155
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		86,962
	> Ireland 1.2%
8,100,000	United Drug	24,715
	Irish Pharmaceutical Wholesaler & Outsourcer
448,000	Paddy Power	15,877
	Irish Betting Services
330,000	Aryzta	12,091
	Baked Goods
		52,683

See accompanying notes to financial statements.

36

Number of Shares		Value (000)
	> Spain 0.9%
573,000	Red Electrica de Espana	$31,757
	Spanish Power Transmission
1,546,000	ENCE (b)	5,968
	Europe's Leading Eucalyptus Pulp Maker
		37,725
	> Denmark 0.7%
306,000	Novozymes	31,729
	Industrial Enzymes
		31,729
	> Poland 0.6%
975,900	Central European Distribution (b)	27,725
	Vodka Production & Spirits Distribution
		27,725
	> Czech Republic 0.5%
114,000	Komercni Banka	24,302
	Leading Czech Universal Bank
		24,302
	> Greece 0.5%
3,725,000	Intralot	21,654
	Lottery & Gaming Systems & Services
		21,654
	> Portugal 0.4%
3,909,580	Redes Energéticas Nacionais	16,794
	Portuguese Power Transmission & Gas Transportation
		16,794
	> Iceland 0.3%
29,868,604	Marel (b)	14,881
	Largest Manufacturer of Poultry & Fish Processing Equipment
		14,881
Europe: Total		1,633,341
Other Countries 14.4%
	> Canada 4.2%
3,927,000	Eldorado Gold (b)	56,022
	Gold Miner in Turkey, Greece, China & Brazil
1,710,000	ShawCor	47,988
	Oil & Gas Pipeline Products
1,117,000	CCL Industries	30,172
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	12,606
744,000	Ivanhoe Mines (b)(e)	10,870
	Copper Mine Project in Mongolia
432,900	Baytex	12,293
	Oil & Gas Producer in Canada
1,480,610	Pan Orient (b)	10,759
	Growth Oriented & Return Focused Asian Explorer
2,262,100	Horizon North Logistics (b)	3,569
	Provides Diversified Oil Service Offering in Northern Canada
		184,279

Number of Shares		Value (000)
	> United States 3.9%
1,340,000	Atwood Oceanics (b)	$48,039
	Offshore Drilling Contractor
625,000	Alexion Pharmaceuticals (b)	30,513
	Biotech Focused on Orphan Diseases
346,000	Oceaneering International (b)	20,248
	Provider of Sub-sea Services & Manufactured Products
660,000	World Fuel Services	17,681
	Global Fuel Broker
391,000	Bristow (b)	15,034
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
251,000	FMC Technologies (b)	14,518
	Oil & Gas Wellhead Manufacturer
725,000	BioMarin (b)	13,637
	Biotech Focused on Orphan Diseases
430,000	Ritchie Brothers Auctioneers (c)	9,645
	Heavy Equipment Auctioneer
324,000	Tesco (b)	4,183
	Developing New Well Drilling Technologies
		173,498
	> Australia 2.6%
2,068,000	United Group	26,333
	Engineering & Facilities Management
700,000	Perpetual Trustees	23,103
	Mutual Fund Management
700,000	Australian Stock Exchange	21,801
	Australian Equity & Derivatives Market Operator
2,000,000	Billabong International	19,444
	Action Sports Apparel Brand Manager
262,000	Cochlear	16,178
	Cochlear Implants for Hearing
731,000	Seek	4,492
	Online Job Listing & Education
460,092	SAI Global	1,655
	Publishing, Certification & Compliance Services
555,740	Hastie Group	938
	Mechanical, Electrical & Hydraulic (MEH) Engineering
		113,944
	> South Africa 2.5%
1,973,000	Naspers	80,067
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	21,734
	South African Retailer of Apparel, Household & Sporting Goods
3,049,000	Uranium One (b)	8,804
	Uranium Mines in Kazakhstan, the U.S. & Australia
		110,605
	> Israel 0.8%
2,890,000	Israel Chemicals	37,734
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		37,734

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Kazakhstan 0.4%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (b)	$16,798
	Largest Retail Bank & Insurer in Kazakhstan
		16,798
Other Countries: Total		636,858
Latin America 5.6%
	> Brazil 3.3%
5,000,000	Localiza Rent A Car	55,184
	Car Rental
4,300,000	Suzano	50,075
	Brazilian Pulp & Paper Producer
2,000,000	Natura	41,679
	Direct Retailer of Cosmetics
		146,938
	> Mexico 1.6%
700,000	Grupo Aeroportuario del Sureste - ADR	36,267
	Mexican Airport Operator
15,000,000	Urbi Desarrollos Urbanos (b)	33,825
	Affordable Housing Builder
		70,092
	> Chile 0.7%
862,000	Sociedad Quimica y Minera de Chile - ADR	32,385
	Producer of Specialty Fertilizers, Lithium & Iodine
		32,385
Latin America: Total		249,415
Total Equities: 95.6% (Cost: $3,179,286)		4,235,525
Securities Lending Collateral: 0.6%
26,644,150	Dreyfus Government Cash Management Fund (7 day yield of 0.000%) (f)	26,644
Total Securities Lending Collateral: (Cost: $26,644)		26,644
Short-Term Obligations: 3.5%
	> Repurchase Agreement 3.0%
$131,378	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $134,007 (repurchase proceeds $131,378)	131,378
		131,378

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$21,900	Toyota Motor Credit 0.16% due 1/04/10	$21,900
		21,900
Total Short-Term Obligations: (Amortized Cost: $153,278)		153,278
Total Investments: 99.7% (Cost: $3,359,208)(g)(h)		4,415,447
Obligation to Return Collateral for Securities Loaned: (0.6)%		(26,644)
Cash and Other Assets Less Liabilities: 0.9%		41,935
Total Net Assets: 100.0%		$4,430,738

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

38

> Notes to Statements of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions		Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Ain Pharmaciez*	643,000	-		-	643,000	$15,427	$185
Koninklijke TenCate	1,556,239	78,456	**	261,706	1,372,989	36,081	725
Nippon Residential Investment	5,200	7,300		-	12,500	30,372	2,090
Unit 4 Aggresso	1,385,000	-		-	1,385,000	32,644	-
Total of Affiliated Transactions	3,589,439	85,756		261,706	3,413,489	$114,524	$3,000

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effect of a 2:1 stock split.

  The aggregate cost and value of these companies at December 31, 2009, were $77,410 and $114,524, respectively. Investments in affiliated companies represented 2.6% of total net assets at December 31, 2009.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $25,743.

(d)  Illiquid security.

(e)  Security is traded on a U.S. exchange.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $3,397,978 and net unrealized apppreciation was $1,017,469, consisting of gross unrealized appreciation of $1,265,386 and gross unrealized depreciation of $247,917.

(h)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$989,294	22.3
Japanese Yen	677,448	15.3
U.S. Dollar	548,464	12.4
British Pound	305,247	6.9
Hong Kong Dollar	284,241	6.4
Other currencies less than 5% of total net assets	1,610,753	36.4
	$4,415,447	99.7

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments, continued

> Notes to Statements of Investments (dollar values in thousands)

  At December 31, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Sell	Forward Foreign Currency Exchange Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
USD	CAD	26,337	$25,000	2/12/10	$183
USD	CAD	26,474	25,000	3/15/10	313
EUR	USD	43,638	65,000	1/15/10	2,443
EUR	USD	43,678	65,000	2/12/10	2,389
EUR	USD	44,397	65,000	3/15/10	1,361
			$245,000		$6,689
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	16,544	$15,000	1/15/10	$(155)
AUD	USD	16,324	15,000	2/12/10	(393)
AUD	USD	16,531	15,000	3/15/10	(256)
CAD	USD	25,674	25,000	1/15/10	(452)
JPY	USD	2,234,275	25,000	1/15/10	(1,009)
JPY	USD	2,259,250	25,000	2/12/10	(737)
JPY	USD	2,215,575	25,000	3/15/10	(1,203)
			$145,000		$(4,205)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$63,676	$1,652,077	$158	$1,715,911
Europe	35,048	1,598,293	-	1,633,341
Other Countries	366,581	270,277	-	636,858
Latin America	102,477	146,938	-	249,415
Total Equities	567,782	3,667,585	158	4,235,525
Total Securities Lending Collateral	26,644	-	-	26,644
Total Short-Term Obligations	-	153,278	-	153,278
Total Investments	$594,426	$3,820,863	$158	$4,415,447
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	6,689	-	6,689
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(4,205)	-	(4,205)
Total	$594,426	$3,823,347	$158	$4,417,931

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

40

> Notes to Statements of Investments (dollar values in thousands)

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Asia	$312	$-	$-	$(13,049)	$-	$12,895	$158
	$312	$-	$-	$(13,049)	$-	$12,895	$158

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(13,049). This amount is included in net change in unrealized appreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

41

Columbia Acorn International

Portfolio Diversification

At December 31, 2009, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$378,257	8.5
Industrial Materials & Specialty Chemicals	306,733	6.9
Machinery	272,568	6.2
Outsourcing Services	165,223	3.7
Electrical Components	100,514	2.3
Conglomerates	76,676	1.7
Construction	66,099	1.5
Industrial Distribution	3,642	0.1
	1,369,712	30.9
> Consumer Goods & Services
Nondurables	105,466	2.4
Retail	100,417	2.3
Educational Services	79,008	1.8
Travel	76,072	1.7
Apparel	74,184	1.7
Other Consumer Services	71,062	1.6
Food & Beverage	69,684	1.6
Casinos & Gaming	67,592	1.5
Other Entertainment	52,811	1.2
Consumer Goods Distribution	27,725	0.6
Furniture & Textiles	19,704	0.4
Consumer Electronics	7,928	0.2
	751,653	17.0
> Information
Financial Processors	101,992	2.3
TV Broadcasting	80,067	1.8
Computer Hardware & Related Equipment	72,650	1.6
Instrumentation	69,182	1.6
Internet Related	54,538	1.2
Satellite Broadcasting & Services	35,724	0.8
Semiconductors & Related Equipment	34,672	0.8
Business Software	32,644	0.7
CATV	31,208	0.7
Publishing	23,168	0.5
Advertising	17,688	0.4
Business Information & Marketing Services	15,996	0.4
Telecommunications Equipment	12,203	0.3
Mobile Communications	6,690	0.2
	588,422	13.3
> Energy & Minerals
Oil Services	195,606	4.4
Mining	118,830	2.7
Oil Refining, Marketing & Distribution	86,977	2.0

	Value (000)	Percentage of Net Assets
Agricultural Commodities	$50,075	1.1
Oil & Gas Producers	37,442	0.9
Other Resources	5,968	0.1
	494,898	11.2
> Other Industries
Real Estate	247,339	5.6
Transportation	144,236	3.2
Regulated Utilities	71,123	1.6
	462,698	10.4
> Finance
Brokerage & Money Management	168,798	3.8
Banks	112,029	2.5
Finance Companies	42,521	1.0
Savings & Loans	25,935	0.6
	349,283	7.9
> Health Care
Medical Equipment & Devices	134,085	3.0
Pharmaceuticals	35,827	0.8
Health Care Services	20,790	0.5
Medical Supplies	14,520	0.3
Biotechnology & Drug Delivery	13,637	0.3
	218,859	4.9
Total Equities:	4,235,525	95.6
Securities Lending Collateral:	26,644	0.6
Short-Term Obligations:	153,278	3.5
Total Investments:	4,415,447	99.7
Obligation to Return Collateral for Securities Loaned:	(26,644)	(0.6)
Cash and Other Assets Less Liabilities:	41,935	0.9
Net Assets:	$4,430,738	100.0

See accompanying notes to financial statements.

42

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Information
AboveNet	0	45,000
Blue Coat Systems	210,100	389,100
ExlService Holdings	0	248,698
Monolithic Power Systems	340,000	500,000
PAETEC Holding	1,591,800	2,250,000
Plexus	115,000	165,000
Supertex	189,296	287,000
Consumer Goods & Services
Abercrombie & Fitch	281,000	431,000
Diamond Foods	0	97,814
Lifetime Fitness	110,000	182,000
Vail Resorts	150,000	220,000
Industrial Goods & Services
GrafTech International	200,000	540,000
Pentair	500,000	585,000
Energy & Minerals
Atwood Oceanics	720,000	755,000
Bristow	0	105,000
Health Care
Acorda Therapeutics	0	199,000
Allos Therapeutics	341,000	565,000
Gen-Probe	0	46,500
Mednax	0	45,000
Nanosphere	0	199,720

	Number of Shares
	09/30/09	12/31/09
Sales
Information
Amphenol	295,600	285,600
Cogent Communications	840,000	444,800
Concur Technologies	223,000	158,000
Micros Systems	695,100	620,000
Polycom	525,000	480,000
Switch & Data Facilities	947,000	510,000
Consumer Goods & Services
Hot Topic	497,714	0
Jarden	298,000	154,000
Industrial Goods & Services
Greif	50,000	0
Mine Safety Appliances	155,000	77,000
Quanta Services	350,000	110,000
Energy & Minerals
FMC Technologies	598,400	500,000
Oceaneering International	130,111	95,000
Health Care
Cephalon	125,000	56,000
Charles River Laboratories	67,000	0
Emdeon	148,000	0
Human Genome Sciences	335,000	298,000
InterMune	187,000	127,800
Luminex	205,000	0
Myriad Genetics	153,466	113,466
Nektar Therapeutics	500,000	357,000
Onyx Pharmaceuticals	75,000	0
Poniard	290,184	0
Psychiatric Solutions	287,000	170,000
Other Industries
Heartland Express	524,720	344,720

See accompanying notes to financial statements.

43

Columbia Acorn USA

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 99.7%
Information 35.4%
	> Business Software 7.7%
1,155,000	Informatica (a)	$29,868
	Enterprise Data Integration Software
620,000	Micros Systems (a)	19,239
	Information Systems for Restaurants & Hotels
375,000	ANSYS (a)	16,297
	Simulation Software for Engineers & Designers
525,000	Blackbaud	12,406
	Software & Services for Non-profits
2,100,000	Novell (a)	8,715
	Directory, Operating System & Identity Management Software
158,000	Concur Technologies (a)	6,755
	Web Enabled Cost & Expense Management Software
240,000	NetSuite (a)(b)	3,835
	End to End IT Systems Solutions Delivered Over the Web
57,000	Quality Systems	3,578
	IT Systems for Medical Groups & Ambulatory Care Centers
108,213	Tyler Technologies (a)	2,155
	Financial, Tax, Court & Document Management Systems for Government
307,352	Art Technology Group (a)	1,386
	Software & Tools to Optimize Websites for E-commerce
100,000	Avid Technology (a)	1,276
	Digital Nonlinear Editing Software & Systems
230,000	Actuate (a)	984
	Information Delivery Software & Solutions
10,800	Blackboard (a)	490
	Education Software
		106,984
	> Semiconductors & Related Equipment 4.4%
760,000	Microsemi (a)	13,490
	Analog/Mixed-signal Semiconductors
500,000	Monolithic Power Systems (a)	11,985
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,179,750	ON Semiconductor (a)	10,394
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	8,553
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	7,557
	Communications Semiconductors
480,000	Pericom Semiconductor (a)	5,534
	Interface Integrated Circuits (ICs) & Frequency Control Products
750,000	Entegris (a)	3,960
	Semiconductor Materials Management Products
		61,473
	> Mobile Communications 3.8%
1,250,000	Crown Castle International (a)	48,800
	Communications Towers

Number of Shares		Value (000)
130,000	SBA Communications (a)	$4,441
	Communications Towers
88,000	Globalstar (a)(b)	76
	Satellite Mobile Voice & Data Carrier
		53,317
	> Telephone and Data Services 3.8%
2,061,000	tw telecom (a)	35,326
	Fiber Optic Telephone/Data Services
2,250,000	PAETEC Holding (a)	9,337
	Telephone/Data Services for Business
444,800	Cogent Communications (a)	4,386
	Internet Data Pipelines
45,000	AboveNet (a)	2,927
	Metropolitan Fiber Communications Services
		51,976
	> Instrumentation 3.4%
180,000	Mettler Toledo (a)	18,898
	Laboratory Equipment
775,000	IPG Photonics (a)	12,973
	Fiber Lasers
350,000	FLIR Systems (a)	11,452
	Infrared Cameras
168,000	Trimble Navigation (a)	4,234
	GPS-based Instruments
		47,557
	> Computer Hardware & Related Equipment 3.3%
505,000	II-VI (a)	16,059
	Laser Optics & Specialty Materials
285,600	Amphenol	13,189
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	8,691
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	5,219
	Bar Code Printers
135,000	Netgear (a)	2,928
	Networking Products for Small Business & Home
		46,086
	> Telecommunications Equipment 2.3%
480,000	Polycom (a)	11,986
	Video Conferencing Equipment
389,100	Blue Coat Systems (a)	11,105
	WAN Acceleration & Network Security
335,000	CommScope (a)	8,887
	Wireless Infrastructure Equipment & Telecom Cable
		31,978
	> Financial Processors 1.8%
463,000	Global Payments	24,937
	Credit Card Processor
		24,937
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	23,535
	Slot Machines & Software
		23,535

See accompanying notes to financial statements.

44

Number of Shares		Value (000)
	> Computer Services 1.4%
395,000	SRA International (a)	$7,545
	Government IT Services
248,698	ExlService Holdings (a)	4,516
	Business Process Outsourcing
1,005,500	Hackett Group (a)	2,795
	IT Integration & Best Practice Research
235,000	iGate	2,350
	IT & Business Process Outsourcing Services
786,000	RCM Technologies (a)(c)	1,949
	Technology & Engineering Services
		19,155
	> Internet Related 0.8%
510,000	Switch & Data Facilities (a)	10,307
	Network Neutral Data Centers
381,740	TheStreet.com	916
	Financial Information Websites
		11,223
	> Contract Manufacturing 0.3%
165,000	Plexus (a)	4,703
	Electronic Manufacturing Services
		4,703
	> Radio 0.3%
511,100	Salem Communications (a)	3,062
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	550
	Spanish Language Radio Stations
18,750	Saga Communications (a)	235
	Radio Stations in Small & Mid-sized Cities
		3,847
	> TV Broadcasting 0.3%
975,000	Entravision Communications (a)	3,315
	Spanish Language TV & Radio Stations
		3,315
	> CATV 0.1%
335,000	Mediacom Communications (a)	1,498
	Cable Television Franchises
		1,498
Information: Total		491,584
Consumer Goods & Services 16.6%
	> Retail 6.1%
431,000	Abercrombie & Fitch	15,021
	Teen Apparel Retailer
402,000	Urban Outfitters (a)	14,066
	Apparel & Home Specialty Retailer
281,000	J Crew Group (a)	12,572
	Multi-channel Branded Retailer
390,000	lululemon athletica (a)	11,739
	Premium Active Apparel Retailer
824,000	Chico's FAS (a)	11,577
	Women's Specialty Retailer
875,000	Saks (a)	5,740
	Luxury Department Store Retailer
480,000	Talbots (a)(b)	4,277
	Women's Specialty Retailer

Number of Shares		Value (000)
658,000	Charming Shoppes (a)	$4,257
	Women's Specialty Plus Size Apparel Retailer
55,000	Gymboree (a)	2,392
	Children's Apparel Specialty Retailer
165,000	AnnTaylor Stores (a)	2,251
	Women's Apparel Retailer
17,100	Rue21 (a)	480
	Fashion Value Apparel Retailer
		84,372
	> Travel 3.1%
750,000	Gaylord Entertainment (a)	14,813
	Convention Hotels
797,750	Avis Budget Group (a)	10,466
	Second Largest Car Rental Company
750,000	Hertz (a)	8,940
	Largest U.S. Rental Car Operator
220,000	Vail Resorts (a)	8,316
	Ski Resort Operator & Developer
		42,535
	> Educational Services 1.6%
192,000	ITT Educational Services (a)	18,424
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	3,333
	Vocational Training
		21,757
	> Furniture & Textiles 1.4%
980,000	Knoll	10,124
	Office Furniture
285,000	Herman Miller	4,554
	Office Furniture
540,000	Interface	4,487
	Modular & Broadloom Carpet
		19,165
	> Apparel 1.0%
222,200	Coach	8,117
	Designer & Retailer of Branded Leather Accessories
284,313	True Religion Apparel (a)	5,257
	Premium Denim
		13,374
	> Other Durable Goods 0.8%
327,900	Cavco Industries (a)(c)	11,778
	Manufactured Homes
		11,778
	> Consumer Goods Distribution 0.7%
523,500	Pool	9,988
	Distributor of Swimming Pool Supplies & Equipment
		9,988
	> Food & Beverage 0.5%
97,814	Diamond Foods	3,476
	Culinary Ingredients & Snack Foods
90,000	Hansen Natural (a)	3,456
	Alternative Beverages
		6,932

See accompanying notes to financial statements.

45

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Leisure Products 0.4%
180,000	Thor Industries	$5,652
	RV & Bus Manufacturer
		5,652
	> Nondurables 0.3%
154,000	Jarden	4,760
	Branded Household Products
		4,760
	> Other Consumer Services 0.3%
182,000	Lifetime Fitness (a)(b)	4,537
	Sport & Fitness Club Operator
		4,537
	> Casinos & Gaming 0.3%
455,000	Pinnacle Entertainment (a)	4,086
	Regional Casino Operator
		4,086
	> Restaurants 0.1%
40,000	P.F. Chang's China Bistro (a)(b)	1,517
	Mandarin Style Restaurants
		1,517
Consumer Goods & Services: Total		230,453
Industrial Goods & Services 13.3%
	> Machinery 9.4%
627,500	Ametek	23,996
	Aerospace/Industrial Instruments
373,600	Nordson	22,857
	Dispensing Systems for Adhesives & Coatings
587,000	ESCO Technologies	21,044
	Automatic Electric Meter Readers
445,000	Donaldson	18,930
	Industrial Air Filtration
585,000	Pentair	18,895
	Pumps & Water Treatment
235,000	Oshkosh	8,702
	Specialty Truck Manufacturer
195,000	MOOG (a)	5,700
	Motion Control Products for Aerospace, Defense & Industrial Markets
100,000	HEICO	3,596
	FAA Approved Aircraft Replacement Parts
71,800	Toro	3,002
	Turf Maintenance Equipment
77,000	Mine Safety Appliances	2,043
	Safety Equipment
50,000	Kaydon	1,788
	Specialized Friction & Motion Control Products
		130,553
	> Industrial Materials & Specialty Chemicals 0.9%
255,000	Drew Industries (a)	5,266
	RV & Manufactured Home Components
150,000	Albany International	3,369
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	2,182
	Refinery Catalysts & Other Specialty Chemicals

Number of Shares		Value (000)
65,000	Koppers Holdings	$1,979
	Integrated Provider of Carbon Compounds
		12,796
	> Steel 0.6%
540,000	GrafTech International (a)	8,397
	Industrial Graphite Materials Producer
		8,397
	> Other Industrial Services 0.5%
265,000	TrueBlue (a)	3,925
	Temporary Manual Labor
396,000	American Reprographics (a)	2,776
	Document Management & Logistics
		6,701
	> Industrial Distribution 0.4%
350,000	Interline Brands (a)	6,044
	Industrial Distribution
		6,044
	> Electrical Components 0.4%
145,000	Acuity Brands	5,168
	Commercial Lighting Fixtures
		5,168
	> Construction 0.4%
240,000	M/I Homes (a)	2,494
	Columbus-based Home Builder
110,000	Ritchie Brothers Auctioneers (b)	2,467
	Heavy Equipment Auctioneer
		4,961
	> Waste Management 0.3%
130,000	Waste Connections (a)	4,334
	Solid Waste Management
		4,334
	> Water 0.2%
550,000	Mueller Water Products	2,860
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,860
	> Outsourcing Services 0.2%
110,000	Quanta Services (a)	2,292
	Electrical & Telecom Construction Services
		2,292
Industrial Goods & Services: Total		184,106
Finance 12.5%
	> Finance Companies 5.1%
1,136,500	AmeriCredit (a)	21,639
	Auto Lending
407,900	World Acceptance (a)	14,615
	Personal Loans
365,000	GATX	10,494
	Rail Car Lessor
345,000	McGrath Rentcorp	7,714
	Temporary Space & IT Rentals
275,000	Aaron's (b)	7,626
	Rent to Own
625,000	H&E Equipment Services (a)	6,556
	Heavy Equipment Leasing

See accompanying notes to financial statements.

46

Number of Shares		Value (000)
	> Finance Companies—continued
230,000	CAI International (a)	$2,077
	International Container Leasing
99,200	Marlin Business Services (a)	786
	Small Equipment Leasing
		71,507
	> Banks 4.4%
935,182	Valley National Bancorp (b)	13,214
	New Jersey/New York Bank
492,125	MB Financial	9,705
	Chicago Bank
659,800	TCF Financial	8,986
	Great Lakes Bank
403,788	Lakeland Financial	6,965
	Indiana Bank
508,000	Pacific Continental	5,811
	Pacific N.W. Bank
127,200	SVB Financial Group (a)	5,303
	Bank to Venture Capitalists
213,600	Associated Banc-Corp	2,352
	Midwest Bank
215,000	Eagle Bancorp (a)	2,251
	Metro D.C. Bank
500,000	First Busey	1,945
	Illinois Bank
140,000	Wilmington Trust	1,728
	Delaware Trust Bank
90,000	TriCo Bancshares	1,498
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,124
	Colorado Bank
247,203	Green Bankshares (b)	878
	Tennessee Bank
		61,760
	> Brokerage & Money Management 1.4%
280,000	Eaton Vance	8,515
	Specialty Mutual Funds
750,000	MF Global (a)	5,212
	Futures Broker
155,000	Investment Technology Group (a)	3,054
	Electronic Trading
150,000	SEI Investments	2,628
	Mutual Fund Administration & Investment Management
		19,409
	> Savings & Loans 1.0%
600,000	ViewPoint Financial	8,646
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,924
	Northeast Thrift
42,231	K-Fed Bancorp (b)	371
	Los Angeles Savings & Loan
		13,941
	> Insurance 0.6%
120,000	Tower Group	2,809
	Commercial & Personal Lines Insurance

Number of Shares		Value (000)
110,000	Delphi Financial Group	$2,461
	Workers Compensation & Group Employee Benefit Products & Services
7,000	Markel (a)	2,380
	Specialty Insurance
		7,650
Finance: Total		174,267
Energy & Minerals 8.9%
	> Oil Services 5.0%
500,000	FMC Technologies (a)	28,920
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	27,067
	Offshore Drilling Contractor
95,000	Oceaneering International (a)	5,559
	Provider of Sub-sea Services & Manufactured Products
105,000	Bristow (a)	4,037
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
115,375	Exterran Holdings (a)	2,475
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	1,369
	Developing New Well Drilling Technologies
		69,427
	> Oil & Gas Producers 3.0%
925,000	Quicksilver Resources (a)	13,884
	Natural Gas & Coal Steam Gas Producer
485,000	Carrizo Oil & Gas (a)	12,848
	Oil & Gas Producer
218,800	Southwestern Energy (a)	10,546
	Oil & Gas Producer
111,200	Equitable Resources	4,884
	Natural Gas Producer & Utility
		42,162
	> Mining 0.5%
50,000	Core Laboratories (Netherlands)	5,906
	Oil & Gas Reservoir Consulting
143,247	PolyMet Mining (a)	438
	Copper & Nickel Miner
		6,344
	> Other Resources 0.4%
218,000	Layne Christensen (a)	6,259
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		6,259
Energy & Minerals: Total		124,192
Health Care 8.4%
	> Biotechnology & Drug Delivery 3.6%
298,000	Human Genome Sciences (a)	9,119
	Biotech Focused on HCV, Inflammation & Cancer
199,000	Acorda Therapeutics (a)	5,019
	Biopharma Company Focused on Nervous Disorder Drugs
266,000	BioMarin (a)	5,003
	Biotech Focused on Orphan Diseases

See accompanying notes to financial statements.

47

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
488,784	Seattle Genetics (a)	$4,966
	Antibody-based Therapies for Cancer
157,000	Auxilium Pharmaceuticals (a)	4,707
	Biotech Focused on Niche Disease Areas
565,000	Allos Therapeutics (a)	3,712
	Cancer Drug Development
65,000	United Therapeutics (a)	3,422
	Biotech Focused on Rare Diseases
357,000	Nektar Therapeutics (a)	3,327
	Drug Delivery Technologies
85,000	AMAG Pharmaceuticals (a)	3,233
	Biotech Focused on Niche Diseases
113,466	Myriad Genetics (a)	2,961
	Genetic Diagnostics
500,000	NPS Pharmaceuticals (a)	1,700
	Orphan Drugs & Healthy Royalties
127,800	InterMune (a)	1,667
	Drugs for Pulmonary Fibrosis & Hepatitis C
225,000	Micromet (a)(b)	1,499
	Next-generation Antibody Technology
18,181	Metabolex, Series A-1 (a)(d)	22
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	7
	Cardiovascular Biotech Company
100,000	IsoRay - Warrants (a)(d)	2
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	2
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
		50,369
	> Medical Equipment & Devices 2.0%
235,000	Alexion Pharmaceuticals (a)	11,473
	Biotech Focused on Orphan Diseases
134,000	Illumina (a)	4,107
	Leading Tools & Service Provider for Genetic Analysis
85,000	Orthofix International (a)	2,632
	Bone Fixation & Stimulation Devices
80,000	Sirona Dental Systems (a)	2,539
	Manufacturer of Dental Equipment
46,500	Gen-Probe (a)	1,995
	Molecular In-vitro Diagnostics
100,000	American Medical Systems (a)	1,929
	Medical Devices to Treat Urological Conditions
40,000	Kinetic Concepts (a)	1,506
	Wound Healing & Tissue Repair Products
199,720	Nanosphere (a)	1,286
	Molecular Diagnostics Company with Best of Breed Platform
		27,467
	> Health Care Services 1.6%
606,300	PSS World Medical (a)	13,684
	Distributor of Medical Supplies
170,000	Psychiatric Solutions (a)	3,594
	Behavioral Health Services

Number of Shares		Value (000)
45,000	Mednax (a)	$2,705
	Physician Management for Pediatric & Anesthesia Practices
283,000	eResearch Technology (a)	1,701
	Clinical Research Services
		21,684
	> Medical Supplies 1.0%
318,000	Cepheid (a)	3,969
	Molecular Diagnostics
180,000	Immucor (a)	3,643
	Automated Blood Typing Reagents
43,000	Techne	2,948
	Cytokines, Antibodies & Other Reagents for Life Science
53,000	Idexx Laboratories (a)(b)	2,832
	Diagnostic Equipment & Services for Veterinarians
		13,392
	> Pharmaceuticals 0.2%
56,000	Cephalon (a)	3,495
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		3,495
Health Care: Total		116,407
Other Industries 4.6%
	> Real Estate 4.1%
405,000	SL Green Realty	20,347
	Manhattan Office Buildings
276,796	Macerich (b)	9,951
	Regional Shopping Malls
170,000	Corporate Office Properties	6,227
	Office Buildings
1,450,000	Kite Realty Group	5,902
	Community Shopping Centers
100,000	Digital Realty Trust	5,028
	Technology-focused Office Buildings
90,000	American Campus Communities	2,529
	Student Housing
470,000	DCT Industrial Trust	2,359
	Industrial Properties
196,000	Extra Space Storage	2,264
	Self Storage Facilities
120,000	BioMed Realty Trust	1,894
	Life Science-focused Office Buildings
		56,501
	> Transportation 0.5%
344,720	Heartland Express	5,264
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	2,140
	Truck Sales & Services
		7,404
Other Industries: Total		63,905
Total Equities: 99.7% (Cost: $1,099,805)		1,384,914

See accompanying notes to financial statements.

48

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 1.2%
16,749,043	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.000%)	$16,749
Total Securities Lending Collateral: (Cost: $16,749)		16,749
Short-Term Obligation: 0.8%
	> Repurchase Agreement 0.8%
$11,015	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $11,239 (repurchase proceeds $11,015)	11,015
Total Short-Term Obligation: (Cost: $11,015)		11,015
Total Investments: 101.7% (Cost: $1,127,569)(f)		1,412,678
Obligation to Return Collateral for Securities Loaned: (1.2)%		(16,749)
Cash and Other Assets Less Liabilities: (0.5)%		(6,320)
Total Net Assets: 100.0%		$1,389,609

ADR = American Depositary Receipts

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $16,200.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliate	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$1,949	$-
Cavco Industries	287,900	50,000	10,000	327,900	11,778	-
Total of Affiliated Transactions	1,073,900	50,000	10,000	1,113,900	$13,727	$-

  The aggregate cost and value of these companies at December 31, 2009, were $16,520 and $13,727, respectively. Investments in the affiliated companies represented 1.0% of total net assets at December 31, 2009.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $34 which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A	2/11/00	18,181	$2,000	$22
Medicure - Warrants	12/22/06	738,060	-	7
IsoRay - Warrants	3/21/07	100,000	-	2
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	2
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	1
			$3,556	$34

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2009, for federal income tax purposes, the cost of investments was $1,127,912 and net unrealized appreciation was $284,766, consisting of gross unrealized appreciation of $457,844 and gross unrealized depreciation of $173,078.

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$491,584	$-	$-	$491,584
Consumer Goods & Services	230,453	-	-	230,453
Industrial Goods & Services	184,106	-	-	184,106
Finance	174,267	-	-	174,267
Energy & Minerals	124,192	-	-	124,192
Health Care	116,373	9	25	116,407
Other Industries	63,905	-	-	63,905
Total Equities	1,384,880	9	25	1,384,914
Total Securities Lending Collateral	16,749	-	-	16,749
Short-Term Obligation	-	11,015	-	11,015
Total Investments	$1,401,629	$11,024	$25	$1,412,678

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

50

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Health Care	$41	$-	$-	$(16)	$-	$-	$25
	$41	$-	$-	$(16)	$-	$-	$25

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(16). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

51

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Europe
> United Kingdom
Cobham	2,115,000	2,650,000
Schroders	270,000	310,000
Spice Group	0	1,502,200
> Netherlands
Smit Internationale	0	38,285
> France
Eutelsat (France)	138,000	188,000
> Germany
Wirecard	0	635,000
> Spain
Red Electrica de Espana (Spain)	175,000	195,000
> Switzerland
Bank Sarasin & Cie	24,800	90,000
Asia
> Japan
Ain Pharmaciez	95,300	160,000
Nomura Holdings	0	560,000
> Singapore
Olam International (Singapore)	5,500,000	6,100,000
> China
Zhaojin Mining Industry (China)	0	3,711,000
Other Countries
> Australia
United Group	0	487,000

	Number of Shares
	09/30/09	12/31/09
Sales
Europe
> United Kingdom
RPS Group	1,200,000	0
> France
SES	210,000	0
> Germany
Wincor Nixdorf	110,000	0
Asia
> Japan
Aeon Mall	296,000	0
> Hong Kong
NagaCorp (Hong Kong)	9,918,766	3,867,066
Other Countries
> Canada
Potash Corp. of Saskatchewan	117,400	80,000
> United States
Alexion Pharmaceuticals	220,000	90,000
Cephalon	85,000	0
> Israel
Israel Chemicals	1,203,000	310,000

See accompanying notes to financial statements.

52

Columbia Acorn International Select

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 93.3%
Europe 36.9%
	> United Kingdom 15.2%
2,350,000	Serco	$19,979
	Facilities Management
1,100,000	Capita Group	13,268
	White Collar, Back Office Outsourcing
2,650,000	Cobham	10,682
	Aerospace Components
525,000	Intertek Group	10,571
	Testing, Inspection & Certification Services
310,000	Schroders	6,617
	United Kingdom Top Tier Asset Manager
1,502,200	Spice Group	1,466
	United Kingdom Utility Outsourcing
		62,583
	> Netherlands 6.0%
169,162	Fugro	9,660
	Sub-sea Oilfield Services
252,000	Imtech	6,763
	Electromechanical & ICT Installation & Maintenance
41,000	Core Laboratories	4,843
	Oil & Gas Reservoir Consulting
38,285	Smit Internationale	3,296
	Harbor & Offshore Towage & Marine Services
		24,562
	> France 4.3%
89,500	Neopost	7,394
	Postage Meter Machines
188,000	Eutelsat	6,032
	Fixed Satellite Services
102,000	Zodiac Aerospace	4,257
	Leading Supplier to the Aerospace Industry
		17,683
	> Germany 3.2%
635,000	Wirecard	8,730
	Online Payment Processing & Risk Management
174,000	Rhoen-Klinikum	4,256
	Health Care Services
		12,986
	> Spain 2.6%
195,000	Red Electrica de Espana	10,807
	Spanish Power Transmission
		10,807
	> Sweden 2.4%
669,000	Hexagon	9,827
	Measurement Equipment
		9,827
	> Switzerland 1.7%
35,700	Kuehne & Nagel	3,454
	Freight Forwarding/Logistics
90,000	Bank Sarasin & Cie (a)	3,401
	Private Banking
		6,855

Number of Shares		Value (000)
	> Ireland 0.8%
1,130,000	United Drug	$3,448
	Irish Pharmaceutical Wholesaler & Outsourcer
		3,448
	> Denmark 0.7%
29,000	Novozymes	3,007
	Industrial Enzymes
		3,007
Europe: Total		151,758
Asia 35.1%
	> Japan 14.6%
1,277,000	Kansai Paint	10,603
	Paint Producer in Japan, India, China & Southeast Asia
9,000	Jupiter Telecommunications	8,916
	Largest Cable Service Provider in Japan
189,300	Benesse	7,916
	Education Service Provider
634,300	Rohto Pharmaceutical	7,301
	Health & Beauty Products
3,540	Seven Bank	7,031
	ATM Processing Services
900	Orix JREIT	4,473
	Diversified REIT
560,000	Nomura Holdings	4,127
	Brokerage, Dealing, Underwriting & Asset Management
160,000	Ain Pharmaciez	3,839
	Dispensing Pharmacy/Drugstore Operator
435,000	Kamigumi	3,161
	Port Cargo Handling & Logistics
307,000	Suruga Bank	2,663
	Regional Bank
		60,030
	> Singapore 6.6%
7,500,000	Ascendas REIT	11,745
	Singapore Industrial Property Landlord
6,100,000	Olam International	11,424
	Agriculture Supply Chain Manager
702,000	Singapore Exchange	4,138
	Singapore Equity & Derivatives Market Operator
		27,307
	> South Korea 6.6%
73,100	NHN (a)	12,071
	South Korea's Largest Online Search Engine
49,204	MegaStudy	10,082
	Online Education Service Provider
151,000	Woongjin Coway	4,978
	South Korean Household Appliance Rental Service Provider
		27,131
	> China 4.7%
3,711,000	Zhaojin Mining Industry	7,320
	Gold Mining & Refining in China
6,731,000	Jiangsu Expressway	5,988
	Chinese Toll Road Operator

See accompanying notes to financial statements.

53

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
1,752,700	Shandong Weigao	$5,821
	Vertically Integrated Hospital Consumable Manufacturer
		19,129
	> Hong Kong 2.6%
434,700	Hong Kong Exchanges and Clearing	7,739
	Hong Kong Equity & Derivatives Market Operator
1,259,800	Lifestyle International	2,337
	Mid to High-end Department Store Operator in Hong Kong & China
3,867,066	NagaCorp	427
	Casino/Entertainment Complex in Cambodia
		10,503
Asia: Total		144,100
Other Countries 21.3%
	> Canada 7.9%
701,250	Eldorado Gold (a)	10,004
	Gold Miner in Turkey, Greece, China & Brazil
615,000	Pacific Rubiales Energy (a)	9,085
	Oil Production & Exploration in Colombia
80,000	Potash Corp. of Saskatchewan	8,680
	World's Largest Producer of Potash
172,000	CCL Industries	4,646
	Leading Global Label Manufacturer
		32,415
	> South Africa 6.2%
630,000	Naspers	25,566
	Media in Africa & Other Emerging Markets
		25,566
	> United States 4.7%
61,000	Diamond Offshore	6,004
	Offshore Drilling Contractor
80,000	Oceaneering International (a)	4,681
	Provider of Sub-sea Services & Manufactured Products
90,000	Alexion Pharmaceuticals (a)	4,394
	Biotech Focused on Orphan Diseases
115,000	Atwood Oceanics (a)	4,123
	Offshore Drilling Contractor
		19,202
	> Australia 1.5%
487,000	United Group	6,201
	Engineering & Facilities Management
		6,201
	> Israel 1.0%
310,000	Israel Chemicals	4,048
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,048
Other Countries: Total		87,432
Total Equities: 93.3% (Cost: $302,588)		383,290

Number of Shares or Principal Amount (000)		Value (000)
Exchange Traded Fund: 1.0%
325,000	iShares MSCI Taiwan Index Fund	$4,215
	Taiwan Exchange Traded Fund
Total Exchange Traded Fund: (Cost: $3,231)		4,215
Short-Term Obligations: 5.9%
	> Repurchase Agreement 5.4%
$21,979	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $22,423 (repurchase proceeds $21,979)	21,979
		21,979
	> Commercial Paper 0.5%
2,000	Toyota Motor Credit 0.16% due 1/04/10	2,000
		2,000
Total Short-Term Obligations: (Amortized Cost: $23,979)		23,979
Total Investments: 100.2% (Cost: $329,798)(b)(c)		411,484
Cash and Other Assets Less Liabilities: (0.2)%		(809)
Total Net Assets: 100.0%		$410,675

See accompanying notes to financial statements.

54

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2009, for federal income tax purposes, the cost of investments was $333,882 and net unrealized appreciation was $77,602, consisting of gross unrealized appreciation of $87,792 and gross unrealized depreciation of $10,190.

(c)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$64,643	15.8
British Pound	62,583	15.2
U.S. Dollar	60,919	14.8
Japanese Yen	60,030	14.6
Hong Kong Dollar	29,632	7.2
Singapore Dollar	27,307	6.7
South Korean Won	27,131	6.6
South African Rand	25,566	6.2
Canadian Dollar	23,735	5.8
Other currencies less than 5% of total net assets	29,938	7.3
	$411,484	100.2

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$4,843	$146,915	$-	$151,758
Asia	-	144,100	-	144,100
Other Countries	51,617	35,815	-	87,432
Total Equities	56,460	326,830	-	383,290
Total Exchange Traded Fund	4,215	-	-	4,215
Total Short-Term Obligations	-	23,979	-	23,979
Total Investments	$60,675	$350,809	$-	$411,484

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

55

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2009, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Outsourcing Services	$46,137	11.2
Other Industrial Services	31,246	7.6
Industrial Materials & Specialty Chemicals	17,658	4.3
Electrical Components	10,682	2.6
Machinery	7,394	1.8
	113,117	27.5
> Information
TV Broadcasting	25,566	6.2
Financial Processors	20,607	5.0
Internet Related	12,071	3.0
Instrumentation	9,827	2.4
CATV	8,916	2.2
Satellite Broadcasting & Services	6,032	1.5
	83,019	20.3
> Energy & Minerals
Mining	30,847	7.5
Oil Services	24,468	6.0
Oil & Gas Producers	9,085	2.2
	64,400	15.7
> Consumer Goods & Services
Other Consumer Services	25,313	6.2
Nondurables	11,947	2.9
Retail	3,839	0.9
Casinos & Gaming	427	0.1
	41,526	10.1
> Other Industries
Real Estate	16,218	4.0
Transportation	12,445	3.0
Regulated Utilities	10,807	2.6
	39,470	9.6
> Finance
Brokerage & Money Management	14,145	3.4
Banks	9,694	2.4
	23,839	5.8

	Value (000)	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$10,215	2.5
Health Care Services	4,256	1.0
Pharmaceuticals	3,448	0.8
	17,919	4.3
Total Equities:	383,290	93.3
Exchange Traded Fund:	4,215	1.0
Short-Term Obligations:	23,979	5.9
Total Investments:	411,484	100.2
Cash and Other Assets Less Liabilities:	(809)	(0.2)
Net Assets:	$410,675	100.0

See accompanying notes to financial statements.

56

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Consumer Goods & Services
Abercrombie & Fitch	750,000	1,650,000
GLG Life Tech (Canada)	0	108,000
ITT Educational Services	825,000	1,000,000
Safeway	3,500,000	3,600,000
Steelcase	2,612,994	3,000,000
Information
Globalstar	11,800,000	13,400,800
VisionChina Media - ADR (China)	4,121,817	4,250,000
WNS - ADR (India)	3,900,000	3,913,900
Energy & Minerals
Alange Energy (Colombia)	156,600	8,400,000
Houston American Energy	0	1,050,000
Cap-Link Ventures	0	17,144,000
Cap-Link Ventures-Warrants	0	17,144,000
Finance
Discover Financial Services	1,350,000	2,050,000
Industrial Goods & Services
Ametek	675,000	750,000

	Number of Shares
	09/30/09	12/31/09
Sales
Consumer Goods & Services
Career Education	1,300,000	977,000
Gap	575,000	0
Hertz	7,750,000	7,500,000
NagaCorp (Hong Kong)	76,000,000	29,633,051
SkillSoft - ADR	9,200,000	9,000,000
Information
American Tower	950,000	900,000
CardTronics	3,430,343	2,620,000
China Mass Media - ADR (China)	2,017,600	1,662,685
Discovery Communications, Series C	1,125,000	400,000
Hackett Group	1,334,442	1,000,000
Novell	8,100,000	7,000,000
Energy & Minerals
FMC Technologies	600,000	0
Synthesis Energy Systems (China)	2,500,000	2,200,000
Tetra Technologies	6,400,000	5,000,000
Uranium One (South Africa)	9,150,000	8,500,000
Finance
Conseco	14,900,000	13,500,000
MF Global	5,800,000	5,500,000
SEI Investments	1,250,000	1,100,000
Industrial Goods & Services
Donaldson	250,000	0
Expeditors International of Washington	850,000	600,000
Mobile Mini	750,000	117,328
Quanta Services	2,300,000	1,950,000

See accompanying notes to financial statements.

57

Columbia Acorn Select

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 92.2%
Consumer Goods & Services 31.8%
	> Educational Services 11.2%
1,000,000	ITT Educational Services (a)	$95,960
	Post-secondary Degree Services
9,000,000	SkillSoft - ADR (a)(b)	94,320
	Web-based Learning Solutions (E-Learning)
977,000	Career Education (a)	22,774
	Post-secondary Education
950,000	Princeton Review (a)	3,857
	College Preparation Courses
		216,911
	> Travel 8.0%
7,500,000	Hertz (a)	89,400
	Largest U.S. Rental Car Operator
2,600,000	Expedia (a)	66,846
	Online Travel Services Company
		156,246
	> Retail 6.9%
3,600,000	Safeway	76,644
	Supermarkets
1,650,000	Abercrombie & Fitch	57,502
	Teen Apparel Retailer
		134,146
	> Apparel 2.6%
1,400,000	Coach	51,142
	Designer & Retailer of Branded Leather Accessories
		51,142
	> Casinos & Gaming 2.0%
325,000,000	RexLot Holdings (China)	36,280
	Lottery Equipment Supplier in China
29,633,051	NagaCorp (Hong Kong)	3,274
	Casino/Entertainment Complex in Cambodia
		39,554
	> Furniture & Textiles 1.0%
3,000,000	Steelcase	19,080
	Office Furniture
		19,080
	> Food & Beverage 0.1%
108,000	GLG Life Tech (Canada) (a)	826
	Produce an All-natural Sweetener Extracted from the Stevia Plant
17,500,000	Fu Ji Food & Catering Services (China) (a)(c)	181
	Food Catering Service Provider in China
		1,007
Consumer Goods & Services: Total		618,086
Information 22.4%
	> Mobile Communications 6.6%
1,550,000	Crown Castle International (a)	60,512
	Communications Towers
900,000	American Tower (a)	38,889
	Communications Towers in USA & Latin America

Number of Shares		Value (000)
505,000	SBA Communications (a)	$17,251
	Communications Towers
13,400,800	Globalstar (a)(b)(d)	11,659
	Satellite Mobile Voice & Data Carrier
		128,311
	> Contract Manufacturing 4.7%
8,200,000	Sanmina-SCI (a)(b)	90,446
	Electronic Manufacturing Services
		90,446
	> Computer Services 3.2%
3,913,900	WNS - ADR (India) (a)(b)(d)	58,904
	Offshore BPO (Business Process Outsourcing) Services
1,000,000	Hackett Group (a)	2,780
	IT Integration & Best Practice Research
		61,684
	> Advertising 2.6%
4,250,000	VisionChina Media - ADR (China) (a)(b)(d)	46,410
	Advertising on Digital Screens in China's Mass Transit System
1,662,685	China Mass Media - ADR (China) (a)(b)(d)	4,290
	Media Planning Agency in China
		50,700
	> Computer Hardware & Related Equipment 1.8%
750,000	Amphenol	34,635
	Electronic Connectors
		34,635
	> Business Software 1.5%
7,000,000	Novell (a)	29,050
	Directory, Operating System & Identity Management Software
		29,050
	> Financial Processors 1.5%
2,620,000	CardTronics (a)(b)	29,003
	Operates the World's Largest Network of ATMs
		29,003
	> CATV 0.5%
400,000	Discovery Communications, Series C (a)	10,608
	CATV Programming
		10,608
Information: Total		434,437
Energy & Minerals 15.7%
	> Oil & Gas Producers 8.5%
4,966,666	Pacific Rubiales Energy (Canada) (a)(e)	73,004
1,483,334	Pacific Rubiales Energy (Canada) (a)	21,913
	Oil Production & Exploration in Colombia
32,240,000	Canacol Energy (Canada) (a)(b)(e)	18,835
	Oil Producer in South America

See accompanying notes to financial statements.

58

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
2,500,000	Gran Tierra Energy (Canada) (a)	$14,342
	Oil Exploration & Production in Colombia, Peru & Argentina
17,144,000	Cap-Link Ventures (a)(e)	7,213
17,144,000	Cap-Link Ventures-Warrants (a)(e)	4,590
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
25,883,000	ShaMaran Petroleum (Canada) (a)(b)(e)	10,691
5,117,000	ShaMaran Petroleum (Canada) (a)(b)	2,202
	Oil Exploration in Kurdistan
1,050,000	Houston American Energy	6,468
	Oil & Gas Exploration/Production in Colombia
8,400,000	Alange Energy (Colombia) (a)	5,060
	Oil & Gas Exploration/Production in Colombia
		164,318
	> Alternative Energy 3.1%
1,900,000	Canadian Solar (China) (a)(d)	54,758
	Solar Cell & Module Manufacturer
1,400,000	Real Goods Solar (a)(b)	4,410
	Residential Solar Energy Installer
2,200,000	Synthesis Energy Systems (China) (a)	2,041
	Owner/Operator of Gasification Plants
		61,209
	> Oil Services 2.8%
5,000,000	Tetra Technologies (a)(b)	55,400
	U.S.-based Services Company with Life of Field Approach
		55,400
	> Mining 1.3%
8,500,000	Uranium One (South Africa) (a)	24,545
	Uranium Mines in Kazakhstan, the U.S. & Australia
		24,545
Energy & Minerals: Total		305,472
Finance 10.0%
	> Brokerage & Money Management 5.0%
1,300,000	Eaton Vance	39,533
	Specialty Mutual Funds
5,500,000	MF Global (a)	38,225
	Futures Broker
1,100,000	SEI Investments	19,272
	Mutual Fund Administration & Investment Management
		97,030
	> Insurance 3.5%
13,500,000	Conseco (a)(b)	67,500
	Life, Long-term Care & Medical Supplement Insurance
		67,500

Number of Shares		Value (000)
	> Credit Cards 1.5%
2,050,000	Discover Financial Services	$30,156
	Credit Card Company
		30,156
Finance: Total		194,686
Industrial Goods & Services 9.1%
	> Waste Management 2.6%
1,500,000	Waste Management	50,715
	U.S. Garbage Collection & Disposal
		50,715
	> Outsourcing Services 2.1%
1,950,000	Quanta Services (a)	40,638
	Electrical & Telecom Construction Services
		40,638
	> Machinery 1.5%
750,000	Ametek	28,680
	Aerospace/Industrial Instruments
		28,680
	> Industrial Materials & Specialty Chemicals 1.3%
1,000,000	Nalco Holding Company	25,510
	Provider of Water Treatment & Process Chemicals & Services
18,263	ChemSpec International - ADR (China) (a)	120
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		25,630
	> Other Industrial Services 1.2%
600,000	Expeditors International of Washington	20,838
	International Freight Forwarder
117,328	Mobile Mini (a)	1,653
	Portable Storage Units Leasing
		22,491
	> Industrial Distribution 0.4%
90,000	WW Grainger	8,715
	Industrial Distribution
		8,715
Industrial Goods & Services: Total		176,869
Other Industries 3.2%
	> Transportation 3.2%
1,300,000	JB Hunt Transport Services	41,951
	Truck & Intermodal Carrier
1,125,000	American Commercial Lines (a)(b)	20,621
	Operator of Inland Barges/Builder of Barges & Vessels
		62,572
Other Industries: Total		62,572

See accompanying notes to financial statements.

59

Columbia Acorn Select

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Health Care —%
	> Health Care Services —%
27,500	Emdeon (a)	$419
	Revenue & Payment Cycle Management
		419
Health Care: Total		419
Total Equities: 92.2% (Cost: $1,551,056)		1,792,541
Securities Lending Collateral: 0.2%
3,884,667	Dreyfus Government Cash Management Fund (7 day yield of 0.000%) (f)	3,885
Total Securities Lending Collateral: (Cost: $3,885)		3,885
Short-Term Obligations: 8.0%
	> Repurchase Agreement 7.5%
$146,852	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 4/01/10, market value $149,790 (repurchase proceeds $146,852)	146,852
		146,852
	> Commercial Paper 0.5%
9,300	Toyota Motor Credit 0.16% due 1/04/10	9,300
		9,300
Total Short-Term Obligations: (Amortized Cost: $156,152)		156,152
Total Investments: 100.4% (Cost: $1,711,093)(g)		1,952,578
Obligation to Return Collateral for Securities Loaned: (0.2)%		(3,885)
Cash and Other Assets Less Liabilities: (0.2)%		(3,848)
Total Net Assets: 100.0%		$1,944,845

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

60

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions		Balance of Shares Held 12/31/09	Value	Dividend
American Commercial Lines	3,803,849	696,151	3,375,000	**	1,125,000	$20,621	$-
Canacol Energy	-	32,240,000	-		32,240,000	18,835
Canadian Solar*	1,825,000	400,000	325,000		1,900,000	54,758	-
CardTronics	3,560,000	140,000	1,080,000		2,620,000	29,003	-
China Mass Media - ADR	2,350,000	-	687,315		1,662,685	4,290	-
Conseco	14,950,000	-	1,450,000		13,500,000	67,500	-
Globalstar	10,000,000	4,600,800	1,200,000		13,400,800	11,659	-
Real Goods Solar	1,500,000	-	100,000		1,400,000	4,410	-
Sanmina-SCI	50,200,000	-	42,000,000	***	8,200,000	90,446	-
ShaMaran Petroleum	-	31,000,000	-		31,000,000	12,893
SkillSoft - ADR	9,500,000	-	500,000		9,000,000	94,320	-
Synthesis Energy Systems*	2,800,000	-	600,000		2,200,000	2,041	-
Tetra Technologies	6,150,000	1,050,000	2,200,000		5,000,000	55,400	-
VisionChina Media - ADR	3,118,900	1,131,100	-		4,250,000	46,410
WNS - ADR	3,100,000	859,975	46,075		3,913,900	58,904	-
Total of Affiliated Transactions	112,857,749	72,118,026	53,563,390		131,412,385	$571,490	$-

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effect of a 1:4 reverse stock split.

***  Includes the effect of a 1:6 reverse stock split.

  The aggregate cost and value of these companies at December 31, 2009, were $705,100 and $571,490, respectively. Investments in affiliated companies represented 29.4% of total net assets at December 31, 2009.

(c)  Illiquid security.

(d)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $3,749.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $114,333, which represented 5.88% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Canacol Energy	9/23/09	32,240,000	$8,397	$18,835
Pacific Rubiales Energy	7/12/07	4,966,666	19,942	73,004
Cap-Link Ventures	11/20/09	17,144,000	3,499	7,213
Cap-Link Ventures-Warrants	11/20/09	17,144,000	2,226	4,590
ShaMaran Petroleum	9/15/09	25,883,000	18,117	10,691
			$52,181	$114,333

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $1,729,836 and net unrealized appreciation was $222,742, consisting of gross unrealized appreciation of $585,007 and gross unrealized depreciation of $362,265.

See accompanying notes to financial statements.

61

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$578,351	$39,554	$181	$618,086
Information	434,437	-	-	434,437
Energy & Minerals	191,139	114,333	-	305,472
Finance	194,686	-	-	194,686
Industrial Goods & Services	176,869	-	-	176,869
Other Industries	62,572	-	-	62,572
Health Care	419	-	-	419
Total Equities	1,638,473	153,887	181	1,792,541
Total Securities Lending Collateral	3,885	-	-	3,885
Total Short-Term Obligations	-	156,152	-	156,152
Total Investments	$1,642,358	$310,039	$181	$1,952,578

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Consumer Goods & Services	$-	$-	$-	$(14,925)	$-	$15,106	$181
	$-	$-	$-	$(14,925)	$-	$15,106	$181

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(14,925). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

62

Columbia Thermostat Fund

Statement of Investments, December 31, 2009

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 85.0%
2,728,249	Columbia Large Cap Enhanced Core Fund, Class Z	$29,383
1,982,660	Columbia Dividend Income Fund, Class Z	23,495
720,997	Columbia Acorn Fund, Class Z	17,794
1,018,204	Columbia Marsico Growth Fund, Class Z	17,605
513,283	Columbia Acorn International, Class Z	17,585
510,373	Columbia Acorn Select, Class Z	11,932
Total Stock Funds (Cost: $119,130)		117,794
	> Bond Funds: 14.5%
1,148,436	Columbia Intermediate Bond Fund, Class Z	10,095
535,341	Columbia U.S. Treasury Index Fund, Class Z	5,932
551,500	Columbia Conservative High Yield Fund, Class Z	4,125
Total Bond Funds (Cost: $19,764)		20,152
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$787	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 9/17/10, market value $806 (repurchase proceeds $787)	787
Total Short-Term Obligation (Cost: $787)		787
Total Investments: 100.1% (Cost: $139,681)(a)		138,733
Cash and Other Assets Less Liabilities: (0.1)%		(144)
Total Net Assets: 100.0%		$138,589

See accompanying notes to financial statements.

63

Columbia Thermostat Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2009, for federal income tax purposes, the cost of investments was $140,157 and net unrealized depreciation was $1,424, consisting of gross unrealized appreciation of $8,876 and gross unrealized depreciation of $10,300.

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$117,794	$-	$-	$117,794
Total Bond Funds	20,152	-	-	20,152
Total Short-Term Obligation	-	787	-	787
Total Investments	$137,946	$787	$-	$138,733

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

64

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65

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2009	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,848,115	$3,281,798	$1,111,049
Affiliated investments, at cost (See Note 4)	3,167,879	77,410	16,520
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $175,896; Columbia Acorn International $25,743; Columbia Acorn USA $16,200; Columbia Acorn International Select $–; Columbia Acorn Select $3,749; Columbia Thermostat Fund $–)	$11,210,831	$4,300,923	$1,398,951
Affiliated investments, at value (See Note 4)	3,750,852	114,524	13,727
Cash	34	—	— *
Foreign currency (cost: Columbia Acorn Fund $3,308; Columbia Acorn International $29,329; Columbia Acorn International Select $25; Columbia Acorn Select $113)	3,453	29,594	—
Net unrealized appreciation on forward foreign currency exchange contracts	—	6,689	—
Receivable for:
Investments sold	19,206	8,744	6,072
Fund shares sold	14,294	8,161	604
Dividends and interest	7,667	4,939	649
Securities lending income	89	27	10
Foreign tax reclaims	166	1,030	—
Trustees' Deferred Compensation Investments	3,145	876	244
Other assets	92	25	8
Total Assets	15,009,829	4,475,532	1,420,265
Liabilities:
Payable to custodian bank	—	9	—
Collateral on securities loaned	183,434	26,644	16,749
Expense reimbursement due to Advisor	—	—	—
Net unrealized depreciation on forward foreign currency exchange contracts	—	4,205	—
Payable for:
Investments purchased	44,749	4,766	1,144
Fund shares redeemed	37,841	2,725	11,007
Management fee	7,895	2,855	999
Administration fee	502	152	47
12b-1 Service & Distribution fees	1,567	217	78
Reports to shareholders	785	327	108
Deferred Trustees' fees	3,145	876	244
Transfer agent fees	2,095	405	230
Trustees' fees	— *	— *	2
Custody fees	181	289	5
Chief compliance officer expenses	27	8	2
Foreign capital gains tax	200	1,217	—
Other liabilities	257	99	41
Total Liabilities	282,678	44,794	30,656
Net Assets	$14,727,151	$4,430,738	$1,389,609
Composition of Net Assets:
Paid in capital	$11,247,302	$3,962,215	$1,228,860
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(20,794)	39,113	(275)
Accumulated net realized gain/(loss)	(444,982)	(628,257)	(124,085)
Net unrealized appreciation/(depreciation) on:
Investments	3,945,689	1,056,239	285,109
Foreign capital gains tax	(200)	(1,217)	—
Foreign currency translations	136	2,645	—
Net Assets	$14,727,151	$4,430,738	$1,389,609
Net asset value per share – Class A (a)	$23.98	$34.13	$22.43
(Net assets/shares)	($2,937,761/122,497)	($578,599/16,955)	($178,605/7,962)
Maximum offering price per share – Class A (b)	$25.44	$36.21	$23.80
(Net asset value per share/front- end sales charge)	($23.98/0.9425)	($34.13/0.9425)	($22.43/0.9425)
Net asset value and offering price per share – Class B (a)	$22.43	$33.22	$20.99
(Net assets/shares)	($525,072/23,411)	($38,835/1,169)	($20,903/996)
Net asset value and offering price per share – Class C (a)	$22.23	$33.08	$20.84
(Net assets/shares)	($736,818/33,142)	($85,625/2,588)	($32,508/1,560)
Net asset value and offering price per share – Class Z (c)	$24.68	$34.26	$23.19
(Net assets/shares)	($10,527,500/426,515)	($3,727,679/108,818)	($1,157,593/49,909)

December 31, 2009	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$329,798		$1,005,993		$787
Affiliated investments, at cost (See Note 4)	—		705,100		138,894
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $175,896; Columbia Acorn International $25,743; Columbia Acorn USA $16,200; Columbia Acorn International Select $–; Columbia Acorn Select $3,749; Columbia Thermostat Fund $–)	$411,484		$1,381,088		$787
Affiliated investments, at value (See Note 4)	—		571,490		137,946
Cash	—		—		1
Foreign currency (cost: Columbia Acorn Fund $3,308; Columbia Acorn International $29,329; Columbia Acorn International Select $25; Columbia Acorn Select $113)	25		113		—
Net unrealized appreciation on forward foreign currency exchange contracts	—		—		—
Receivable for:
Investments sold	5		178		273
Fund shares sold	769		2,479		93
Dividends and interest	368		892		—
Securities lending income	—		4		—
Foreign tax reclaims	16		—		—
Trustees' Deferred Compensation Investments	—		288		—
Other assets	3		11		1
Total Assets	412,670		1,956,543		139,101
Liabilities:
Payable to custodian bank	—	*	4		—
Collateral on securities loaned	—		3,885		—
Expense reimbursement due to Advisor	—	*	—		6
Net unrealized depreciation on forward foreign currency exchange contracts	—		—		—
Payable for:
Investments purchased	189		48		—
Fund shares redeemed	1,259		5,221		327
Management fee	327		1,321		12
Administration fee	14		66		5
12b-1 Service & Distribution fees	25		242		48
Reports to shareholders	46		191		41
Deferred Trustees' fees	44		288		28
Transfer agent fees	37		329		30
Trustees' fees	—	*	—	*	—	*
Custody fees	22		50		—
Chief compliance officer expenses	1		4		—	*
Foreign capital gains tax	—		—		—
Other liabilities	31		49		15
Total Liabilities	1,995		11,698		512
Net Assets	$410,675		$1,944,845		$138,589
Composition of Net Assets:
Paid in capital	$405,974		$1,850,202		$166,320
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	1,978		(8,359)		1,247
Accumulated net realized gain/(loss)	(78,954)		(138,483)		(28,030)
Net unrealized appreciation/(depreciation) on:
Investments	81,686		241,485		(948)
Foreign capital gains tax	—		—		—
Foreign currency translations	(9)		—	*	—
Net Assets	$410,675		$1,944,845		$138,589
Net asset value per share – Class A (a)	$23.39		$22.81		$10.90
(Net assets/shares)	($64,664/2,764)		($522,443/22,908)		($42,976/3,943)
Maximum offering price per share – Class A (b)	$24.82		$24.20		$11.56
(Net asset value per share/front- end sales charge)	($23.39/0.9425)		($22.81/0.9425)		($10.90/0.9425)
Net asset value and offering price per share – Class B (a)	$22.34		$21.41		$10.93
(Net assets/shares)	($3,887/174)		($88,004/4,111)		($32,758/2,997)
Net asset value and offering price per share – Class C (a)	$22.21		$21.25		$10.91
(Net assets/shares)	($11,096/500)		($93,121/4,382)		($21,090/1,933)
Net asset value and offering price per share – Class Z (c)	$23.64		$23.38		$10.80
(Net assets/shares)	($331,028/14,003)		($1,241,277/53,093)		($41,765/3,866)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

66

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2009

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA
Investment Income:
Dividend income	$97,974	$78,907	$7,290
Dividend income from affiliates (See Note 4)	17,346	3,000	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—
Interest income	459	149	23
Securitites lending income	957	174	139
	116,736	82,230	7,452
Foreign taxes withheld	(1,865)	(6,487)	(5)
Total Investment Income	114,871	75,743	7,447
Expenses:
Management fee	77,909	26,444	9,677
Administration fee	5,179	1,459	477
12b-1 Service and Distribution fees:
Class A	6,042	1,076	372
Class B	3,969	279	162
Class C	6,373	676	269
Transfer agent fees:
Class A	1,927	681	135
Class B	1,309	122	62
Class C	950	149	39
Class Z	2,857	1,241	446
Custody fees	921	2,572	51
Trustees' fees	922	260	85
Reports to shareholders	2,065	909	328
Chief compliance officer expenses (See Note 4)	525	142	48
Other expenses	1,431	504	223
Total expenses	112,379	36,514	12,374
Less custody fees paid indirectly	— *	— *	— *
Less reimbursement of expenses by Investment Advisor	—	—	—
Net Expenses	112,379	36,514	12,374
Net Investment Income/(Loss)	2,492	39,229	(4,927)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	(227,130)	(248,697)	(20,041)
Affiliated investments (See Note 4)	(100,539)	(3,829)	(110)
Foreign currency transactions and forward foreign currency exchange contracts	(229)	4,140	—
Foreign capital gains tax	—	(1,789)	—
Distributions from affiliated investment company shares	—	—	—
Net realized loss	(327,898)	(250,175)	(20,151)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	3,343,556	1,554,069	437,114
Affiliated investments (See Note 4)	1,143,521	49,345	1,994
Foreign currency translations and forward foreign currency exchange contracts	134	6,043	—
Foreign capital gains tax	(200)	(1,217)	—
Net change in unrealized appreciation/ (depreciation)	4,487,011	1,608,240	439,108
Net realized and unrealized gain	4,159,113	1,358,065	418,957
Net Increase in Net Assets resulting from Operations	$4,161,605	$1,397,294	$414,030

(in thousands)	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$7,141	$7,661	$—
Dividend income from affiliates (See Note 4)	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	2,149
Interest income	16	68	— *
Securitites lending income	1	282	—
	7,158	8,011	2,149
Foreign taxes withheld	(521)	—	—
Total Investment Income	6,637	8,011	2,149
Expenses:
Management fee	3,039	12,761	128
Administration fee	138	666	55
12b-1 Service and Distribution fees:
Class A	137	1,086	99
Class B	29	581	245
Class C	98	769	204
Transfer agent fees:
Class A	81	434	77
Class B	15	241	77
Class C	25	147	44
Class Z	87	446	17
Custody fees	213	297	—
Trustees' fees	34	119	17
Reports to shareholders	167	478	121
Chief compliance officer expenses (See Note 4)	13	66	5
Other expenses	168	292	106
Total expenses	4,244	18,383	1,195
Less custody fees paid indirectly	— *	— *	— *
Less reimbursement of expenses by Investment Advisor	(5)	—	(327)
Net Expenses	4,239	18,383	868
Net Investment Income/(Loss)	2,398	(10,372)	1,281
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	(31,361)	31,100	—
Affiliated investments (See Note 4)	—	(71,935)	(18,232)
Foreign currency transactions and forward foreign currency exchange contracts	(46)	589	—
Foreign capital gains tax	—	—	—
Distributions from affiliated investment company shares	—	—	1
Net realized loss	(31,407)	(40,246)	(18,231)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	127,658	521,773	—
Affiliated investments (See Note 4)	—	316,510	51,494
Foreign currency translations and forward foreign currency exchange contracts	(25)	(3)	—
Foreign capital gains tax	—	—	—
Net change in unrealized appreciation/ (depreciation)	127,633	838,280	51,494
Net realized and unrealized gain	96,226	798,034	33,263
Net Increase in Net Assets resulting from Operations	$98,624	$787,662	$34,544

*  Rounds to less than $500.

See accompanying notes to financial statements.

67

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008 (a)	2009	2008 (a)	2009	2008 (a)
Operations:
Net investment income/(loss)	$2,492	$12,367	$39,229	$76,400	$(4,927)	$(5,465)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	(227,359)	234,120	(246,346)	(283,342)	(20,041)	(102,173)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(100,539)	(245,832)	(3,829)	(95,523)	(110)	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	3,343,490	(5,424,645)	1,558,895	(2,403,427)	437,114	(492,195)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	1,143,521	(1,918,721)	49,345	337	1,994	(3,773)
Net Increase/(Decrease) from Operations	4,161,605	(7,342,711)	1,397,294	(2,705,555)	414,030	(603,606)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(6,102)	(1,020)	—	—
Net realized gain – Class A	—	(91,100)	—	(9,807)	—	(8,248)
Net investment income – Class B	—	—	(290)	— *	—	—
Net realized gain – Class B	—	(26,893)	—	(1,332)	—	(1,748)
Net investment income – Class C	—	—	(348)	— *	—	—
Net realized gain – Class C	—	(28,315)	—	(2,146)	—	(1,740)
Net investment income – Class Z	(20,981)	(6,088)	(53,467)	(23,593)	—	—
Net realized gain – Class Z	—	(284,695)	—	(68,973)	—	(41,787)
Total Distributions to Shareholders	(20,981)	(437,091)	(60,207)	(106,871)	—	(53,523)
Share Transactions:
Subscriptions – Class A	639,685	612,669	181,444	277,346	54,531	53,928
Distributions reinvested – Class A	—	83,711	5,737	9,979	—	7,538
Redemptions – Class A	(744,769)	(1,151,023)	(140,626)	(207,715)	(66,724)	(69,749)
Net Increase/(Decrease) – Class A	(105,084)	(454,643)	46,555	79,610	(12,193)	(8,283)
Subscriptions – Class B	100	1,991	14	1,704	5	71
Distributions reinvested – Class B	—	24,675	264	1,209	—	1,615
Redemptions – Class B	(224,032)	(255,304)	(14,833)	(23,974)	(9,892)	(11,765)
Net Decrease – Class B	(223,932)	(228,638)	(14,555)	(21,061)	(9,887)	(10,079)
Subscriptions – Class C	58,069	62,517	14,494	20,234	2,513	3,931
Distributions reinvested – Class C	—	22,379	265	1,596	—	1,523
Redemptions – Class C	(151,419)	(287,537)	(18,021)	(43,103)	(5,210)	(10,090)
Net Increase/(Decrease) – Class C	(93,350)	(202,641)	(3,262)	(21,273)	(2,697)	(4,636)
Subscriptions – Class Z	1,484,719	1,526,416	671,256	664,727	246,578	213,395
Distributions reinvested – Class Z	17,690	251,789	38,426	64,910	—	37,687
Redemptions – Class Z	(1,364,770)	(2,162,613)	(486,805)	(912,602)	(190,623)	(190,501)
Net Increase/(Decrease) – Class Z	137,639	(384,408)	222,877	(182,965)	55,955	60,581
Net Increase/(Decrease) from Share Transactions	(284,727)	(1,270,330)	251,615	(145,689)	31,178	37,583
Redemption Fees	—	—	259	354	—	—
Increase from regulatory settlements (See Note 9)	40	—	1,210	—	5	—
Total Increase/(Decrease) in Net Assets	3,855,937	(9,050,132)	1,590,171	(2,957,761)	445,213	(619,546)
Net Assets:
Beginning of period	10,871,214	19,921,346	2,840,567	5,798,328	944,396	1,563,942
End of period	$14,727,151	$10,871,214	$4,430,738	$2,840,567	$1,389,609	$944,396
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(20,794)	$(2,116)	$39,113	$57,491	$(275)	$(157)

(a)  Certain items in the prior year financial statements were reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or net assets.

*  Rounds to less than $500.

See accompanying notes to financial statements.

68

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008 (a)	2009	2008
Operations:
Net investment income/(loss)	$2,398	$2,451	$(10,372)	$(17,307)	$1,281	$3,146
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	(31,407)	(46,780)	31,689	(71,830)	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(71,935)	(15,794)	(18,231)	(9,015)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	127,633	(101,043)	521,770	(965,213)	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	316,510	(365,076)	51,494	(58,979)
Net Increase/(Decrease) from Operations	98,624	(145,372)	787,662	(1,435,220)	34,544	(64,848)
Distributions to Shareholders From:
Net investment income – Class A	(456)	—	—	—	(7)	(1,051)
Net realized gain – Class A	—	(984)	—	(25,410)	—	(337)
Net investment income – Class B	—	—	—	—	—	(657)
Net realized gain – Class B	—	(189)	—	(4,641)	—	(371)
Net investment income – Class C	—	—	—	—	—	(361)
Net realized gain – Class C	—	(288)	—	(4,551)	—	(201)
Net investment income – Class Z	(3,077)	(280)	—	—	(115)	(1,140)
Net realized gain – Class Z	—	(3,600)	—	(39,523)	—	(301)
Total Distributions to Shareholders	(3,533)	(5,341)	—	(74,125)	(122)	(4,419)
Share Transactions:
Subscriptions – Class A	30,670	47,637	98,691	131,376	5,619	21,460
Distributions reinvested – Class A	439	901	—	23,381	6	1,269
Redemptions – Class A	(28,558)	(21,936)	(190,444)	(377,780)	(14,381)	(14,939)
Net Increase/(Decrease) – Class A	2,551	26,602	(91,753)	(223,023)	(8,756)	7,790
Subscriptions – Class B	—	271	39	388	—	2,089
Distributions reinvested – Class B	—	170	—	4,147	—	943
Redemptions – Class B	(1,493)	(3,345)	(23,638)	(41,288)	(12,541)	(14,056)
Net Decrease – Class B	(1,493)	(2,904)	(23,599)	(36,753)	(12,541)	(11,024)
Subscriptions – Class C	1,872	7,847	6,147	8,177	1,960	17,881
Distributions reinvested – Class C	—	248	—	3,639	—	510
Redemptions – Class C	(3,109)	(4,044)	(21,888)	(51,407)	(10,176)	(8,717)
Net Increase/(Decrease) – Class C	(1,237)	4,051	(15,741)	(39,591)	(8,216)	9,674
Subscriptions – Class Z	127,520	175,091	278,829	387,091	2,684	23,041
Distributions reinvested – Class Z	833	1,768	—	29,748	106	1,339
Redemptions – Class Z	(59,794)	(84,177)	(310,353)	(373,486)	(6,183)	(8,008)
Net Increase/(Decrease) – Class Z	68,559	92,682	(31,524)	43,353	(3,393)	16,372
Net Increase/(Decrease) from Share Transactions	68,380	120,431	(162,617)	(256,014)	(32,906)	22,812
Redemption Fees	33	171	—	—	—	—
Increase from regulatory settlements (See Note 9)	265	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	163,769	(30,111)	625,045	(1,765,359)	1,516	(46,455)
Net Assets:
Beginning of period	246,906	277,017	1,319,800	3,085,159	137,073	183,528
End of period	$410,675	$246,906	$1,944,845	$1,319,800	$138,589	$137,073
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,978	$2,875	$(8,359)	$(180)	$1,247	$88

See accompanying notes to financial statements.

69

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	33,142	26,521	6,366	8,030	3,208	2,597
Shares issued in reinvestment and capital gains – Class A	—	3,428	208	248	—	302
Less shares redeemed – Class A	(39,655)	(49,918)	(5,549)	(6,693)	(3,839)	(3,306)
Net Increase/(Decrease) – Class A	(6,513)	(19,969)	1,025	1,585	(631)	(407)
Subscriptions – Class B	5	80	— *	44	— *	3
Shares issued in reinvestment and capital gains – Class B	—	1,065	10	30	—	68
Less shares redeemed – Class B	(12,472)	(11,645)	(588)	(768)	(582)	(573)
Net Decrease – Class B	(12,467)	(10,500)	(578)	(694)	(582)	(502)
Subscriptions – Class C	3,215	3,082	497	569	148	219
Shares issued in reinvestment and capital gains – Class C	—	975	10	41	—	65
Less shares redeemed – Class C	(8,764)	(13,528)	(740)	(1,414)	(327)	(514)
Net Increase/(Decrease) – Class C	(5,549)	(9,471)	(233)	(804)	(179)	(230)
Subscriptions – Class Z	75,517	63,561	23,146	19,040	14,152	9,874
Shares issued in reinvestment and capital gains – Class Z	750	10,170	1,391	1,609	—	1,466
Less shares redeemed – Class Z	(70,272)	(93,561)	(18,261)	(30,912)	(10,509)	(8,493)
Net Increase/(Decrease) – Class Z	5,995	(19,830)	6,276	(10,263)	3,643	2,847
Net Increase/(Decrease) in Shares of Beneficial Interest	(18,534)	(59,770)	6,490	(10,176)	2,251	1,708

*  Rounds to less than 500.

See accompanying notes to financial statements.

70

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	1,653	1,986	5,917	6,192	646	1,952
Shares issued in reinvestment and capital gains – Class A	22	30	—	901	1	147
Less shares redeemed – Class A	(1,497)	(959)	(11,758)	(18,425)	(1,674)	(1,454)
Net Increase/(Decrease) – Class A	178	1,057	(5,841)	(11,332)	(1,027)	645
Subscriptions – Class B	—	10	2	16	—	176
Shares issued in reinvestment and capital gains – Class B	—	6	—	168	—	104
Less shares redeemed – Class B	(85)	(149)	(1,512)	(2,059)	(1,410)	(1,344)
Net Decrease – Class B	(85)	(133)	(1,510)	(1,875)	(1,410)	(1,064)
Subscriptions – Class C	103	317	371	469	212	1,558
Shares issued in reinvestment and capital gains – Class C	—	9	—	148	—	56
Less shares redeemed – Class C	(174)	(183)	(1,474)	(2,581)	(1,207)	(861)
Net Increase/(Decrease) – Class C	(71)	143	(1,103)	(1,964)	(995)	753
Subscriptions – Class Z	6,808	7,667	15,845	17,670	307	1,994
Shares issued in reinvestment and capital gains – Class Z	42	58	—	1,123	12	153
Less shares redeemed – Class Z	(3,083)	(3,845)	(18,178)	(18,669)	(727)	(783)
Net Increase/(Decrease) – Class Z	3,767	3,880	(2,333)	124	(408)	1,364
Net Increase/(Decrease) in Shares of Beneficial Interest	3,789	4,947	(10,787)	(15,047)	(3,840)	1,698

See accompanying notes to financial statements.

71

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$17.71	$29.61	$29.71		$28.17		$26.45
Income from Investment Operations
Net investment income (a)	0.04	0.06	0.15	(b)	0.13		0.15
Net realized and unrealized gain/(loss)	6.98	(11.29)	2.17		3.92		3.28
Total from Investment Operations	7.02	(11.23)	2.32		4.05		3.43
Less Distributions to Shareholders
From net investment income	(0.05)	(0.01)	(0.12)		(0.13)		(0.15)
From net realized gains	—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	(0.05)	(0.67)	(2.42)		(2.51)		(1.71)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$24.68	$17.71	$29.61		$29.71		$28.17
Total Return (d)	39.65%	(38.55)%	7.69	%(e)(f)	14.45	%(e)	13.11	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.77%	0.76%	0.74%		0.74%		0.74%
Net investment income (g)	0.18%	0.26%	0.46%		0.45%		0.57%
Waiver/reimbursement	—	—	0.00	%(h)	0.01%		0.02%
Portfolio turnover rate	27%	21%	20%		22%		16%
Net assets at end of period (in millions)	$10,527	$7,446	$13,038		$12,128		$10,399

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.13	$43.60	$40.31		$33.44		$29.03
Income from Investment Operations
Net investment income (a)	0.34	0.60	0.43		0.35		0.34
Net realized and unrealized gain/(loss)	11.31	(20.26)	6.56		10.94		5.87
Total from Investment Operations	11.65	(19.66)	6.99		11.29		6.21
Less Distributions to Shareholders
From net investment income	(0.53)	(0.21)	(0.34)		(0.51)		(0.72)
From net realized gains	—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.53)	(0.81)	(3.70)		(4.42)		(1.80)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	—	—	—		—		—
Increase from regulatory settlements	0.01	—	—		—		—
Net Asset Value, End of Period	$34.26	$23.13	$43.60		$40.31		$33.44
Total Return (c)	50.97%	(45.89)%	17.28	%(d)	34.53	%(d)	21.81	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.99%	0.96%	0.91%		0.94%		0.99%
Net investment income (e)	1.23%	1.72%	0.96%		0.92%		1.09%
Waiver/reimbursement	—	—	0.00	%(f)	0.01%		0.02%
Portfolio turnover rate	31%	38%	28%		31%		27%
Net assets at end of period (in millions)	$3,728	$2,372	$4,918		$3,836		$2,629

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

72

Columbia Acorn USA

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$16.39	$27.97	$28.66		$27.03		$25.20
Income from Investment Operations
Net investment income/(loss) (a)	(0.07)	(0.07)	(0.01	)(b)	(0.02)		0.07
Net realized and unrealized gain/(loss)	6.87	(10.55)	1.03		2.26		3.18
Total from Investment Operations	6.80	(10.62)	1.02		2.24		3.25
Less Distributions to Shareholders
From net investment income	—	—	—		—		(0.05)
From net realized gains	—	(0.96)	(1.71)		(0.61)		(1.37)
Total Distributions to Shareholders	—	(0.96)	(1.71)		(0.61)		(1.42)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$23.19	$16.39	$27.97		$28.66		$27.03
Total Return (d)	41.49%	(39.22)%	3.46	%(e)(f)	8.28	%(e)	12.98	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.03%	1.01%	0.98%		0.98%		1.01%
Net investment income/(loss) (g)	(0.36)%	(0.32)%	(0.03)%		(0.07)%		0.28%
Waiver/reimbursement	—	—	0.00	%(h)	0.01%		0.01%
Portfolio turnover rate	28%	23%	21%		13%		13%
Net assets at end of period (in millions)	$1,158	$758	$1,214		$1,214		$937

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$18.19	$32.02	$27.97		$20.57		$18.02
Income from Investment Operations
Net investment income (a)	0.17	0.28	0.14	(b)	0.10		0.13
Net realized and unrealized gain/(loss)	5.50	(13.53)	5.96		7.35		2.70
Total from Investment Operations	5.67	(13.25)	6.10		7.45		2.83
Less Distributions to Shareholders
From net investment income	(0.24)	(0.04)	(0.28)		(0.05)		(0.28)
From net realized gains	—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.24)	(0.58)	(2.05)		(0.05)		(0.28)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	—	—	—		—		—
Increase from regulatory settlements	0.02	—	—		—		—
Net Asset Value, End of Period	$23.64	$18.19	$32.02		$27.97		$20.57
Total Return (d)	31.52%	(42.10)%	21.86	%(e)	36.27	%(e)	15.98	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.20%	1.21%	1.18%		1.27%		1.45%
Net investment income (f)	0.84%	1.09%	0.44%		0.44%		0.72%
Waiver/reimbursement	—	—	0.00	%(g)	0.01%		0.04%
Portfolio turnover rate	56%	68%	57%		47%		39%
Net assets at end of period (in millions)	$331	$186	$204		$129		$74

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

73

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.07	$28.41		$26.59		$22.77		$21.13
Income from Investment Operations
Net investment loss (a)	(0.08)	(0.12)		(0.07)		(0.06)		(0.03)
Net realized and unrealized gain/(loss)	9.39	(13.53)		2.53		4.51		2.35
Total from Investment Operations	9.31	(13.65)		2.46		4.45		2.32
Less Distributions to Shareholders
From net investment income	—	—		—		(0.04)		—
From net realized gains	—	(0.69)		(0.64)		(0.59)		(0.68)
Total Distributions to Shareholders	—	(0.69)		(0.64)		(0.63)		(0.68)
Net Asset Value, End of Period	$23.38	$14.07		$28.41		$26.59		$22.77
Total Return (b)	66.17%	(49.18	)%(c)	9.20	%(d)	19.68	%(d)	11.08	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.99%	0.95%		0.91%		0.96%		0.99%
Net investment loss (e)	(0.47)%	(0.51)%		(0.24)%		(0.26)%		(0.16)%
Waiver/reimbursement	—	—		0.00	%(f)	0.02%		0.03%
Portfolio turnover rate	19%	28%		14%		21%		19%
Net assets at end of period (in millions)	$1,241	$780		$1,571		$909		$688

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.19	$12.26	$12.57	$12.50	$13.12
Income from Investment Operations
Net investment income (a)	0.13	0.24	0.52	0.49	0.43
Net realized and unrealized gain/(loss)	2.51	(3.96)	0.53	0.84	0.28
Total from Investment Operations	2.64	(3.72)	1.05	1.33	0.71
Less Distributions to Shareholders
From net investment income	(0.03)	(0.28)	(0.57)	(0.54)	(0.42)
From net realized gains	—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.03)	(0.35)	(1.36)	(1.26)	(1.33)
Net Asset Value, End of Period	$10.80	$8.19	$12.26	$12.57	$12.50
Total Return (b)(c)	32.29%	(30.53)%	8.49%	10.86%	5.50%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (e)	1.48%	2.23%	4.05%	3.84%	3.28%
Waiver/reimbursement	0.14%	0.08%	0.15%	0.13%	0.11%
Portfolio turnover rate	17%	130%	128%	66%	96%
Net assets at end of period (in millions)	$42	$35	$36	$31	$26

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

74

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the S&P 500 Index in relation to predetermined ranges set by the Advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2.00% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class A, Class B and Class C shares are presented in a separate annual report.

Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued

75

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

76

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Funds' advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees, if any, and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its

77

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation settlements, net operating losses, foreign currency transactions, passive foreign investment company ("PFIC") adjustments and foreign capital gains tax adjustments were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)		Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$(189)		$229	$(40)
Columbia Acorn International	2,600		(2,551)	(49)
Columbia Acorn USA	4,809		—	(4,809)
Columbia Acorn International Select	238		28	(266)
Columbia Acorn Select	2,193		(589)	(1,604)
Columbia Thermostat Fund	—	*	— *	—

*Represents less than $500.

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

December 31, 2009	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$20,981	$—
Columbia Acorn International	60,207	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	3,533	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	122	—
December 31, 2008	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
(in thousands)
Columbia Acorn Fund	$13,908	$—	$3,885,370
Columbia Acorn International	78,049	—	1,017,469
Columbia Acorn USA	—	—	284,766
Columbia Acorn International Select	6,032	—	77,602
Columbia Acorn Select	—	—	222,742
Columbia Thermostat Fund	1,276	—	(1,424)

*The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income

78

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010		2011- 2015	2016	2017	Total
(in thousands)
Columbia Acorn Fund	$—		$—	$—	$409,911	$409,911
Columbia Acorn International	—		—	135,487	489,443	624,930
Columbia Acorn USA	1,518	*	—	76,008	36,216	113,742
Columbia Acorn International Select	—		—	30,442	46,457	76,899
Columbia Acorn Select	—		—	12,271	115,445	127,716
Columbia Thermostat Fund	—		—	5,193	21,738	26,931

*Remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October currency and capital losses attributed to security transactions were deferred to January 1, 2010 as follows:

	Currency	Capital
(in thousands)
Columbia Acorn Fund	$—	$6,311
Columbia Acorn International	—	—
Columbia Acorn USA	—	10,041
Columbia Acorn International Select	—	1,985
Columbia Acorn Select	95	—
Columbia Thermostat Fund	—	624

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under each Fund's investment advisory agreement, management fees were accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

79

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

For the year ended December 31, 2009, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.65%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for year ended December 31, 2009, were $4,729 and $326,907, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2009, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies.

80

Details of investments in those affiliated companies are presented on pages 29, 30, 39, 50 and 61, respectively.

During the year ended December 31, 2009, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn International	$7,422	$—
Columbia Acorn Select	—	1,655

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2009, Columbia Acorn International entered into 122 forward foreign currency exchange contracts.

The following table is a summary of the value of the Columbia Acorn International's derivative instruments as of December 31, 2009.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$6,689
Liability
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized depreciation on forward foreign currency exchange contracts	$(4,205)

81

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

The effect of derivative instruments on the Columbia Acorn International's Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$4,507	$5,763

6.  Borrowing Arrangements

The Trust participated in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.75%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2009, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$3,110,424
Proceeds from sales	3,561,995

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,154,358
Proceeds from sales	1,014,864

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$355,188
Proceeds from sales	305,733

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$233,777
Proceeds from sales	170,251

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$280,494
Proceeds from sales	568,076

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$22,134
Proceeds from sales	56,558

8.  Redemption Fees

For the year ended December 31, 2009, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $259,441 and $33,449, respectively, and are accounted for as additions to paid in capital.

9.  Regulatory Settlements with Third Parties

During the year ended December 31, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn International Select received payments totaling $39,819, $1,210,287, $4,593 and $265,461, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

10.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly

82

evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

84

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2009 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2009, of $6,483 are being passed through to shareholders. This represents $0.05 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $81,906 ($0.63 per share) for the fiscal year ended December 31, 2009.

For non-corporate shareholders 82.95%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2009, of $521 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $6,377 ($0.37 per share) for the fiscal year ended December 31, 2009.

13.08% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2009 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Thermostat Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

85

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker/dealer) 2002-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75,(1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Wanger Advisors Trust

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

86

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Wanger Advisors Trust

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Wanger Advisors Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 56, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Wanger Advisors Trust

Ralph Wanger, 75, Trustee(3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 – January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004 – December 2005.	10	None

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004 – January 2006.	10	None

P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

87

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

88

Columbia Acorn Family of Funds

Fourth Quarter Class Z Share Information

Minimum Initial Investment in all Funds	$2,500 $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.65%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.77%
Columbia Acorn International	ACINX
Management Fee	0.78%
12b-1 Fee	None
Other Expenses	0.21%
Net Expense Ratio	0.99%
Columbia Acorn USA	AUSAX
Management Fee	0.87%
12b-1 Fee	None
Other Expenses	0.16%
Net Expense Ratio	1.03%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.26%
Net Expense Ratio	1.20%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.17%
Net Expense Ratio	0.99%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the twelve months ended December 31, 2009, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2010.

  *  Does not include estimated fees and expenses of 0.82% incurred by the Fund from the underlying portfolio funds in which it invests.

89

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90

Columbia Acorn Family of Funds

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiafunds.com, approximately 30 days after each month-end.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Annual Report, December 31, 2009

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds are a series, is 811-01829.

© 2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-42/30222-1209 10/103930

Q4 2009

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Managed by Columbia Wanger Asset Management, L.P.

Annual Report

December 31, 2009

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/09

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$23.98	$34.13	$22.43	$23.39	$22.81	$10.90
Class B	$22.43	$33.22	$20.99	$22.34	$21.41	$10.93
Class C	$22.23	$33.08	$20.84	$22.21	$21.25	$10.91

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

Change and Continuity

Fellow Shareholders:

Our Funds enter the New Year facing important governance changes. In the next few months, your Trustees expect that the Fund's investment adviser, Columbia Wanger Asset Management ("CWAM"), will be sold to Ameriprise Financial, Inc. By law, your Trustees must determine whether CWAM should continue to serve as the Funds' investment adviser under its new ownership. Accordingly, the Board has spent significant time and effort considering whether this transaction is in the best interests of shareholders. A specially appointed committee of the Board has reviewed and is negotiating a proposed new investment advisory agreement and contracts with other critical service providers required upon a change of control of the investment adviser. The law also requires that shareholders approve the new investment advisory contract, and proxy materials describing these matters will be sent to shareholders before a change of control takes place.

A second area of change – and continuity – relates to your Funds' Trustees. Sadly, former Chair Bob Nason passed away last June and long-time trustee Jerry Kahn retired at year end. After a transitional period following Bob's death, the Board elected Steve Kaplan as Vice Chair and the undersigned as Chair. I am happy to report that the Board has also elevated Ralph Wanger to "Trustee Emeritus" upon his retirement as a Trustee later this year. This emeritus status allows the Board to continue to benefit from Ralph's experience, insight, and wisdom. Finally, we've rotated the leadership of each of the Board's committees. These changes reflect succession plans put in place by Bob Nason and Allan Muchin (the immediate past Vice Chair) in an effort to preserve the Board's strong independent tradition.

All of your Trustees are, like you, shareholders in the Funds. As such, we were heartened by the recent recovery in the financial markets and the Funds. The domestic Funds did particularly well, exceeding their benchmarks by a significant margin. More importantly, all of the Funds continue to do well when considered over the longer term. Such long-term success remains the constant focus of the Board.

Transitions are rarely easy. That said, your Trustees have worked to identify potential problems and minimize the impact should any arise. In taking these actions, we are following the example of the thoughtful and independent Acorn directors who came before us. They taught your Board to understand and appreciate its role as an unwavering advocate for shareholders and the ultimate protector of the Funds.

Thank you for your trust in the Acorn Funds.

James A. Star
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	1

Fund Performance vs. Benchmarks	2

Description of Indexes	3

Squirrel Chatter II: Skill and Luck	4

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	34

Statement of Investments	36

Portfolio Diversification	44

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	45

Statement of Investments	46

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	54

Statement of Investments	55

Portfolio Diversification	58

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	59

Statement of Investments	60

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	65

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	68

Statements of Operations	69

Statements of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	80

Report of Independent Registered Public Accounting Firm	89

Federal Income Tax Information	90

Board of Trustees and Management

of Columbia Acorn Funds	91

Columbia Acorn Family of Funds Information	94

No 2009 Year-end Distributions for the Columbia Acorn Funds

Class A, B and C shares of the Columbia Acorn Funds did not have any distributions at year-end.

Bank of America To Sell Columbia Management Group, LLC

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of Columbia Wanger Asset Management, L.P.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/09

	Class A		Class B*		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months**	5.69%	-0.39%	5.55%	0.55%	5.46%	4.46%
1 year	39.26%	31.25%	38.37%	33.37%	38.16%	37.16%
3 years	-2.87%	-4.77%	-3.47%	-4.34%	-3.64%	-3.64%
5 years	3.35%	2.14%	2.70%	2.38%	2.54%	2.54%
Life of fund	7.93%	7.24%	7.24%	7.24%	7.14%	7.14%
Columbia Acorn International (10/16/00)
3 months**	4.25%	-1.75%	4.07%	-0.93%	3.99%	2.99%
1 year	50.40%	41.75%	49.36%	44.36%	49.12%	48.12%
3 years	-1.77%	-3.69%	-2.37%	-3.27%	-2.54%	-2.54%
5 years	9.08%	7.79%	8.38%	8.08%	8.22%	8.22%
Life of fund	6.73%	6.05%	6.03%	6.03%	5.96%	5.96%
Columbia Acorn USA (10/16/00)
3 months**	5.95%	-0.14%	5.80%	0.80%	5.73%	4.73%
1 year	41.07%	32.96%	40.12%	35.12%	39.96%	38.96%
3 years	-4.08%	-5.96%	-4.70%	-5.57%	-4.84%	-4.84%
5 years	1.43%	0.23%	0.76%	0.42%	0.63%	0.63%
Life of fund	7.52%	6.83%	6.83%	6.83%	6.75%	6.75%
Columbia Acorn International Select (10/16/00)
3 months**	4.51%	-1.50%	4.34%	-0.66%	4.32%	3.32%
1 year	31.01%	23.48%	30.19%	25.19%	30.04%	29.04%
3 years	-2.80%	-4.70%	-3.43%	-4.33%	-3.57%	-3.57%
5 years	7.62%	6.35%	6.93%	6.62%	6.77%	6.77%
Life of fund	4.25%	3.58%	3.55%	3.55%	3.48%	3.48%
Columbia Acorn Select (10/16/00)
3 months**	7.75%	1.55%	7.53%	2.53%	7.49%	6.49%
1 year	65.65%	56.13%	64.44%	59.44%	64.22%	63.22%
3 years	-2.93%	-4.83%	-3.57%	-4.50%	-3.73%	-3.73%
5 years	3.87%	2.65%	3.18%	2.82%	3.03%	3.03%
Life of fund	7.52%	6.83%	6.80%	6.80%	6.72%	6.72%
Columbia Thermostat Fund (3/3/03)†3 months**	5.62%	-0.45%	5.40%	0.40%	5.41%	4.41%
3 months**	5.62%	-0.45%	5.40%	0.40%	5.41%	4.41%
1 year	31.98%	24.40%	31.37%	26.37%	30.97%	29.97%
3 years	-0.34%	-2.28%	-0.84%	-1.73%	-1.10%	-1.10%
5 years	2.87%	1.66%	2.30%	1.99%	2.09%	2.09%
Life of fund	6.56%	5.64%	5.95%	5.95%	5.77%	5.77%

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1% and 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.65%; Class C: 1.83%. Columbia Acorn International: Class A: 1.31%; Class B: 1.90%; Class C: 2.08%. Columbia Acorn USA: Class A: 1.29%; Class B: 1.92%; Class C: 2.08%. Columbia Acorn International Select: Class A: 1.54%; Class B: 2.17%; Class C: 2.34%. Columbia Acorn Select: Class A: 1.24%; Class B: 1.87%; Class C: 2.04%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.40%, 1.22%; Class B: 1.92%, 1.72%; Class C: 2.17%, 1.97%, respectively.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 12/31/09

Class A Shares, without sales charge	4th quarter*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	5.69%	39.26%	-2.87%	3.35%	7.93%
Russell 2500 Index	5.08%	34.39%	-4.86%	1.58%	5.24%
S&P 500 Index**	6.04%	26.46%	-5.63%	0.42%	-0.40%
Lipper Small-Cap Core Funds Index	4.49%	34.50%	-4.06%	1.55%	5.18%
Lipper Mid-Cap Growth Funds Index	5.65%	42.65%	-1.04%	3.35%	-1.34%
Columbia Acorn International (LAIAX) (10/16/00)	4.25%	50.40%	-1.77%	9.08%	6.73%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index	3.46%	55.49%	-2.02%	8.16%	10.05%
S&P Global Ex-U.S. SmallCap Index	3.07%	56.84%	-4.03%	7.12%	9.09%
MSCI EAFE Index	2.18%	31.78%	-6.04%	3.54%	3.10%
Lipper International Small/Mid Growth Funds Index	3.73%	54.44%	-4.79%	7.01%	4.97%
Columbia Acorn USA (LAUAX) (10/16/00)	5.95%	41.07%	-4.08%	1.43%	7.52%
Russell 2000 Index	3.87%	27.17%	-6.07%	0.51%	4.28%
Russell 2500 Index	5.08%	34.39%	-4.86%	1.58%	5.24%
S&P 500 Index**	6.04%	26.46%	-5.63%	0.42%	-0.40%
Lipper Small-Cap Growth Funds Index	5.29%	38.04%	-4.58%	0.25%	-0.64%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	4.51%	31.01%	-2.80%	7.62%	4.25%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	1.14%	38.60%	-6.07%	4.99%	7.18%
MSCI EAFE Index	2.18%	31.78%	-6.04%	3.54%	3.10%
Lipper International Funds Index	2.57%	35.30%	-4.49%	4.88%	3.99%
Columbia Acorn Select (LTFAX) (10/16/00)	7.75%	65.65%	-2.93%	3.87%	7.52%
S&P MidCap 400 Index	5.56%	37.38%	-1.83%	3.27%	5.44%
S&P 500 Index**	6.04%	26.46%	-5.63%	0.42%	-0.40%
Lipper Mid-Cap Growth Funds Index	5.65%	42.65%	-1.04%	3.35%	-1.34%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	5.62%	31.98%	-0.34%	2.87%	6.56%
S&P 500 Index	6.04%	26.46%	-5.63%	0.42%	6.30%
Barclays Capital U.S. Aggregate Bond Index	0.20%	5.93%	6.04%	4.97%	4.65%
Lipper Flexible Portfolio Funds Index	3.97%	29.17%	-0.32%	3.50%	7.54%
50/50 Blended Benchmark††	3.13%	16.34%	0.52%	2.99%	5.76%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.65%; Class C: 1.83%. Columbia Acorn International: Class A: 1.31%; Class B: 1.90%; Class C: 2.08%. Columbia Acorn USA: Class A: 1.29%; Class B: 1.92%; Class C: 2.08%. Columbia Acorn International Select: Class A: 1.54%; Class B: 2.17%; Class C: 2.34%. Columbia Acorn Select: Class A: 1.24%; Class B: 1.87%; Class C: 2.04%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.40%, 1.22%; Class B: 1.92%, 1.72%; Class C: 2.17%, 1.97%, respectively.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 3.

The dates in parantheses are the inception dates for each respective Fund.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Acorn Funds have historically outperformed their primary benchmark for most time periods, as you can see on Page 2. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1)   Maximize your chance opportunities

2)   Listen to your lucky hunches

3)   Expect good fortune

4)   Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Acorn Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in Acorn Fund ever since. We've learned that one company's problem may be another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

As defined by Sherwood, the "incredulity response" occurs when very unusual events occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

July 1, 2009 – December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,270.10	1,020.01	5.89	5.24	1.03
Class B	1,000.00	1,000.00	1,266.50	1,016.74	9.60	8.54	1.68
Class C	1,000.00	1,000.00	1,265.20	1,015.88	10.56	9.40	1.85
Columbia Acorn International
Class A	1,000.00	1,000.00	1,242.40	1,018.65	7.35	6.61	1.30
Class B	1,000.00	1,000.00	1,238.60	1,015.58	10.78	9.70	1.91
Class C	1,000.00	1,000.00	1,237.10	1,014.67	11.78	10.61	2.09
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,307.10	1,018.70	7.50	6.56	1.29
Class B	1,000.00	1,000.00	1,302.90	1,015.43	11.26	9.86	1.94
Class C	1,000.00	1,000.00	1,301.70	1,014.72	12.07	10.56	2.08
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,198.30	1,017.34	8.64	7.93	1.56
Class B**	1,000.00	1,000.00	1,194.00	1,014.12	12.17	11.17	2.20
Class C	1,000.00	1,000.00	1,192.80	1,013.11	13.26	12.18	2.40

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,334.70	1,019.06	7.18	6.21	1.22
Class B	1,000.00	1,000.00	1,329.80	1,015.48	11.33	9.80	1.93
Class C	1,000.00	1,000.00	1,328.10	1,014.77	12.15	10.51	2.07
Columbia Thermostat Fund**
Class A	1,000.00	1,000.00	1,227.50	1,022.68	2.81	2.55	0.50
Class B	1,000.00	1,000.00	1,224.00	1,020.16	5.61	5.09	1.00
Class C	1,000.00	1,000.00	1,223.10	1,018.90	7.00	6.36	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2009.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Crown Castle International	1.7%
Coach	1.5%
FMC Technologies	1.2%
tw telecom	1.1%
Fugro	1.1%
Southwestern Energy	1.0%
Urban Outfitters	1.0%
Chico's FAS	0.8%
Atwood Oceanics	0.8%
J Crew Group	0.8%
Valley National Bancorp	0.5%
Pacific Rubiales Energy	0.5%
Illumina	0.4%
MB Financial	0.3%
Associated Banc-Corp	0.3%

Columbia Acorn Fund jumped 39.26% (Class A shares, without sales charge) in 2009, 4.87% above its primary benchmark, the Russell 2500 Index. During the fourth quarter, the Fund appreciated 5.69%, modestly more than the Russell 2500's 5.08% gain. Additional performance comparisons can be found on Page 2 of this report.

Energy stocks were important contributors to the Fund's performance for the year and the quarter. Offshore oil service providers FMC Technologies, Fugro and Atwood Oceanics all more than doubled during the year on strong revenues and volumes. Oil and gas producers Southwestern Energy and Pacific Rubiales Energy provided 13% and 19% returns in the fourth quarter due to increased production, while XTO Energy rose 16% as its acquisition by Exxon Mobil was announced in December. We sold the Fund's XTO shares on the news.

Telecom stocks were also strong performers. Communications tower company Crown Castle International provided the Fund's largest dollar gains during both periods on a 122% surge for the year, including a 24% gain in the fourth quarter. We had added to holdings in Crown Castle during the credit crunch in late 2008, correctly believing in the company's business model and its ability to service a fairly large debt load. Provider of fiber optic telephone and data services tw telecom doubled during the year and gained 27% in the quarter as its business model proved to be fairly resistant to the recession.

After a tough 2008, retailers cashed in big gains in 2009. J Crew Group more than tripled and Urban Outfitters more than doubled on fine earnings due to strong product lines, market share gains and expense controls. Chico's FAS stock jumped 268% as new management executed a turnaround plan. Handbag designer and marketer Coach bagged a 77% gain for the year as management continued to execute well. All were up between 8% and 25% during the fourth quarter.

As might be expected given its overall results, Columbia Acorn Fund had few large losers in 2009. In the financials sector, Associated Banc-Corp was the largest dollar loser, falling 46% on large credit losses, while MB Financial and Valley National Bancorp fell about half that percentage for much the same reason. While we hate any losses, the Fund's aggregate bank holdings fell 5% in the year, much less than the loss of 22% in the benchmark's bank portfolio. During the quarter, Illumina, a maker of medical devices, was the largest dollar loser, off 28% on a revenue shortfall.

Columbia Acorn Fund's foreign stocks were up 76.73% for the year and 6.84% for the fourth quarter. The foreign portfolio has relatively large weights in energy and materials companies, which have done well. Fugro and Pacific Rubiales Energy, mentioned above, were the top international contributors. At year-end, international stocks made up 11.1% of the Fund.

We spent much of the last 15 months dealing with a volatile stock market and a weak economy. Understanding that smaller caps and more risky stocks have historically tended to recover the most off a deep market bottom, we prudently pursued them. Many of those investments were successful, and now we are pursuing companies that we expect to have good earnings growth. While we are happy with 2009 and fourth quarter performance, we realize that we have still not returned to the Fund's 2008 highs.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	39.26% 31.25	3.35% 2.14	7.93% 7.24
Returns after taxes on distributions	NAV POP	39.26 31.25	2.62 1.41	7.13 6.44
Returns after taxes on distributions and sale of fund shares	NAV POP	25.52 20.31	2.92 1.87	6.83 6.20
Russell 2500 Index (pretax)*		34.39	1.58	5.24

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.
Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.05%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Crown Castle International Communications Towers	1.7%
2.	Coach Designer & Retailer of Branded Leather Accessories	1.5%
3.	Informatica Enterprise Data Integration Software	1.2%
4.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.2%
5.	Donaldson Industrial Air Filtration	1.2%
6.	Amphenol Electronic Connectors	1.2%
7.	Ametek Aerospace/Industrial Instruments	1.2%
8.	Bally Technologies Slot Machines & Software	1.1%
9.	tw telecom Fiber Optic Telephone/Data Services	1.1%
10.	Fugro (Netherlands) Sub-sea Oilfield Services	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $14.7 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Naspers	1.8%
Seven Bank	0.5%
Wacom	0.4%

Columbia Acorn International returned 4.25% (Class A shares, without sales charge) in the fourth quarter of 2009, 0.79% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. The Fund's annual total return of 50.40% trailed its benchmark by 5.09%. Across most markets, share price performance was negatively correlated with size as smaller-capitalized stocks outperformed their larger brethren. The large-cap MSCI EAFE Index returned a relatively modest 31.78%.

We manage Columbia Acorn International with the intention of holding Fund investments for three- to five-years, which is relatively long among international small-cap managers. We believe Fund performance should be considered in this context. A glance at the performance table on Page 2 shows that the Fund's three- and five-year average annual returns were -1.77% and 9.08%, respectively. Both results remain ahead of Fund benchmarks and peer averages.

Much has been written in the financial press about the equity market's return from the precipice after a difficult January and February in 2009. We will not reproduce that discussion here, other than to note that the market rebound generally played out in a fashion consistent with a sudden subsidence of risk aversion across the board. The riskiest equities, including illiquid micro-caps, highly indebted companies and emerging market stocks, led the charge upward. In contrast, lower-risk markets such as Japan, where stocks are cheap, balance sheets overcapitalized and growth expectations generally too anemic to provide cause for disappointment, barely moved. Japanese small- to mid-cap stocks rose a mere 5.6% in U.S. dollar terms in 2009. In this context, it is interesting to look at the winning and losing stocks in the Fund whose performance cannot be explained by changes in how risk is priced alone. This highlights where stock picking matters.

Fund standouts on the upside included Naspers and Wacom. Naspers is a misunderstood South African-listed media company. With a dominant pay TV franchise in sub-Saharan Africa and a large stake in Tencent, a Hong Kong-listed Internet service provider and gaming company targeting the Chinese market, many investors have been unsure how to analyze the company. Our colleague Fritz Kaegi ferreted out this South African company, which more than doubled in the year and is now the Fund's largest position. Wacom is a Japanese technology company that jumped 155% in 2009 when demand for its pen tablet for professional and consumer applications proved resilient in a weak IT market. The company's new multi-finger touch screen for PCs also has a chance of playing an important role in the next generation of PC user interfaces.

On the downside, the Fund sold its investment in ING Bank Slaski at a 52% annual loss after wrongly judging that the Polish government would intervene in the currency market. This intervention would have let corporations off the hook on costly forward contracts they held with Polish banks. Japanese cash machine network operator Seven Bank, which operates ATMs at convenience stores, ended the year down 47% as investors worried that deflation expectations and weak consumer spending would reduce cash withdrawals and new consumer finance regulations would constrain high margin lending on ATM cards.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	50.40% 41.75	9.08% 7.79	6.73% 6.05
Returns after taxes on distributions	NAV POP	49.63 41.02	8.25 6.97	5.97 5.29
Returns after taxes on distributions and sale of fund shares	NAV POP	32.66 27.05	7.91 6.77	5.76 5.15
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)*		55.49	8.16	10.05

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.31%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.8%
2.	Olam International (Singapore) Agriculture Supply Chain Manager	1.5%
3.	Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	1.3%
4.	Serco (United Kingdom) Facilities Management	1.2%
5.	Localiza Rent A Car (Brazil) Car Rental	1.2%
6.	Hexagon (Sweden) Measurement Equipment	1.2%
7.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
8.	Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.1%
9.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.1%
10.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $4.4 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Crown Castle International	3.5%
tw telecom	2.5%
FMC Technologies	2.1%
Atwood Oceanics	1.9%
AmeriCredit	1.6%
Donaldson	1.4%
ITT Educational Services	1.3%
World Acceptance	1.1%
Valley National Bancorp	1.0%
Switch & Data Facilities	0.7%
MB Financial	0.7%
Human Genome Sciences	0.7%
Lakeland Financial	0.5%
Pacific Continental	0.4%
True Religion Apparel	0.4%
Berkshire Hills Bancorp	0.4%
Illumina	0.3%
Psychiatric Solutions	0.3%
Cephalon	0.3%
Associated Banc-Corp	0.2%

Columbia Acorn USA ended the fourth quarter of 2009 up 5.95% (Class A shares, without sales charge), outperforming the 3.87% gain of its primary benchmark, the Russell 2000 Index. For the year, the Fund strongly outperformed the Russell 2000 with a 41.07% return vs. a 27.17% annual gain for the index. While we are happy with 2009 performance, we realize that we have still not returned to the Fund's 2008 highs.

Fund telecommunication stocks continued to perform well in the fourth quarter. Both Crown Castle International, an owner of communications towers, and tw telecom, a provider of fiber optic telephone and data services, had solid revenue growth despite the Great Recession. These stocks both were up roughly 25% for the quarter and ended the year up over 100%.

Our holdings of companies in the consumer finance sector were also strong in the quarter as these stocks benefited from the disappearance of many of their competitors. World Acceptance, a provider of smaller personal loans, saw its earnings grow 48% year-over-year through September and announced a decrease in credit losses. Its stock gained 42% in the fourth quarter. Several large banks have completely withdrawn from the business of making used auto loans, and this reduction in supply has contributed to boosted lending spreads for surviving lenders such as AmeriCredit. AmeriCredit enjoyed a 21% gain in the fourth quarter and ended the year up 149%.

Biotech company Human Genome Sciences continued its strong run in the fourth quarter, posting a 62% gain after announcing additional positive results from its lupus drug trials. Its annual gain was a whopping 840%. Switch & Data Facilities, a provider of data center and Internet exchange services, gained 49% in the quarter and 179% for the year on news that it would be acquired by Equinix, a provider of data center operations and infrastructure services. Donaldson, a maker of industrial air filters, gained 23% in the quarter as the company controlled costs and increased its market share.

Top contributors to the Fund's annual performance were energy stocks FMC Technologies, an oil and gas wellhead manufacturer, and Atwood Oceanics, an offshore drilling contractor. Both had annual gains of over 140% as the industry's focus on deep sea drilling fueled growth in their businesses.

On the downside for the quarter, ITT Educational Services, a provider of post-secondary degree programs, fell 13% as student debt defaults showed signs of increasing. Premium denim retailer True Religion Apparel and Illumina, a maker of medical devices, reported disappointing third quarter sales, sending both companies' stocks down roughly 28%. Psychiatric Solutions, a provider of behavioral health services, fell 23% in the quarter and 26% for the year. Its business was hurt by an increase in the percentage of its patients who were uninsured.

Six of the 15 biggest detractors to performance in the Fund for the year were regional banks. MB Financial, Valley National Bancorp, Lakeland Financial, Berkshire Hills Bancorp, Associated Banc-Corp and Pacific Continental were all down between 22% and 46%. Losses on commercial loans held by these banks accelerated throughout the year, particularly on loans tied to new residential developments. Another laggard for the year was pharmaceutical company Cephalon, which was off nearly 20% in the Fund. Several of Cephalon's drug patents will expire soon, making way for competition from generics.

This past year started off with tremendous uncertainty but we were able to take advantage of the volatility in the market to make some opportunistic purchases of beaten down stocks. As we move into a new year, we plan to focus on finding stocks in smaller, niche companies, which we believe have good growth prospects and trade at attractive prices.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	41.07% 32.96	1.43% 0.23	7.52% 6.83
Returns after taxes on distributions	NAV POP	41.07 32.96	0.92 -0.27	7.19 6.51
Returns after taxes on distributions and sale of fund shares	NAV POP	26.69 21.42	1.27 0.25	6.65 6.03
Russell 2000 Index (pretax)*		27.17	0.51	4.28

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.29%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Crown Castle International Communications Towers	3.5%
2.	tw telecom Fiber Optic Telephone/Data Services	2.5%
3.	Informatica Enterprise Data Integration Software	2.1%
4.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.1%
5.	Atwood Oceanics Offshore Drilling Contractor	1.9%
6.	Global Payments Credit Card Processor	1.8%
7.	Ametek Aerospace/Industrial Instruments	1.7%
8.	Bally Technologies Slot Machines & Software	1.7%
9.	Nordson Dispensing Systems for Adhesives & Coatings	1.6%
10.	AmeriCredit Auto Lending	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

Naspers	6.2%
Ascendas REIT	2.9%
Hexagon	2.4%
Pacific Rubiales Energy	2.2%
Jupiter Telecommunications	2.2%
Potash Corp. of Saskatchewan	2.1%
Benesse	1.9%
Rohto Pharmaceutical	1.8%
Seven Bank	1.7%
Ain Pharmaciez	0.9%
Kamigumi	0.8%

Columbia Acorn International Select ended the fourth quarter up 4.51% (Class A shares, without sales charge) while its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, gained 1.14%. For the year ended December 31, 2009, the Fund had a 31.01% return while its benchmark was up 38.60%. Having positioned the Fund well for the previous downturn, the Fund lagged over the past year as the markets were boosted by an unprecedented amount of monetary and fiscal stimulus. Our focus for the Fund has been on companies with competitive market positions and business models, longer-term growth prospects and solid balance sheets, but these companies were not strong performers during 2009 as investor appetite for risk returned and lower quality stocks rallied. We intend to continue to manage the Fund following the approach that has resulted in good outperformance relative to its benchmark and peers over the past three- and five-year periods.

Naspers was the top dollar contributor to Fund performance for the quarter and for the year. Its stock rose 18% in the fourth quarter and ended the year up 121%. Naspers is a media company with assets in South Africa and other emerging markets that has enjoyed strong earnings growth and has benefited from its stake in the rapidly growing Chinese Internet company, Tencent. Hexagon, a Swedish manufacturer of measurement equipment, gained 23% in the fourth quarter and ended the year up 194%. The company's business fundamentals remained robust throughout the recession due to its strong focus on emerging markets where growth has proven to be more stable.

Canadian potash producer Potash Corp. of Saskatchewan had a 21% gain in the quarter and an annual return of 81% as the market's hope of a bottoming, and subsequently rebounding, potash price fed through to the stock. Ascendas REIT, an industrial property landlord in Singapore, gained 16% in the quarter and ended the year up 75% as the demand for property assets increased with the recovery in Singapore's economy. Canada's Pacific Rubiales Energy, an oil production and exploration company with operating assets in Colombia, gained 19% in the quarter and ended the year up an impressive 680%. The stock has benefited from increasing production and new exploration discoveries in Colombia as well as the rebound in oil prices.

Japanese holdings in the Fund were weak in the fourth quarter as investors flocked to riskier investments and markets. Japan's Seven Bank, Rohto Pharmaceutical, Benesse, Ain Pharmaciez and Kamigumi returned losses ranging from 10% to 20%. Japanese companies were also well represented among the Fund's biggest losers for the annual period, with Jupiter Telecommunications, Nintendo and Seven Bank down between 5% and 30% for the year. We sold out of Nintendo early in the third quarter of 2009. The Japanese economy continues to suffer from a deflationary environment and declining population. While stocks in Japan are beginning to look interesting from a valuation perspective, the growth outlook remains uncertain, and investors reduced their Japanese holdings over the course of the year to focus on companies in other regions. Cephalon, a U.S. pharmaceutical company, was the biggest detractor to the Fund's annual performance, falling more than 20% in the Fund. Upcoming patent expirations on several of Cephalon's drugs will make way for competition from generics, and potential health care reform in the United States added to uncertainty about its business. The Fund sold out of its position in Cephalon in the fourth quarter.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	31.01% 23.48	7.62% 6.35	4.25% 3.58
Returns after taxes on distributions	NAV POP	30.66 23.15	7.33 6.07	4.11 3.44
Returns after taxes on distributions and sale of fund shares	NAV POP	20.12 15.23	6.68 5.56	3.75 3.16
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)*		38.60	4.99	7.18

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.54%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	6.2%
2.	Serco (United Kingdom) Facilities Management	4.9%
3.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.2%
4.	NHN (South Korea) South Korea's Largest Online Search Engine	2.9%
5.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	2.9%
6.	Olam International (Singapore) Agriculture Supply Chain Manager	2.8%
7.	Red Electrica de Espana (Spain) Spanish Power Transmission	2.6%
8.	Cobham (United Kingdom) Aerospace Components	2.6%
9.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.6%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $410.7 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/09

ITT Educational Services	4.9%
Pacific Rubiales Energy	4.9%
Sanmina-SCI	4.7%
Safeway	3.9%
Expedia	3.4%
Canadian Solar	2.8%
American Commercial Lines	1.1%
Houston American Energy	0.3%
GLG Life Tech	0.0%*
Fu Ji Food & Catering Services	0.0%*
ChemSpec International	0.0%*

*Rounds to less than 0.1%.

Columbia Acorn Select gained 7.75% (Class A shares, without sales charge) in the fourth quarter of 2009. This exceeded the 5.56% rise in the Fund's primary benchmark, the S&P MidCap 400 Index. For the year, the Fund outperformed its benchmark by 28 percentage points with a 65.65% gain vs. a 37.38% return for the S&P MidCap 400 Index. We are pleased that we could offer our shareholders such strong performance. The S&P 500 Index, which is a large-cap index, trailed mid-caps with a 26.46% annual return.

The Fund's top two dollar winners for the fourth quarter were Canadian Solar, a solar-power equipment manufacturer, and Sanmina-SCI, a provider of electronic manufacturing services, which together added almost 2.6% to the Fund's performance. The two top dollar losers for the quarter were American Commercial Lines, a barge operator and builder, and ITT Educational Services, a provider of post-secondary degree programs, which together cost the Fund 1.6% of performance. For the year, Pacific Rubiales Energy, an oil production and exploration company, Sanmina-SCI and Expedia, a provider of online travel services, contributed about 20% of the Fund's 66% return. On the downside, pharmaceutical company Cephalon, supermarket chain Safeway and Chinese caterer Fu Ji Food & Catering Services together cost the Fund about 3% of its yearly portfolio return. We sold the Fund's position in Cephalon in the first half of the year.

During the fourth quarter, we added three new companies to the Fund's portfolio. The new investments were GLG Life Tech, ChemSpec International and Houston American Energy. GLG Life Tech produces an all natural, zero calorie sweetener made from the stevia plant. ChemSpec is a fluorinated specialty chemicals manufacturer, and Houston American Energy is an oil and gas exploration and production company with its primary operations in Colombia.

During the quarter we sold the Fund's position in Donaldson, a maker of industrial air filters, FMC Technologies, an oil and gas wellhead manufacturer, and retailer The Gap Stores. We sold down or out of the Fund's larger oil service/production companies while investing the dollars back into smaller oil companies, primarily those located in Colombia.

The U.S. economy is continuing to recover as we enter 2010, but unemployment remains high. However, I believe failure to pass a carbon tax and/or health care legislation could benefit both the economy and the market as it would clear away uncertainty, which is restraining job growth within two of this country's largest employing industries: industrials/oil/utilities and health care. I believe employment could also get a boost if the government chooses not to let the sun setting tax cuts, which are estimated to account for approximately 2% of GDP—a significant figure in an economy with over 10% unemployment—expire at the end of 2010. If these scenarios evolve, employment could rebound. Until then, our focus will be to find stocks that we believe can perform well in a slower growth environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	65.65% 56.13	3.87% 2.65	7.52% 6.83
Returns after taxes on distributions	NAV POP	65.65 56.13	3.56 2.34	7.26 6.58
Returns after taxes on distributions and sale of fund shares	NAV POP	42.67 36.48	3.34 2.28	6.62 5.99
S&P MidCap 400 Index (pretax)*		37.38	3.27	5.44

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.24%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/09

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/09

1.	ITT Educational Services Post-secondary Degree Services	4.9%
2.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	4.9%
3.	SkillSoft Web-based Learning Solutions (E-Learning)	4.8%
4.	Sanmina-SCI Electronic Manufacturing Services	4.7%
5.	Hertz Largest U.S. Rental Car Operator	4.6%
6.	Safeway Supermarkets	3.9%
7.	Conseco Life, Long-term Care & Medical Supplement Insurance	3.5%
8.	Expedia Online Travel Services Company	3.4%
9.	Crown Castle International Communications Towers	3.1%
10.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.9 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 5.62% (Class A shares, without sales charge), outperforming the 0.20% gain of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary bond benchmark, and underperforming the 6.04% return of the S&P 500 Index, the Fund's primary stock benchmark. For the year, the Fund's 31.98% return topped both indexes. The S&P 500 Index had an annual return of 26.46% and the Barclays Capital U.S. Aggregate Bond Index was up 5.93%.

We recently conducted a review of the structure, allocation percentages and underlying funds that comprise Columbia Thermostat Fund and, as a result of this review, we have made some changes to the Fund's structure. These changes went into effect on January 13, 2010, just after the period covered by this report. The specifics of these investment strategy changes are summarized below:

• We implemented a 90% maximum and a 10% minimum for both stock and bond allocations.

• The allocation of the Fund's assets among underlying stock and bond funds set forth in the Stock/Bond Allocation table in the Fund's prospectus has been modified in two additional ways. First, the increment in the S&P 500 Index that triggers a change in allocation has decreased from 60 to 50 points. Second, the range of the S&P 500 Index has been reduced so that allocations become static when the S&P 500 Index is at 1,000 and under (rather than 960 and under) or over 1,750 (rather than over 2,100).

• Consequently, the Fund now has a smaller percentage of assets in stock funds at the current level of the S&P 500 Index.

• The tighter range and smaller percentage in stock funds reflects our opinion that S&P 500 Index earnings and valuations will be lower than we previously expected.

• Believing that many foreign economies are likely to grow faster than the U.S. economy, we increased the stock fund allocation to Columbia Acorn International from 15% to 20%.

• To make room for additional international holdings, we reduced the stock fund allocation to the large-cap blend asset class from 25% to 20%.

• Within the large-cap blend asset class, we added Columbia Contrarian Core Fund as an underlying investment option and will split this allocation with Columbia Large Cap Enhanced Core Fund. Columbia Contrarian Core Fund has a fine track record and currently a greater bias towards growth stocks than Columbia Large Cap Enhanced Core Fund.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2009

Stock Funds Fund	Weightings in category	4th quarter	1 year
Columbia Acorn Fund Z	15%	5.74%	39.65%
Columbia Acorn Select Z	10%	7.79%	66.17%
Columbia Marsico Growth Fund Z	15%	6.56%	29.37%
Columbia Acorn International Z	15%	4.32%	50.97%
Columbia Dividend Income Fund Z	20%	6.82%	18.59%
Columbia Large Cap Enhanced Core Fund Z	25%	6.11%	23.99%
Weighted Average Equity Return/Loss	100%	6.20%	33.80%
Bond Funds Fund	Weightings in category	4th quarter	1 year
Columbia Intermediate Bond Fund Z	50%	2.08%	19.11%
Columbia U.S. Treasury Index Fund Z	30%	-1.30%	-3.77%
Columbia Conservative High Yield Fund Z	20%	4.21%	34.96%
Weighted Average Income Return	100%	1.49%	14.74%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 15, 2009	85% stocks, 15% bonds

The combination of our change in the allocation table and market movement resulted in Columbia Thermostat Fund having 70% in stock funds and 30% in bond funds as of press time on February 19, 2010.

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2009

Inception 3/3/03		1 year	5 years	Life of fund
Returns before taxes	NAV POP	31.98% 24.40	2.87% 1.66	6.56% 5.64
Returns after taxes on distributions	NAV POP	31.98 24.39	1.28 0.09	5.20 4.30
Returns after taxes on distributions and sale of fund shares	NAV POP	20.79 15.86	1.83 0.80	5.14 4.33
S&P 500 Index (pretax)*		26.46	0.42	6.30
Barclays Capital U.S. Aggregate Bond Index (pretax)*		5.93	4.97	4.65
Lipper Flexible Portfolio Funds Index (pretax)		29.17	3.50	7.54

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2010. Class A expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.40% and 1.22%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/09

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/09

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund, Class Z	25%
Columbia Dividend Income Fund, Class Z	20%
Columbia Acorn Fund, Class Z	15%
Columbia Acorn International, Class Z	15%
Columbia Marsico Growth Fund, Class Z	15%
Columbia Acorn Select, Class Z	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class Z	50%
Columbia U.S. Treasury Index Fund, Class Z	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged (although the funds that comprise the Lipper Flexible Portfolio Funds Index are managed) and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $138.6 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Information
AboveNet	500,000	600,000
ANSYS	1,795,000	2,083,291
Art Technology Group	885,000	2,594,654
Blackboard	0	109,007
Blue Coat Systems	786,000	1,534,000
Discovery Communications, Series C	2,636,500	4,070,000
Eutelsat (France)	250,000	400,000
ExlService Holdings	0	747,658
F5 Networks	920,000	1,045,000
Mettler Toledo	1,385,000	1,450,000
Monolithic Power Systems	745,000	870,000
PAETEC Holding	8,500,000	9,600,000
Plexus	1,275,000	1,395,000
Tyler Technologies	632,890	1,134,260
Consumer Goods & Services
Abercrombie & Fitch	2,715,000	4,500,000
Charming Shoppes	5,857,967	7,500,000
Chico's FAS	7,767,000	8,514,272
Diamond Foods	0	550,475
Flowers Foods	497,511	819,000
GLG Life Tech (Canada)	0	1,153,700
Hansen Natural	1,600,000	1,802,600
Hyatt Hotels	0	141,800
Rue21	0	146,390
Smart Balance	2,500,000	3,000,000
Steelcase	2,612,606	3,000,000
Industrial Goods & Services
Airgas	2,275,000	2,555,200
GrafTech International	1,050,000	1,680,000
Jain Irrigation Systems (India)	440,416	1,000,000
Pall	2,000,000	2,150,000
Silgan Holdings	0	200,000
TrueBlue	800,000	924,900
Finance
City National	170,000	295,000
CVB Financial	0	830,700
Eagle Bancorp	0	251,000
Hanover Insurance Group	615,000	849,000
Hudson Valley	0	660,000
Leucadia National	2,220,000	2,427,400
Pacific Continental	0	246,505
SVB Financial Group	960,000	1,172,396
Health Care
Acorda Therapeutics	0	1,300,000
Allos Therapeutics	1,800,000	2,800,000

	Number of Shares
	09/30/09	12/31/09
Allscripts-Misys Healthcare	0	700,000
AthenaHealth	0	250,000
Auxilium Pharmaceuticals	1,250,000	1,350,000
BioMarin	3,000,000	3,250,000
Gen-Probe	0	568,910
Nanosphere	0	1,232,900
PSS World Medical	2,300,000	2,750,000
Seattle Genetics	3,250,000	4,117,700
Sirona Dental Systems	650,500	850,000
Energy & Minerals
Alange Energy (Colombia)	156,500	8,435,000
Baytex (Canada)	0	347,600
Cabot Oil & Gas	0	250,000
Houston American Energy	0	1,200,000
Orko Silver (Canada)	3,500,000	10,000,000
Pan Orient (Canada)	418,500	1,198,100
Cap-Link Ventures	0	24,000,000
Cap-Link Ventures-Warrants	0	24,000,000
PolyMet Mining	1,000,000	1,500,000
Royal Gold	400,000	500,000
STR Holdings	0	400,000
Zhaojin Mining Industry (China)	0	6,333,700
Other Industries
BioMed Realty Trust	1,360,000	2,260,902
Macerich	865,037	880,376
Old Dominion Freight Lines	0	150,000
Terna (Italy)	0	3,500,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/09	12/31/09
Sales
Information
American Tower	1,500,000	1,200,000
Cogent Communications	4,300,000	4,200,000
Concur Technologies	1,400,000	1,200,000
Dionex	500,000	400,000
Discovery Communications	1,433,200	0
Dolby Laboratories	1,340,000	1,140,000
FARO Technologies	334,074	0
Intermec	500,000	0
Micros Systems	2,750,544	2,050,544
ON Semiconductor	4,059,000	3,584,000
Quality Systems	902,110	800,000
Radiant Systems	2,204,336	1,000,000
Red Hat	2,000,000	1,000,000
SES (France)	893,000	702,000
Trimble Navigation	1,770,000	1,545,000
Varian	200,000	0
Vasco Data Security International	154,749	0
Consumer Goods & Services
American Apparel	342,382	0
Career Education	1,700,000	1,677,000
Champion Enterprises	4,500,000	0
Choice Hotels	1,700,000	1,300,000
GameStop	1,650,000	0
Herman Miller	3,500,000	2,800,000
HNI	870,000	0
Hot Topic	3,308,890	0
Jarden	2,500,000	1,700,000
Winnebago Industries	650,000	0
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,825,285	2,200,000
Administaff	1,935,000	1,428,224
Clarcor	3,000,000	2,627,500
FreightCar America	225,000	0
Greif	600,000	500,000
Haynes International	390,000	0
Intertek Group (United Kingdom)	299,004	0
Intrepid Potash	275,000	0
Lincoln Electric	350,000	0
Quanta Services	2,300,000	2,070,000
Toro	1,075,000	900,000
Watsco	725,000	625,000
Finance
Assurant	1,530,000	1,200,000
BOK Financial	3,000,000	2,689,000
Eaton Vance	4,235,000	3,735,000
Protective Life	995,000	640,716
West Coast Bancorp	1,000,000	491,788

	Number of Shares
	09/30/09	12/31/09
Health Care
Beckman Coulter	650,000	450,000
Cephalon	1,250,000	475,000
Cepheid	3,200,000	2,500,000
Charles River Laboratories	1,050,000	700,000
Edwards Lifesciences	600,000	500,000
Henry Schein	1,090,000	800,000
Hologic	1,900,000	0
Human Genome Sciences	3,200,000	2,500,000
InterMune	1,300,000	885,000
Kinetic Concepts	900,000	400,000
Luminex	1,700,000	0
Myriad Genetics	1,735,000	1,200,000
Nektar Therapeutics	4,425,000	3,052,000
Poniard	1,450,916	0
Psychiatric Solutions	2,200,000	1,300,000
Thoratec	148,000	0
United Therapeutics	900,000	760,000
Energy & Minerals
Carrizo Oil & Gas	1,167,000	994,900
Trinidad Drilling (Canada)	5,000,000	3,677,900
XTO Energy	1,580,000	0
Other Industries
American Commercial Lines	625,000	602,000
Forest City Enterprises, Class B	1,158,000	1,105,289
SL Green Realty	580,000	440,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 97.2%
Information 25.8%
	> Business Software 4.7%
7,000,000	Informatica (a)(b)	$181,020
	Enterprise Data Integration Software
2,083,291	ANSYS (a)	90,540
	Simulation Software for Engineers & Designers
2,050,544	Micros Systems (a)	63,628
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	51,875
	Directory, Operating System & Identity Management Software
1,200,000	Concur Technologies (a)	51,300
	Web Enabled Cost & Expense Management Software
800,000	Quality Systems	50,231
	IT Systems for Medical Groups & Ambulatory Care Centers
1,800,000	Blackbaud	42,534
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	31,646
	Recruiting & Workforce Management Solutions
1,000,000	Red Hat (a)	30,900
	Maintenance & Support for Open Source & Middleware
1,134,260	Tyler Technologies (a)	22,583
	Financial, Tax, Court & Document Management Systems for Government
1,000,000	NetSuite (a)(c)	15,980
	End to End IT Systems Solutions Delivered Over the Web
3,700,000	Actuate (a)(b)	15,836
	Information Delivery Software & Solutions
2,594,654	Art Technology Group (a)	11,702
	Software & Tools to Optimize Websites for E-commerce
1,000,000	Radiant Systems (a)	10,400
	IT Systems for Restaurants, Convenience Stores & Retail Stores
700,000	Avid Technology (a)	8,932
	Digital Nonlinear Editing Software & Systems
109,007	Blackboard (a)	4,948
	Education Software
		684,055
	> Computer Hardware & Related Equipment 2.9%
3,800,000	Amphenol	175,484
	Electronic Connectors
2,400,000	II-VI (a)(b)	76,320
	Laser Optics & Specialty Materials
1,140,000	Dolby Laboratories (a)	54,412
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (a)	39,704
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	24,832
	Audio & Video Recording Solutions
970,000	Netgear (a)	21,039
	Networking Products for Small Business & Home
740,000	Belden CDT	16,221
	Specialty Cable

Number of Shares		Value (000)
805,000	Stratasys (a)(c)	$13,911
	Rapid Prototyping Systems
340,000	Teradata (a)	10,686
	Enterprise Data Warehouse Systems
		432,609
	> Instrumentation 2.9%
1,450,000	Mettler Toledo (a)	152,235
	Laboratory Equipment
5,200,000	Hexagon (Sweden)	76,386
	Measurement Equipment
2,200,000	FLIR Systems (a)	71,984
	Infrared Cameras
2,750,000	IPG Photonics (a)(b)	46,035
	Fiber Lasers
1,545,000	Trimble Navigation (a)	38,934
	GPS-based Instruments
400,000	Dionex (a)	29,548
	Ion & Liquid Chromatography
400,000	Hamamatsu Photonics (Japan)	9,661
	Optical Sensors for Medical & Industrial Applications
		424,783
	> Mobile Communications 2.6%
6,575,000	Crown Castle International (a)	256,688
	Communications Towers
2,000,000	SBA Communications (a)	68,320
	Communications Towers
1,200,000	American Tower (a)	51,852
	Communications Towers in USA & Latin America
1,000,000	MetroPCS Communications (a)	7,630
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	1,305
	Satellite Mobile Voice & Data Carrier
		385,795
	> Telephone and Data Services 2.0%
9,500,000	tw telecom (a)(b)	162,830
	Fiber Optic Telephone/Data Services
4,200,000	Cogent Communications (a)(b)	41,412
	Internet Data Pipelines
9,600,000	PAETEC Holding (a)(b)	39,840
	Telephone/Data Services for Business
600,000	AboveNet (a)	39,024
	Metropolitan Fiber Communications Services
2,000,000	General Communications (a)	12,760
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		295,866
	> Financial Processors 1.7%
2,919,000	Global Payments	157,217
	Credit Card Processor
10,000,000	Singapore Exchange (Singapore)	58,948
	Singapore Equity & Derivatives Market Operator
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	37,830
	Hong Kong Equity & Derivatives Market Operator
		253,995

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> CATV 1.4%
4,070,000	Discovery Communications, Series C (a)	$107,936
	CATV Programming
47,000	Jupiter Telecommunications (Japan)	46,564
	Largest Cable Service Provider in Japan
1,250,000	Liberty Global, Series A (a)	27,388
	Cable TV Franchises Outside the USA
4,000,000	Mediacom Communications (a)(b)	17,880
	Cable Television Franchises
		199,768
	> Semiconductors & Related Equipment 1.3%
3,584,000	ON Semiconductor (a)	31,575
	Mixed-signal & Power Management Semiconductors
1,035,000	Supertex (a)(b)	30,843
	Analog/Mixed-signal Semiconductors
1,620,000	Microsemi (a)	28,755
	Analog/Mixed-signal Semiconductors
870,000	Monolithic Power Systems (a)	20,854
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	20,350
	Interface Integrated Circuits (ICs) & Frequency Control Products
3,750,000	Entegris (a)	19,800
	Semiconductor Materials Management Products
500,000	Littelfuse (a)	16,075
	Little Fuses
1,900,000	IXYS (a)(b)	14,098
	Power Semiconductors
2,110,000	Integrated Device Technology (a)	13,652
	Communications Semiconductors
		196,002
	> Telecommunications Equipment 1.2%
1,045,000	F5 Networks (a)	55,364
	Internet Traffic Management Equipment
1,534,000	Blue Coat Systems (a)	43,780
	WAN Acceleration & Network Security
1,580,000	Polycom (a)	39,453
	Video Conferencing Equipment
1,165,000	CommScope (a)	30,908
	Wireless Infrastructure Equipment & Telecom Cable
		169,505
	> Gaming Equipment & Services 1.1%
4,025,000	Bally Technologies (a)(b)	166,192
	Slot Machines & Software
		166,192
	> Computer Services 1.0%
5,000,000	iGate (b)	50,000
	IT & Business Process Outsourcing Services
1,905,000	SRA International (a)	36,386
	Government IT Services
1,800,000	Virtusa (a)(b)	16,308
	Offshore IT Outsourcing

Number of Shares		Value (000)
747,658	ExlService Holdings (a)	$13,577
	Business Process Outsourcing
4,500,000	Hackett Group (a)(b)	12,510
	IT Integration & Best Practice Research
736,499	WNS - ADR (India) (a)	11,084
	Offshore BPO (Business Process Outsourcing) Services
165,000	ManTech International (a)	7,966
	Government IT Services
		147,831
	> Internet Related 0.7%
2,500,000	Switch & Data Facilities (a)(b)	50,525
	Network Neutral Data Centers
188,000	NHN (South Korea) (a)	31,044
	South Korea's Largest Online Search Engine
800,000	Akamai (a)	20,264
	Content Delivery Network (CDN) for Better Delivery of Online Content
1,000,000	TheStreet.com	2,400
	Financial Information Websites
		104,233
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	94,250
	Electronic Components Distribution
		94,250
	> Business Information & Marketing Services 0.5%
2,500,000	Navigant Consulting (a)(b)	37,150
	Financial Consulting Firm
650,000	FTI Consulting (a)	30,654
	Financial Consulting Firm
1,240,000	InfoGROUP (a)	9,945
	Business Data for Sales Leads
		77,749
	> Contract Manufacturing 0.5%
1,395,000	Plexus (a)	39,757
	Electronic Manufacturing Services
3,050,000	Sanmina-SCI (a)	33,642
	Electronic Manufacturing Services
		73,399
	> Advertising 0.2%
2,700,000	VisionChina Media - ADR (China) (a)	29,484
	Advertising on Digital Screens in China's Mass Transit System
		29,484
	> Satellite Broadcasting & Services 0.2%
702,000	SES (France)	15,741
	Fixed Satellite Services
400,000	Eutelsat (France)	12,834
	Fixed Satellite Services
		28,575
	> Consumer Software 0.1%
3,200,000	THQ (a)	16,128
	Entertainment Software
		16,128

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Radio 0.1%
1,541,000	Salem Communications (a)(b)	$9,230
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	2,071
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	1,872
	Spanish Language Radio Stations
		13,173
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	8,500
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	2,642
	Mid-market Affiliated TV Stations
		11,142
Information: Total		3,804,534
Consumer Goods & Services 18.2%
	> Retail 6.0%
4,500,000	Abercrombie & Fitch (b)	156,825
	Teen Apparel Retailer
4,020,000	Urban Outfitters (a)	140,660
	Apparel & Home Specialty Retailer
4,200,000	lululemon athletica (a)(b)	126,420
	Premium Active Apparel Retailer
8,514,272	Chico's FAS (a)	119,626
	Women's Specialty Retailer
2,564,000	J Crew Group (a)	114,713
	Multi-channel Branded Retailer
7,500,000	Charming Shoppes (a)(b)	48,525
	Women's Specialty Plus Size Apparel Retailer
3,500,000	AnnTaylor Stores (a)(b)	47,740
	Women's Apparel Retailer
6,100,000	Saks (a)(c)	40,016
	Luxury Department Store Retailer
900,000	Gymboree (a)	39,141
	Children's Apparel Specialty Retailer
4,250,000	Talbots (a)(b)(c)	37,867
	Women's Specialty Retailer
1,371,366	Gaiam (a)(b)	10,546
	Healthy Living Catalogs & E-Commerce
146,390	Rue21 (a)	4,112
	Fashion Value Apparel Retailer
		886,191
	> Travel 2.9%
4,700,000	Expedia (a)	120,837
	Online Travel Services Company
1,950,000	Vail Resorts (a)(b)	73,710
	Ski Resort Operator & Developer
3,700,000	Gaylord Entertainment (a)(b)(c)	73,075
	Convention Hotels
4,700,000	Avis Budget Group (a)	61,664
	Second Largest Car Rental Company
1,300,000	Choice Hotels	41,158
	Franchisor of Budget Hotel Brands
3,000,000	Hertz (a)	35,760
	Largest U.S. Rental Car Operator

Number of Shares		Value (000)
110,000	Pierre & Vacances (France)	$8,478
	Vacation Apartment Lets
141,800	Hyatt Hotels (a)	4,227
	Hotel Owner Operator
		418,909
	> Educational Services 2.5%
1,350,000	ITT Educational Services (a)	129,546
	Post-secondary Degree Services
9,500,000	SkillSoft - ADR (a)(b)	99,560
	Web-based Learning Solutions (E-Learning)
550,000	New Oriental Education & Technology - ADR (China) (a)(c)	41,585
	China's Largest Private Education Service Provider
1,677,000	Career Education (a)	39,091
	Post-secondary Education
1,750,301	Universal Technical Institute (a)(b)	35,356
	Vocational Training
3,000,000	Princeton Review (a)(b)	12,180
	College Preparation Courses
1,268,258	Cambium Learning Group (a)	4,972
	Education Services for the K-12 Market
2,000,000	Voyager Learning, Contingent Value Rights (d)	336
	Education Services for the K-12 Market
		362,626
	> Apparel 1.7%
5,930,000	Coach	216,623
	Designer & Retailer of Branded Leather Accessories
1,500,000	True Religion Apparel (a)(b)	27,735
	Premium Denim
		244,358
	> Nondurables 1.5%
1,010,000	Chattem (a)(b)	94,233
	Personal Care Products
1,700,000	Jarden	52,547
	Branded Household Products
1,700,000	Helen of Troy (a)(b)	41,582
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	33,704
	Household & Personal Care Products
		222,066
	> Food & Beverage 0.9%
1,802,600	Hansen Natural (a)	69,220
	Alternative Beverages
550,475	Diamond Foods	19,564
	Culinary Ingredients & Snack Foods
819,000	Flowers Foods	19,459
	Bread & Baked Goods
3,000,000	Smart Balance (a)	18,000
	Healthy Food Products
1,153,700	GLG Life Tech (Canada) (a)	8,826
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		135,069

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Furniture & Textiles 0.8%
2,800,000	Herman Miller (b)	$44,744
	Office Furniture
4,000,000	Knoll (b)	41,320
	Office Furniture
3,000,000	Steelcase	19,080
	Office Furniture
1,000,000	Interface	8,310
	Modular & Broadloom Carpet
		113,454
	> Other Consumer Services 0.5%
2,150,000	Lifetime Fitness (a)(b)(c)	53,599
	Sport & Fitness Club Operator
10,976,800	Lifestyle International (Hong Kong)	20,360
	Mid to High-end Department Store Operator in Hong Kong & China
		73,959
	> Casinos & Gaming 0.4%
4,050,000	Pinnacle Entertainment (a)(b)	36,369
	Regional Casino Operator
875,000	Penn National Gaming (a)	23,782
	Regional Casino Operator
		60,151
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	40,068
	Distributor of Swimming Pool Supplies & Equipment
264,010	Central European Distribution (Poland) (a)	7,501
	Vodka Production & Spirits Distribution
		47,569
	> Leisure Products 0.3%
1,390,000	Thor Industries	43,646
	RV & Bus Manufacturer
		43,646
	> Restaurants 0.3%
650,000	P.F. Chang's China Bistro (a)(c)	24,642
	Mandarin Style Restaurants
2,000,000	AFC Enterprises (a)(b)	16,320
	Popeye's Restaurants
		40,962
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	21,237
	Event Ticket Sales
		21,237
	> Other Durable Goods —%
180,000	Cavco Industries (a)	6,466
	Manufactured Homes
		6,466
Consumer Goods & Services: Total		2,676,663
Industrial Goods & Services 18.1%
	> Machinery 7.6%
4,200,000	Donaldson (b)	178,668
	Industrial Air Filtration

Number of Shares		Value (000)
4,500,000	Ametek	$172,080
	Aerospace/Industrial Instruments
2,700,000	Oshkosh	99,981
	Specialty Truck Manufacturer
2,627,500	Clarcor (b)	85,236
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (b)	78,870
	Automatic Electric Meter Readers
2,150,000	Pall	77,830
	Filtration & Fluids Clarification
2,300,000	Pentair	74,290
	Pumps & Water Treatment
1,100,000	Nordson	67,298
	Dispensing Systems for Adhesives & Coatings
1,975,000	Mine Safety Appliances (b)	52,396
	Safety Equipment
1,660,000	MOOG (a)	48,522
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,300,000	Kaydon	46,488
	Specialized Friction & Motion Control Products
1,225,000	HEICO (b)	44,051
	FAA Approved Aircraft Replacement Parts
900,000	Toro	37,629
	Turf Maintenance Equipment
600,000	Wabtec	24,504
	Freight & Transit Component Supplier
1,000,000	Jain Irrigation Systems (India)	18,790
	Agricultural Micro-irrigation Systems & Food Processing
114,000	Neopost (France)	9,419
	Postage Meter Machines
		1,116,052
	> Industrial Materials & Specialty Chemicals 2.9%
2,000,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	75,140
	Producer of Specialty Fertilizers, Lithium & Iodine
2,200,000	Nalco Holding Company	56,122
	Provider of Water Treatment & Process Chemicals & Services
1,530,000	Albemarle	55,646
	Refinery Catalysts & Other Specialty Chemicals
363,000	Novozymes (Denmark)	37,639
	Industrial Enzymes
1,600,000	Drew Industries (a)(b)	33,040
	RV & Manufactured Home Components
500,000	Greif	26,990
	Industrial Packaging
741,176	Carbone Lorraine (France)	26,720
	Advanced Industrial Materials
15,000	Sika (Switzerland)	23,335
	Chemicals for Construction & Industrial Applications
1,000,000	Albany International	22,460
	Paper Machine Clothing & Advanced Textiles
2,000,000	Kansai Paint (Japan)	16,607
	Paint Producer in Japan, India, China & Southeast Asia

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
600,000	Crown Holdings (a)	$15,348
	Metal Can Packaging
450,000	Celanese	14,445
	Commodity & Specialty Chemicals Provider
200,000	Silgan Holdings	11,576
	Metal & Plastic Packaging
350,000	Koppers Holdings	10,654
	Integrated Provider of Carbon Compounds
		425,722
	> Industrial Distribution 2.0%
2,555,200	Airgas	121,628
	Industrial Gas Distributor
1,000,000	WW Grainger	96,830
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	44,902
	Industrial Distribution
625,000	Watsco	30,612
	HVAC Distribution
		293,972
	> Other Industrial Services 1.8%
3,300,000	Expeditors International of Washington	114,609
	International Freight Forwarder
1,500,000	Imtech (Netherlands)	40,253
	Electromechanical & ICT Installation & Maintenance
1,300,000	Forward Air	32,565
	Freight Transportation Between Airports
2,000,000	UTI Worldwide	28,640
	Freight Forwarding & Logistics
1,750,000	Mobile Mini (a)	24,658
	Portable Storage Units Leasing
924,900	TrueBlue (a)	13,698
	Temporary Manual Labor
900,000	American Reprographics (a)	6,309
	Document Management & Logistics
		260,732
	> Outsourcing Services 1.2%
35,000,000	Olam International (Singapore)	65,547
	Agriculture Supply Chain Manager
2,070,000	Quanta Services (a)	43,139
	Electrical & Telecom Construction Services
1,428,224	Administaff (b)	33,692
	Professional Employer Organization
3,000,000	Serco (United Kingdom)	25,505
	Facilities Management
600,000	GP Strategies (a)	4,518
	Training Programs
		172,401
	> Construction 1.0%
700,000	Martin Marietta Materials	62,587
	Aggregates
60,000	NVR (a)	42,642
	D.C. Homebuilder
850,000	Simpson Manufacturing	22,856
	Wall Joint Maker

Number of Shares		Value (000)
687,500	Ritchie Brothers Auctioneers (c)	$15,421
	Heavy Equipment Auctioneer
384,000	M/I Homes (a)	3,990
	Columbus-based Home Builder
		147,496
	> Waste Management 0.6%
1,858,500	Republic Services	52,614
	Solid Waste Management
1,200,000	Waste Connections (a)	40,008
	Solid Waste Management
		92,622
	> Electrical Components 0.4%
1,300,000	Acuity Brands	46,332
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	16,648
	Industrial Light Sources
		62,980
	> Conglomerates 0.3%
2,200,000	Aalberts Industries (Netherlands)	31,431
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	21,368
	Electronic Parts & Ceramics
		52,799
	> Steel 0.2%
1,680,000	GrafTech International (a)	26,124
	Industrial Graphite Materials Producer
		26,124
	> Water 0.1%
1,750,000	Mueller Water Products	9,100
	Fire Hydrants, Valves & Ductile Iron Pipes
		9,100
Industrial Goods & Services: Total		2,660,000
Finance 11.8%
	> Banks 3.7%
2,689,000	BOK Financial	127,781
	Tulsa-based Southwest Bank
5,718,205	Valley National Bancorp (c)	80,798
	New Jersey/New York Bank
4,150,000	TCF Financial	56,523
	Great Lakes Bank
1,172,396	SVB Financial Group (a)	48,877
	Bank to Venture Capitalists
2,305,600	MB Financial	45,467
	Chicago Bank
3,737,900	Associated Banc-Corp (c)	41,154
	Midwest Bank
640,000	Cullen/Frost Bankers	32,000
	Texas Bank
2,440,000	Wilmington Trust	30,110
	Delaware Trust Bank
1,200,000	TriCo Bancshares (b)	19,980
	California Central Valley Bank
660,000	Hudson Valley	16,276
	Metro New York City Bank

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Banks—continued
295,000	City National	$13,452
	Bank & Asset Manager
830,700	CVB Financial (c)	7,177
	Inland Empire Business Bank
1,170,000	First Busey	4,551
	Illinois Bank
500,000	Sandy Spring Bancorp (c)	4,445
	Baltimore, D.C. Bank
246,505	Pacific Continental	2,820
	Pacific N.W. Bank
251,000	Eagle Bancorp (a)	2,628
	Metro D.C. Bank
583,872	Green Bankshares (c)	2,073
	Tennessee Bank
491,788	West Coast Bancorp	1,033
	Portland Community Bank
		537,145
	> Insurance 2.9%
2,427,400	Leucadia National (a)	57,748
	Insurance Holding Company
1,890,000	HCC Insurance Holdings	52,863
	Specialty Insurance
9,420,000	Conseco (a)	47,100
	Life, Long-term Care & Medical Supplement Insurance
849,000	Hanover Insurance Group	37,721
	Personal & Commercial Lines Insurance
1,200,000	Assurant	35,376
	Specialty Insurance
100,000	Markel (a)	34,000
	Specialty Insurance
1,450,000	Delphi Financial Group	32,437
	Workers Compensation & Group Employee Benefit Products & Services
575,000	Navigators Group (a)	27,088
	Specialty Insurance
1,000,000	Aspen Insurance	25,450
	Commercial Lines Insurance/Reinsurance
1,420,000	Selective Insurance Group	23,359
	Commercial & Personal Lines Insurance
832,000	Willis Group (Ireland)	21,948
	Insurance Broker
900,000	Tower Group	21,069
	Commercial & Personal Lines Insurance
640,716	Protective Life	10,604
	Life Insurance
		426,763
	> Finance Companies 2.5%
7,235,000	AmeriCredit (a)(b)	137,754
	Auto Lending
1,545,000	World Acceptance (a)(b)	55,357
	Personal Loans
2,350,000	McGrath Rentcorp (b)	52,546
	Temporary Space & IT Rentals
1,730,000	GATX	49,737
	Rail Car Lessor
3,300,000	H&E Equipment Services (a)(b)	34,617
	Heavy Equipment Leasing

Number of Shares		Value (000)
655,000	Aaron's (c)	$18,163
	Rent to Own
1,650,000	CAI International (a)(b)	14,900
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	8,652
	Small Equipment Leasing
		371,726
	> Brokerage & Money Management 1.6%
3,735,000	Eaton Vance	113,581
	Specialty Mutual Funds
6,448,000	SEI Investments	112,969
	Mutual Fund Administration & Investment Management
700,000	Investment Technology Group (a)	13,790
	Electronic Trading
		240,340
	> Savings & Loans 1.1%
6,480,000	People's United	108,216
	Connecticut Savings & Loan
450,000	Housing Development Finance (India)	25,935
	Indian Mortgage Lender
731,478	ViewPoint Financial	10,541
	Texas Thrift
1,010,000	Provident New York Bancorp	8,524
	New York State Thrift
234,693	Berkshire Hills Bancorp	4,854
	Northeast Thrift
		158,070
Finance: Total		1,734,044
Health Care 9.6%
	> Medical Equipment & Devices 3.1%
3,000,000	Alexion Pharmaceuticals (a)	146,460
	Biotech Focused on Orphan Diseases
1,700,000	Illumina (a)(c)	52,105
	Leading Tools & Service Provider for Genetic Analysis
2,400,000	American Medical Systems (a)	46,296
	Medical Devices to Treat Urological Conditions
500,000	Edwards Lifesciences (a)	43,425
	Heart Valves
700,000	Haemonetics (a)	38,605
	Blood & Plasma Collection Equipment
1,000,000	Orthofix International (a)(b)	30,970
	Bone Fixation & Stimulation Devices
450,000	Beckman Coulter	29,448
	In-vitro Clinical Diagnostics
850,000	Sirona Dental Systems (a)	26,979
	Manufacturer of Dental Equipment
568,910	Gen-Probe (a)	24,406
	Molecular In-vitro Diagnostics
400,000	Kinetic Concepts (a)	15,060
	Wound Healing & Tissue Repair Products

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,232,900	Nanosphere (a)	$7,940
	Molecular Diagnostics Company with Best of Breed Platform
		461,694
	> Biotechnology & Drug Delivery 3.0%
2,500,000	Human Genome Sciences (a)	76,500
	Biotech Focused on HCV, Inflammation & Cancer
3,250,000	BioMarin (a)	61,132
	Biotech Focused on Orphan Diseases
4,117,700	Seattle Genetics (a)	41,836
	Antibody-based Therapies for Cancer
1,350,000	Auxilium Pharmaceuticals (a)	40,473
	Biotech Focused on Niche Disease Areas
760,000	United Therapeutics (a)	40,014
	Biotech Focused on Rare Diseases
1,300,000	Acorda Therapeutics (a)	32,786
	Biopharma Company Focused on Nervous Disorder Drugs
1,200,000	Myriad Genetics (a)	31,320
	Genetic Diagnostics
3,052,000	Nektar Therapeutics (a)	28,445
	Drug Delivery Technologies
600,000	AMAG Pharmaceuticals (a)	22,818
	Biotech Focused on Niche Diseases
2,800,000	Allos Therapeutics (a)(c)	18,396
	Cancer Drug Development
475,000	Onyx Pharmaceuticals (a)	13,937
	Commercial-stage Biotech Focused on Cancer
885,000	InterMune (a)	11,540
	Drugs for Pulmonary Fibrosis & Hepatitis C
1,400,000	Micromet (a)(c)	9,324
	Next-generation Antibody Technology
2,700,000	NPS Pharmaceuticals (a)(b)	9,180
	Orphan Drugs & Healthy Royalties
359,944	MicroDose Technologies (a)(d)	162
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	9
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	5
	High Throughput Rational Drug Design
		437,877
	> Medical Supplies 1.7%
800,000	Henry Schein (a)	42,080
	Largest Distributor of Healthcare Products
1,675,000	QIAGEN (Netherlands) (a)(c)	37,386
	Life Science Tools & Molecular Diagnostics
665,000	Idexx Laboratories (a)(c)	35,538
	Diagnostic Equipment & Services for Veterinarians
486,000	Techne	33,320
	Cytokines, Antibodies & Other Reagents for Life Science

Number of Shares		Value (000)
2,500,000	Cepheid (a)	$31,200
	Molecular Diagnostics
850,000	ICU Medical (a)(b)	30,974
	Intravenous Therapy Products
1,400,000	Immucor (a)	28,336
	Automated Blood Typing Reagents
150,000	Owens & Minor	6,440
	Distribution of Medical Supplies
		245,274
	> Health Care Services 1.6%
2,750,000	PSS World Medical (a)	62,067
	Distributor of Medical Supplies
700,000	Mednax (a)	42,077
	Physician Management for Pediatric & Anesthesia Practices
1,300,000	Psychiatric Solutions (a)	27,482
	Behavioral Health Services
4,250,000	eResearch Technology (a)(b)	25,543
	Clinical Research Services
700,000	Charles River Laboratories (a)	23,583
	Pharmaceutical Research
850,000	Healthcare Services Group	18,241
	Outsourced Services to Long-term Care Industry
700,000	Allscripts-Misys Healthcare (a)	14,161
	Clinical IT Solutions for Physician Offices
800,000	Emdeon (a)	12,200
	Revenue & Payment Cycle Management
250,000	AthenaHealth (a)	11,310
	Revenue Cycle Management for Physician Offices
		236,664
	> Pharmaceuticals 0.2%
475,000	Cephalon (a)	29,645
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,450,000	United Drug (Ireland)	7,475
	Irish Pharmaceutical Wholesaler & Outsourcer
		37,120
Health Care: Total		1,418,629
Energy & Minerals 9.3%
	> Oil Services 4.3%
3,100,000	FMC Technologies (a)	179,304
	Oil & Gas Wellhead Manufacturer
2,809,568	Fugro (Netherlands)	160,446
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	114,720
	Offshore Drilling Contractor
1,000,000	Oceaneering International (a)	58,520
	Provider of Sub-sea Services & Manufactured Products
1,670,000	ShawCor (Canada)	46,866
	Oil & Gas Pipeline Products
3,677,900	Trinidad Drilling (Canada)	24,863
	Operator of Deep Land Drilling Rigs & Service Rigs Throughout North America

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil Services—continued
1,750,000	Tesco (a)	$22,592
	Developing New Well Drilling Technologies
375,000	Bristow (a)	14,419
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
600,000	Tetra Technologies (a)	6,648
	U.S.-based Services Company with Life of Field Approach
2,983,500	Horizon North Logistics (Canada) (a)	4,707
	Provides Diversified Oil Service Offering in Northern Canada
		633,085
	> Oil & Gas Producers 3.6%
3,200,000	Southwestern Energy (a)	154,240
	Oil & Gas Producer
4,910,550	Pacific Rubiales Energy (Canada) (a)	72,542
	Oil Production & Exploration in Colombia
1,100,000	Range Resources	54,835
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	50,049
	Oil & Gas Producer
975,000	Ultra Petroleum (a)	48,614
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	39,960
	Oil Producer Using Co2 Injection
994,900	Carrizo Oil & Gas (a)	26,355
	Oil & Gas Producer
4,000,000	Gran Tierra Energy (Canada) (a)	22,948
	Oil Exploration & Production in Colombia, Peru & Argentina
24,000,000	Cap-Link Ventures (a)(d)	10,097
24,000,000	Cap-Link Ventures-Warrants (a)(d)	6,425
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
250,000	Cabot Oil & Gas	10,898
	Large Natural Gas Producer in Appalachia & Gulf Coast
347,600	Baytex (Canada)	9,871
	Oil & Gas Producer in Canada
1,198,100	Pan Orient (Canada) (a)	8,706
	Growth Oriented & Return Focused Asian Explorer
1,200,000	Houston American Energy	7,392
	Oil & Gas Exploration/Production in Colombia
1,500,000	Vaalco Energy	6,825
	Oil & Gas Producer
8,435,000	Alange Energy (Colombia) (a)	5,081
	Oil & Gas Exploration/Production in Colombia
264,000	Petrolifera Petroleum (a)	245
	Oil & Gas Exploration & Production in South America
		535,083
	> Mining 1.1%
2,520,000	Silver Wheaton (Canada) (a)	37,850
	Silver Mining Royalty Company
290,000	Core Laboratories (Netherlands)	34,255
	Oil & Gas Reservoir Consulting
500,000	Royal Gold	23,550
	Precious Metals Mining Royalty Company

Number of Shares		Value (000)
7,725,000	Uranium One (South Africa) (a)	$22,307
	Uranium Mines in Kazakhstan, the U.S. & Australia
1,000,000	Ivanhoe Mines (Canada) (a)	14,830
	Copper Mine Project in Mongolia
6,333,700	Zhaojin Mining Industry (China)	12,493
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	11,474
	Silver Exploration & Development
1,500,000	PolyMet Mining (a)(c)	4,590
	Copper & Nickel Miner
		161,349
	> Independent Power 0.1%
340,000	Wisconsin Energy	16,942
	Wisconsin Utility
		16,942
	> Oil Refining, Marketing & Distribution 0.1%
175,000	Vopak (Netherlands)	13,826
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		13,826
	> Alternative Energy 0.1%
400,000	STR Holdings (a)	6,284
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	1,670
	Owner/Operator of Gasification Plants
		7,954
Energy & Minerals: Total		1,368,239
Other Industries 4.4%
	> Real Estate 2.6%
675,000	Federal Realty Investment Trust	45,711
	Shopping Centers
850,000	Digital Realty Trust	42,738
	Technology-focused Office Buildings
2,260,902	BioMed Realty Trust	35,677
	Life Science-focused Office Buildings
22,000,000	Ascendas REIT (Singapore)	34,453
	Singapore Industrial Property Landlord
900,000	Corporate Office Properties	32,967
	Office Buildings
880,376	Macerich (c)	31,649
	Regional Shopping Malls
900,000	American Campus Communities	25,290
	Student Housing
40,000,000	Mapletree Logistics Trust (Singapore)	22,290
	Asian Logistics Landlord
440,000	SL Green Realty	22,106
	Manhattan Office Buildings
700,000	Washington REIT	19,285
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	18,825
	Industrial Properties
1,400,000	Extra Space Storage	16,170
	Self Storage Facilities

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Real Estate—continued
2,800	Orix JREIT (Japan)	$13,916
	Diversified REIT
1,105,289	Forest City Enterprises, Class B (a)	13,131
	Commercial & Residential Property Developer
2,300,000	Kite Realty Group	9,361
	Community Shopping Centers
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		383,569
	> Transportation 1.1%
2,110,000	JB Hunt Transport Services	68,090
	Truck & Intermodal Carrier
2,480,000	Heartland Express	37,869
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	29,725
500,000	Rush Enterprises, Class B (a)(b)	5,250
	Truck Sales & Services
500,000	World Fuel Services	13,395
	Global Fuel Broker
602,000	American Commercial Lines (a)	11,035
	Operator of Inland Barges/Builder of Barges & Vessels
150,000	Old Dominion Freight Lines (a)	4,605
	LTL Trucker
		169,969
	> Regulated Utilities 0.7%
2,200,000	Northeast Utilities	56,738
	Regulated Electric Utility
500,000	Red Electrica de Espana (Spain)	27,711
	Spanish Power Transmission
3,500,000	Terna (Italy)	15,060
	Italian Power Transmission
		99,509
Other Industries: Total		653,047
Total Equities: 97.2% (Cost: $10,369,467)		14,315,156
Securities Lending Collateral: 1.3%
183,433,582	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.000%)	183,434
Total Securities Lending Collateral: (Cost: $183,434)		183,434

Principal Amount (000)		Value (000)
Short-Term Obligations: 3.1%
	> Repurchase Agreement 2.8%
$413,094	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 9/17/10, market value $421,361 (repurchase proceeds $413,094)	$413,094
		413,094
	> Commercial Paper 0.3%
50,000	Toyota Motor Credit 0.16% due 1/04/10	49,999
		49,999
Total Short-Term Obligations: (Amortized Cost: $463,093)		463,093
Total Investments: 101.6% (Cost: $11,015,994)(g)(h)		14,961,683
Obligation to Return Collateral for Securities Loaned: (1.3)%		(183,434)
Cash and Other Assets Less Liabilities: (0.3)%		(51,098)
Total Net Assets: 100.0%		$14,727,151

ADR = American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Abercrombie & Fitch	1,925,000	2,695,000	120,000	4,500,000	$156,825	$2,124
Actuate	1,683,760	2,016,240	-	3,700,000	15,836	-
Administaff	2,025,000	-	596,776	1,428,224	33,692	1,014
AFC Enterprises	1,800,000	200,000	-	2,000,000	16,320	-
AmeriCredit	7,235,000	-	-	7,235,000	137,754	-
AnnTaylor Stores	-	3,500,000	-	3,500,000	47,740	-
Array Biopharma*	2,910,000	-	2,910,000	-	-	-
Avis Budget Group*	-	6,000,000	1,300,000	4,700,000	61,664	-
Bally Technologies	3,750,000	275,000	-	4,025,000	166,192	-
CAI International	1,500,000	150,000	-	1,650,000	14,900	-
Carrizo Oil & Gas*	2,525,000	200,000	1,730,100	994,900	26,355	-
Cepheid*	3,100,000	900,000	1,500,000	2,500,000	31,200	-
Champion Enterprises*	4,500,000	-	4,500,000	-	-	-
Charlotte Russe*	-	1,900,000	1,900,000	-	-	-
Charming Shoppes	-	7,500,000	-	7,500,000	48,525	-
Chattem	1,010,000	-	-	1,010,000	94,233	-
Clarcor	3,000,000	-	372,500	2,627,500	85,236	1,103
Cogent Communications	4,300,000	-	100,000	4,200,000	41,412	-
Conseco*	9,420,000	-	-	9,420,000	47,100	-
Donaldson	4,200,000	-	-	4,200,000	178,668	1,932
Drew Industries	1,324,000	276,000	-	1,600,000	33,040	-
Entravision Communications*	2,500,000	-	-	2,500,000	8,500	-
eResearch Technology	3,935,901	314,099	-	4,250,000	25,543	-
ESCO Technologies	2,200,000	-	-	2,200,000	78,870	-
FARO Technologies*	1,275,000	-	1,275,000	-	-	-
Forest City Enterprises, Class B*	1,158,000	-	52,711	1,105,289	13,131	-
Forward Air*	1,900,000	-	600,000	1,300,000	32,565	413
Gaiam	1,200,000	171,366	-	1,371,366	10,546	-
Gaylord Entertainment	3,300,000	400,000	-	3,700,000	73,075	-
H&E Equipment Services	3,300,000	-	-	3,300,000	34,617	-
Hackett Group	4,600,000	-	100,000	4,500,000	12,510	-
HEICO	850,000	375,000	-	1,225,000	44,051	125
Helen of Troy	1,900,000	-	200,000	1,700,000	41,582	-
Herman Miller	3,000,000	500,000	700,000	2,800,000	44,744	682
Hot Topic*	-	3,791,890	3,791,890	-	-	-
ICU Medical	1,250,000	-	400,000	850,000	30,974	-
iGate	5,000,000	-	-	5,000,000	50,000	550
II-VI	2,400,000	-	-	2,400,000	76,320	-
Informatica	5,500,000	1,500,000	-	7,000,000	181,020	-
Interline Brands	2,000,000	600,000	-	2,600,000	44,902	-
IPG Photonics	2,750,000	-	-	2,750,000	46,035	-
ITT Educational Services*	2,150,000	-	800,000	1,350,000	129,546	-
IXYS	2,035,000	400,000	535,000	1,900,000	14,098	-
Kenexa	2,425,000	-	-	2,425,000	31,646	-
Kite Realty Group*	1,900,000	400,000	-	2,300,000	9,361	1,016
Knoll	3,300,000	700,000	-	4,000,000	41,320	636
Lifetime Fitness	1,900,000	250,000	-	2,150,000	53,599	-
lululemon athletica	-	4,200,000	-	4,200,000	126,420	-
Luminex*	1,110,000	1,343,000	2,453,000	-	-	-
Marlin Business Services	1,091,000	-	-	1,091,000	8,652	-
MB Financial*	2,020,000	285,600	-	2,305,600	45,467	306
McGrath Rentcorp	1,890,000	460,000	-	2,350,000	52,546	1,872
Mediacom Communications	4,000,000	344,085	344,085	4,000,000	17,880	-
Mine Safety Appliances	1,975,000	-	-	1,975,000	52,396	1,896
Mobile Mini*	1,750,000	-	-	1,750,000	24,658	-
Navigant Consulting	2,500,000	-	-	2,500,000	37,150	-
Nektar Therapeutics*	5,325,000	-	2,273,000	3,052,000	28,445	-
NPS Pharmaceuticals	-	2,700,000	-	2,700,000	9,180	-

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Orko Silver	-	10,000,000	-	10,000,000	$11,474	$-
Orthofix International	600,000	400,000	-	1,000,000	30,970	-
PAETEC Holding	8,000,000	1,600,000	-	9,600,000	39,840	-
Pericom Semiconductor	915,000	850,000	-	1,765,000	20,350	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	36,369	-
Pool*	2,600,000	-	500,000	2,100,000	40,068	1,287
Princeton Review	2,550,000	450,000	-	3,000,000	12,180	-
Quality Systems*	1,850,000	-	1,050,000	800,000	50,232	1,665
Radiant Systems*	3,050,000	-	2,050,000	1,000,000	10,400	-
Rush Enterprises	2,750,000	250,000	-	3,000,000	34,975	-
Salem Communications	1,541,000	-	-	1,541,000	9,230	-
Savient Pharmaceuticals*	1,416,941	1,583,059	3,000,000	-	-	-
SeaBright Insurance Holdings*	1,200,000	-	1,200,000	-	-	-
Seattle Genetics*	4,400,000	867,700	1,150,000	4,117,700	41,836	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	99,560	-
Smart Balance*	5,000,000	500,000	2,500,000	3,000,000	18,000	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,872	-
Stewart Information Services*	909,420	-	909,420	-	-	-
Stratasys*	1,180,000	-	375,000	805,000	13,911	-
Supertex	1,035,000	-	-	1,035,000	30,843	-
Switch & Data Facilities	2,500,000	-	-	2,500,000	50,525	-
Talbots	4,250,000	-	-	4,250,000	37,867	-
TriCo Bancshares	1,200,000	-	-	1,200,000	19,980	624
True Religion Apparel	1,150,000	633,000	283,000	1,500,000	27,735	-
tw telecom	9,500,000	-	-	9,500,000	162,830	-
Universal Technical Institute	1,500,000	250,301	-	1,750,301	35,356	-
Vail Resorts	2,390,000	-	440,000	1,950,000	73,710	-
Viad*	1,032,075	-	1,032,075	-	-	73
Virtusa	1,000,000	800,000	-	1,800,000	16,308	-
Voyager Learning*	2,000,000	-	2,000,000	-	-	-
West Coast Bancorp*	837,000	163,000	508,212	491,788	1,033	28
World Acceptance	1,545,000	-	-	1,545,000	55,357	-
Total of Affiliated Transactions	225,449,097	62,694,340	45,551,769	242,591,668	$3,750,852	$17,346

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2009, were $3,167,879 and $3,750,852, respectively. Investments in affiliated companies represented 25.5% of the Fund's total net assets at December 31, 2009.

(c)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $175,896.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $17,034, which represented 0.12% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Cap-Link Ventures	11/20/09	24,000,000	$4,898	$10,097
Cap-Link Ventures-Warrants	11/20/09	24,000,000	3,117	6,425
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	336
MicroDose Technologies	11/24/00	359,944	2,005	162
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	9
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	5
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$18,005	$17,034

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $11,076,313 and net unrealized appreciation was $3,885,370, consisting of gross unrealized appreciation of $5,220,362 and gross unrealized depreciation of $1,334,992.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(h)  On December 31, 2009, the market value of foreign securities represented 11.08% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$317,597	2.16
Canada	263,483	1.79
Singapore	181,238	1.23
Japan	124,764	0.85
China	85,232	0.58
Sweden	76,386	0.52
United Kingdom	75,554	0.51
Chile	75,140	0.51
France	73,192	0.5
Hong Kong	58,190	0.39
India	55,809	0.38
	Value	Percentage of Net Assets
South Korea	$53,351	0.36
Denmark	37,639	0.26
Ireland	29,423	0.20
Spain	27,711	0.19
Israel	24,832	0.17
Switzerland	23,335	0.16
Germany	21,237	0.14
Italy	15,060	0.1
Poland	7,501	0.05
Colombia	5,081	0.03
Luxembourg	-	-
Total Foreign Portfolio	$1,631,755	11.08

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,515,526	$289,008	$-	$3,804,534
Consumer Goods & Services	2,626,252	50,075	336	2,676,663
Industrial Goods & Services	2,326,738	333,262	-	2,660,000
Finance	1,708,109	25,935	-	1,734,044
Health Care	1,410,978	7,475	176	1,418,629
Energy & Minerals	1,114,903	253,336	-	1,368,239
Other Industries	539,617	113,430	-	653,047
Total Equities	13,242,123	1,072,521	512	14,315,156
Total Securities Lending Collateral	183,434	-	-	183,434
Total Short-Term Obligations	-	463,093	-	463,093
Total Investments	$13,425,557	$1,535,614	$512	$14,961,683

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Consumer Goods & Services	$-	$-	$-	$-	$-	$336	$336
Health Care	426	-	(4,500)	4,250	-	-	176
	$426	$-	$(4,500)	$4,250	$-	$336	$512

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $4,250. This amount is included in net change in unrealized appreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Asia
> Japan
Icom	213,700	312,000
Makita	430,000	590,000
Torishima Pump Manufacturing	339,100	633,800
> China
China Communication Services	0	24,952,000
Shandong Weigao	5,018,500	6,000,000
Sino Ocean Land	0	15,782,000
Zhaojin Mining Industry	0	11,764,400
> India
Jain Irrigation Systems	1,868,376	2,000,000
Patel Engineering	878,824	1,271,000
> Taiwan
Everlight Electronics	8,704,793	9,297,575
Simplo Technology	4,020,500	5,693,500
Yuanta Financial Holdings	45,000,000	55,734,000
Europe
> United Kingdom
Chemring	400,000	580,000
Cobham	4,950,000	6,800,000
N Brown Group	3,150,000	3,465,000
Schroders	1,350,000	1,466,000
Serco	6,100,000	6,500,000
Spice Group	0	4,722,884
> Netherlands
Smit Internationale	244,969	339,146
Vopak	474,600	520,100
> France
Eutelsat	437,000	583,000
Hi-Media	730,000	966,229
Saft	469,574	506,362
Zodiac Aerospace	411,000	541,000
> Germany
Elringklinger	696,311	750,000
Tognum	790,000	960,000
Vossloh	200,000	245,000
Wirecard	0	1,180,000
> Switzerland
Bank Sarasin & Cie	126,406	349,882
> Sweden
East Capital Explorer	750,000	982,742
Sweco	3,235,000	3,887,000
> Italy
Ansaldo STS	0	1,029,000
CIR	9,610,356	11,180,000

	Number of Shares
	09/30/09	12/31/09
Credito Emiliano	2,639,000	3,069,000
Terna	0	5,246,000
> Ireland
Paddy Power	300,300	448,000
> Spain
Red Electrica de Espana	532,000	573,000
> Greece
Intralot	3,427,000	3,725,000
> Portugal
Redes Energéticas Nacionais	0	3,909,580
> Iceland
Marel	22,568,604	29,868,604
Other Countries
> Canada
Baytex	0	432,900
Pan Orient	517,100	1,480,610
> United States
Bristow	300,000	391,000
> Australia
Australian Stock Exchange	550,000	700,000
SAI Global	0	460,092
Seek	0	731,000
United Group	965,000	2,068,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/09	12/31/09
Sales
Asia
> Japan
Aeon Mall	1,146,300	955,500
Asics	2,143,500	1,905,500
Benesse	398,900	306,900
Point	519,570	478,570
Unicharm PetCare	390,300	336,300
> China
China Shipping Development	7,891,000	0
RexLot Holdings	250,000,000	240,000,000
> Singapore
Mapletree Logistics Trust	77,000,000	70,000,000
> Taiwan
President Chain Store	11,353,184	0
> Hong Kong
Hong Kong Exchanges and Clearing	2,700,000	2,500,000
NagaCorp	73,217,756	29,595,256
Europe
> United Kingdom
Intermediate Capital	864,000	0
Randgold Resources - ADR	212,000	0
> Netherlands
Aalberts Industries	2,005,935	1,750,935
> France
Iliad	246,000	0
SES	944,000	759,000
> Germany
Wincor Nixdorf	524,000	335,000
> Sweden
Hexagon	3,944,000	3,756,000
Nobia	4,572,226	3,362,226
> Ireland
Aryzta	600,000	330,000
Other Countries
> United States
Illumina	300,000	0
Latin America
> Mexico
Urbi Desarrollos Urbanos	18,000,000	15,000,000

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 95.6%
Asia 38.7%
	> Japan 15.3%
6,550,000	Kansai Paint	$54,386
	Paint Producer in Japan, India, China & Southeast Asia
31,500	Jupiter Telecommunications	31,208
	Largest Cable Service Provider in Japan
12,500	Nippon Residential Investment (a)	30,372
	Residential REIT
478,570	Point	26,719
	Apparel Specialty Retailer
4,800	Orix JREIT	23,856
	Diversified REIT
3,283,000	Kamigumi	23,855
	Port Cargo Handling & Logistics
2,027,000	Rohto Pharmaceutical	23,331
	Health & Beauty Products
640,000	Ibiden	22,793
	Electronic Parts & Ceramics
1,016,000	Glory	22,468
	Currency Handling Systems & Related Equipment
1,544,000	Aeon Delight	21,854
	Facility Maintenance & Management
11,000	Seven Bank	21,847
	ATM Processing Services
4,300	Osaka Securities Exchange	20,389
	Osaka Securities Exchange
3,860	Nippon Accommodations Fund	20,121
	Residential REIT
590,000	Makita	20,075
	Power Tools
737,000	Kintetsu World Express	19,112
	Airfreight Logistics
955,500	Aeon Mall	18,490
	Suburban Shopping Mall Developer, Owner & Operator
1,905,500	Asics	17,060
	Footwear & Apparel
7,500	Wacom	16,235
	Computer Graphic Illustration Devices
3,050	Fukuoka	15,912
	Diversified REIT in Fukuoka
787,200	Daiseki	15,850
	Waste Disposal & Recycling
950,000	Ushio	15,815
	Industrial Light Sources
643,000	Ain Pharmaciez	15,427
	Dispensing Pharmacy/Drugstore Operator
480,000	Olympus	15,423
	Medical Equipment (Endoscopes) & Cameras
193,000	Nakanishi	15,336
	Dental Tools & Machinery
1,750,000	Suruga Bank	15,180
	Regional Bank
587,800	Miura	14,838
	Industrial Boiler

Number of Shares		Value (000)
580,000	Hamamatsu Photonics	$14,008
	Optical Sensors for Medical & Industrial Applications
633,800	Torishima Pump Manufacturing	13,701
	Industrial Pump for Power Generation & Water Supply Systems
306,900	Benesse	12,834
	Education Service Provider
345,000	Tsumura	11,112
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
3,100,000	Chuo Mitsui Trust Holdings	10,346
	Trust Bank
336,300	Unicharm PetCare	10,285
	Pet Food & Pet Toiletries
2,470	Kakaku.com	9,590
	Online Price Comparison Services for Consumers
822,000	Zenrin	9,478
	Map Content Publisher
785,000	Tamron	7,928
	Camera Lens Maker
312,000	Icom	6,690
	Two Way Radio Communication Equipment
116,300	Toyo Tanso	5,604
	Carbon & Graphite Products for Industrial Use
2,349	Start Today	4,278
	Online Apparel Mall
208,900	As One	3,642
	Scientific Supplies Distributor
		677,448
	> China 5.8%
10,107,000	China Yurun Food	29,827
	Meat Processor in China
382,000	New Oriental Education & Technology - ADR (b)(c)	28,883
	China's Largest Private Education Service Provider
31,987,000	Jiangsu Expressway	28,457
	Chinese Toll Road Operator
29,166,400	China Green	27,607
	Chinese Fruit & Vegetable Grower & Processor
240,000,000	RexLot Holdings	26,792
	Lottery Equipment Supplier in China
703,800	Mindray - ADR (c)	23,873
	Medical Device Manufacturer
11,764,400	Zhaojin Mining Industry	23,204
	Gold Mining & Refining in China
6,000,000	Shandong Weigao	19,927
	Vertically Integrated Hospital Consumable Manufacturer
15,782,000	Sino Ocean Land	14,455
	Property Developer in China
12,316,000	Wasion Group	12,744
	Electronic Power Meter Total Solution Provider
24,952,000	China Communication Services	12,203
	China's Telecom Infrastructure Service Provider
1,000,000	VisionChina Media - ADR (b)	10,920
	Advertising on Digital Screens in China's Mass Transit System

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> China—continued
15,300,000	Fu Ji Food & Catering Services (b)(d)	$158
	Food Catering Service Provider in China
		259,050
	> Singapore 4.9%
35,000,000	Olam International	65,547
	Agriculture Supply Chain Manager
7,000,000	Singapore Exchange	41,263
	Singapore Equity & Derivatives Market Operator
70,000,000	Mapletree Logistics Trust	39,008
	Asian Logistics Landlord
30,000,000	CDL Hospitality Trust	36,903
	Hotel Owner/Operator
21,000,000	Ascendas REIT	32,887
	Singapore Industrial Property Landlord
		215,608
	> India 3.8%
1,008,727	Asian Paints	38,681
	India's Largest Paint Company
2,000,000	Jain Irrigation Systems	37,580
	Agricultural Micro-irrigation Systems & Food Processing
450,000	Housing Development Finance	25,935
	Indian Mortgage Lender
2,135,000	Shriram Transport Finance	22,132
	Truck Financing in India
1,570,000	Mundra Port & Special Economic Zone	18,568
	Indian West Coast Shipping Port
900,000	Educomp Solutions	13,690
	Multimedia Educational Content
1,271,000	Patel Engineering	12,207
	Civil Engineering & Construction
		168,793
	> South Korea 3.3%
245,000	NHN (b)	40,456
	South Korea's Largest Online Search Engine
182,000	MegaStudy	37,291
	Online Education Service Provider
909,000	Woongjin Coway	29,970
	South Korean Household Appliance Rental Service Provider
376,000	Mirae Asset Securities	20,891
	South Korean Largest Diversified Financial Company
298,000	Taewoong	19,069
	Niche Custom Forging
		147,677
	> Taiwan 2.9%
55,734,000	Yuanta Financial Holdings	40,621
	Financial Holding Company in Taiwan
9,297,575	Everlight Electronics	34,672
	LED Packager
5,693,500	Simplo Technology	33,564
	World's Largest Notebook Battery Pack Supplier
1,454,200	Formosa International Hotels	18,636
	Hotel, Food & Beverage Operation & Hospitality Management Services
		127,493

Number of Shares		Value (000)
	> Hong Kong 2.0%
2,500,000	Hong Kong Exchanges and Clearing	$44,506
	Hong Kong Equity & Derivatives Market Operator
22,154,200	Lifestyle International	41,092
	Mid to High-end Department Store Operator in Hong Kong & China
29,595,256	NagaCorp	3,269
	Casino/Entertainment Complex in Cambodia
		88,867
	> Indonesia 0.7%
75,000,000	Perusahaan Gas Negara	30,975
	Gas Distributor & Pipeline Operator
		30,975
Asia: Total		1,715,911
Europe 36.9%
	> United Kingdom 6.9%
6,500,000	Serco	55,261
	Facilities Management
3,300,000	Capita Group	39,804
	White Collar, Back Office Outsourcing
1,890,000	Intertek Group	38,055
	Testing, Inspection & Certification Services
1,466,000	Schroders	31,293
	United Kingdom Top Tier Asset Manager
6,800,000	Cobham	27,410
	Aerospace Components
580,000	Chemring	27,293
	Defense Manufacturer of Countermeasures & Energetics
4,600,000	RPS Group	15,996
	Environmental Consulting & Planning
690,000	Tullow Oil	14,389
	Oil & Gas Producer
3,465,000	N Brown Group	13,770
	Home Shopping Women's Clothes Retailer
682,000	Rotork	13,053
	Valve Actuators for Oil & Water Pipelines
1,250,000	Smith & Nephew	12,835
	Medical Equipment & Supplies
1,110,000	Keller Group	11,477
	Ground Engineering
4,722,884	Spice Group	4,611
	United Kingdom Utility Outsourcing
		305,247
	> Netherlands 6.8%
1,871,250	Imtech	50,216
	Electromechanical & ICT Installation & Maintenance
735,945	Fugro	42,028
	Sub-sea Oilfield Services
520,100	Vopak	41,091
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,372,989	Koninklijke TenCate (a)	36,081
	Advanced Textiles & Industrial Fabrics

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Netherlands—continued
1,385,000	Unit 4 Agresso (a)(b)	$32,644
	Business Software Development
339,146	Smit Internationale	29,195
	Harbor & Offshore Towage & Marine Services
1,750,935	Aalberts Industries	25,015
	Flow Control & Heat Treatment
1,088,187	Arcadis	24,480
	Engineering Consultants
650,000	QIAGEN (b)	14,520
	Life Science Tools & Molecular Diagnostics
62,000	Core Laboratories	7,323
	Oil & Gas Reservoir Consulting
		302,593
	> France 4.4%
328,000	Neopost	27,100
	Postage Meter Machines
506,362	Saft	24,392
	Niche Battery Manufacturer
541,000	Zodiac Aerospace	22,577
	Leading Supplier to the Aerospace Industry
271,000	Pierre & Vacances	20,888
	Vacation Apartment Lets
531,176	Carbone Lorraine	19,149
	Advanced Industrial Materials
583,000	Eutelsat	18,705
	Fixed Satellite Services
759,000	SES	17,019
	Fixed Satellite Services
170,000	Rubis	14,911
	Tank Storage & Liquefied Petroleum Gas Distribution
259,664	Eurofins Scientific	14,126
	Food, Pharmaceuticals & Materials Screening & Testing
160,701	Norbert Dentressangle	8,780
	Leading European Logistics & Transport Group
966,229	Hi-Media (b)	6,768
	Online Advertiser in Europe
		194,415
	> Germany 4.3%
700,000	CTS Eventim	34,175
	Event Ticket Sales
245,000	Vossloh	24,408
	Rail Infrastructure & Diesel Locomotives
335,000	Wincor Nixdorf	22,851
	Retail POS Systems & ATM Machines
127,000	Rational	21,514
	Commercial Oven Manufacturer
850,000	Rhoen-Klinikum	20,790
	Health Care Services
750,000	Elringklinger	17,515
	Automobile Components
1,180,000	Wirecard	16,223
	Online Payment Processing & Risk Management
960,000	Tognum	15,927
	Diesel Engines for Drive & Power Generation Systems

Number of Shares		Value (000)
354,500	Deutsche Beteiligungs	$8,686
	Private Equity Investment Management
700,000	Takkt	7,181
	Mail Order Retailer of Office & Warehouse Durables
		189,270
	> Switzerland 2.7%
185,000	Geberit	32,770
	Plumbing Supplies
20,500	Sika	31,891
	Chemicals for Construction & Industrial Applications
275,000	Kuehne & Nagel	26,602
	Freight Forwarding/Logistics
85,000	Burckhardt Compression	15,212
	Manufactures & Services Compressors
349,882	Bank Sarasin & Cie (b)	13,223
	Private Banking
		119,698
	> Sweden 2.6%
3,756,000	Hexagon	55,174
	Measurement Equipment
3,887,000	Sweco	29,084
	Engineering Consultants
3,362,226	Nobia (b)	19,704
	Kitchen Cabinet Manufacturing & Sales
982,742	East Capital Explorer (b)	9,180
	Sweden-based RUS/CEE Investment Fund
		113,142
	> Italy 2.1%
11,180,000	CIR (b)	28,868
	Italian Holding Company
3,069,000	Credito Emiliano (b)	23,556
	Italian Regional Bank
5,246,000	Terna	22,572
	Italian Power Transmission
1,029,000	Ansaldo STS	19,525
	Leading Systems Integrator for the Railway Industry
		94,521
	> Finland 2.0%
1,382,777	Stockmann	37,680
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	28,127
	Engineering Consultants
2,170,000	Ramirent (b)	21,155
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		86,962
	> Ireland 1.2%
8,100,000	United Drug	24,715
	Irish Pharmaceutical Wholesaler & Outsourcer
448,000	Paddy Power	15,877
	Irish Betting Services
330,000	Aryzta	12,091
	Baked Goods
		52,683

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Spain 0.9%
573,000	Red Electrica de Espana	$31,757
	Spanish Power Transmission
1,546,000	ENCE (b)	5,968
	Europe's Leading Eucalyptus Pulp Maker
		37,725
	> Denmark 0.7%
306,000	Novozymes	31,729
	Industrial Enzymes
		31,729
	> Poland 0.6%
975,900	Central European Distribution (b)	27,725
	Vodka Production & Spirits Distribution
		27,725
	> Czech Republic 0.5%
114,000	Komercni Banka	24,302
	Leading Czech Universal Bank
		24,302
	> Greece 0.5%
3,725,000	Intralot	21,654
	Lottery & Gaming Systems & Services
		21,654
	> Portugal 0.4%
3,909,580	Redes Energéticas Nacionais	16,794
	Portuguese Power Transmission & Gas Transportation
		16,794
	> Iceland 0.3%
29,868,604	Marel (b)	14,881
	Largest Manufacturer of Poultry & Fish Processing Equipment
		14,881
Europe: Total		1,633,341
Other Countries 14.4%
	> Canada 4.2%
3,927,000	Eldorado Gold (b)	56,022
	Gold Miner in Turkey, Greece, China & Brazil
1,710,000	ShawCor	47,988
	Oil & Gas Pipeline Products
1,117,000	CCL Industries	30,172
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	12,606
744,000	Ivanhoe Mines (b)(e)	10,870
	Copper Mine Project in Mongolia
432,900	Baytex	12,293
	Oil & Gas Producer in Canada
1,480,610	Pan Orient (b)	10,759
	Growth Oriented & Return Focused Asian Explorer
2,262,100	Horizon North Logistics (b)	3,569
	Provides Diversified Oil Service Offering in Northern Canada
		184,279

Number of Shares		Value (000)
	> United States 3.9%
1,340,000	Atwood Oceanics (b)	$48,039
	Offshore Drilling Contractor
625,000	Alexion Pharmaceuticals (b)	30,513
	Biotech Focused on Orphan Diseases
346,000	Oceaneering International (b)	20,248
	Provider of Sub-sea Services & Manufactured Products
660,000	World Fuel Services	17,681
	Global Fuel Broker
391,000	Bristow (b)	15,034
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
251,000	FMC Technologies (b)	14,518
	Oil & Gas Wellhead Manufacturer
725,000	BioMarin (b)	13,637
	Biotech Focused on Orphan Diseases
430,000	Ritchie Brothers Auctioneers (c)	9,645
	Heavy Equipment Auctioneer
324,000	Tesco (b)	4,183
	Developing New Well Drilling Technologies
		173,498
	> Australia 2.6%
2,068,000	United Group	26,333
	Engineering & Facilities Management
700,000	Perpetual Trustees	23,103
	Mutual Fund Management
700,000	Australian Stock Exchange	21,801
	Australian Equity & Derivatives Market Operator
2,000,000	Billabong International	19,444
	Action Sports Apparel Brand Manager
262,000	Cochlear	16,178
	Cochlear Implants for Hearing
731,000	Seek	4,492
	Online Job Listing & Education
460,092	SAI Global	1,655
	Publishing, Certification & Compliance Services
555,740	Hastie Group	938
	Mechanical, Electrical & Hydraulic (MEH) Engineering
		113,944
	> South Africa 2.5%
1,973,000	Naspers	80,067
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	21,734
	South African Retailer of Apparel, Household & Sporting Goods
3,049,000	Uranium One (b)	8,804
	Uranium Mines in Kazakhstan, the U.S. & Australia
		110,605
	> Israel 0.8%
2,890,000	Israel Chemicals	37,734
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		37,734

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Kazakhstan 0.4%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (b)	$16,798
	Largest Retail Bank & Insurer in Kazakhstan
		16,798
Other Countries: Total		636,858
Latin America 5.6%
	> Brazil 3.3%
5,000,000	Localiza Rent A Car	55,184
	Car Rental
4,300,000	Suzano	50,075
	Brazilian Pulp & Paper Producer
2,000,000	Natura	41,679
	Direct Retailer of Cosmetics
		146,938
	> Mexico 1.6%
700,000	Grupo Aeroportuario del Sureste - ADR	36,267
	Mexican Airport Operator
15,000,000	Urbi Desarrollos Urbanos (b)	33,825
	Affordable Housing Builder
		70,092
	> Chile 0.7%
862,000	Sociedad Quimica y Minera de Chile - ADR	32,385
	Producer of Specialty Fertilizers, Lithium & Iodine
		32,385
Latin America: Total		249,415
Total Equities: 95.6% (Cost: $3,179,286)		4,235,525
Securities Lending Collateral: 0.6%
26,644,150	Dreyfus Government Cash Management Fund (7 day yield of 0.000%) (f)	26,644
Total Securities Lending Collateral: (Cost: $26,644)		26,644
Short-Term Obligations: 3.5%
	> Repurchase Agreement 3.0%
$131,378	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $134,007 (repurchase proceeds $131,378)	131,378
		131,378

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$21,900	Toyota Motor Credit 0.16% due 1/04/10	$21,900
		21,900
Total Short-Term Obligations: (Amortized Cost: $153,278)		153,278
Total Investments: 99.7% (Cost: $3,359,208)(g)(h)		4,415,447
Obligation to Return Collateral for Securities Loaned: (0.6)%		(26,644)
Cash and Other Assets Less Liabilities: 0.9%		41,935
Total Net Assets: 100.0%		$4,430,738

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions		Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Ain Pharmaciez*	643,000	-		-	643,000	$15,427	$185
Koninklijke TenCate	1,556,239	78,456	**	261,706	1,372,989	36,081	725
Nippon Residential Investment	5,200	7,300		-	12,500	30,372	2,090
Unit 4 Aggresso	1,385,000	-		-	1,385,000	32,644	-
Total of Affiliated Transactions	3,589,439	85,756		261,706	3,413,489	$114,524	$3,000

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effect of a 2:1 stock split.

  The aggregate cost and value of these companies at December 31, 2009, were $77,410 and $114,524, respectively. Investments in affiliated companies represented 2.6% of total net assets at December 31, 2009.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $25,743.

(d)  Illiquid security.

(e)  Security is traded on a U.S. exchange.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $3,397,978 and net unrealized apppreciation was $1,017,469, consisting of gross unrealized appreciation of $1,265,386 and gross unrealized depreciation of $247,917.

(h)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$989,294	22.3
Japanese Yen	677,448	15.3
U.S. Dollar	548,464	12.4
British Pound	305,247	6.9
Hong Kong Dollar	284,241	6.4
Other currencies less than 5% of total net assets	1,610,753	36.4
	$4,415,447	99.7

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

> Notes to Statements of Investments (dollar values in thousands)

  At December 31, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Sell	Forward Foreign Currency Exchange Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
USD	CAD	26,337	$25,000	2/12/10	$183
USD	CAD	26,474	25,000	3/15/10	313
EUR	USD	43,638	65,000	1/15/10	2,443
EUR	USD	43,678	65,000	2/12/10	2,389
EUR	USD	44,397	65,000	3/15/10	1,361
			$245,000		$6,689
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	16,544	$15,000	1/15/10	$(155)
AUD	USD	16,324	15,000	2/12/10	(393)
AUD	USD	16,531	15,000	3/15/10	(256)
CAD	USD	25,674	25,000	1/15/10	(452)
JPY	USD	2,234,275	25,000	1/15/10	(1,009)
JPY	USD	2,259,250	25,000	2/12/10	(737)
JPY	USD	2,215,575	25,000	3/15/10	(1,203)
			$145,000		$(4,205)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$63,676	$1,652,077	$158	$1,715,911
Europe	35,048	1,598,293	-	1,633,341
Other Countries	366,581	270,277	-	636,858
Latin America	102,477	146,938	-	249,415
Total Equities	567,782	3,667,585	158	4,235,525
Total Securities Lending Collateral	26,644	-	-	26,644
Total Short-Term Obligations	-	153,278	-	153,278
Total Investments	$594,426	$3,820,863	$158	$4,415,447
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	6,689	-	6,689
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(4,205)	-	(4,205)
Total	$594,426	$3,823,347	$158	$4,417,931

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Asia	$312	$-	$-	$(13,049)	$-	$12,895	$158
	$312	$-	$-	$(13,049)	$-	$12,895	$158

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(13,049). This amount is included in net change in unrealized appreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2009, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$378,257	8.5
Industrial Materials & Specialty Chemicals	306,733	6.9
Machinery	272,568	6.2
Outsourcing Services	165,223	3.7
Electrical Components	100,514	2.3
Conglomerates	76,676	1.7
Construction	66,099	1.5
Industrial Distribution	3,642	0.1
	1,369,712	30.9
> Consumer Goods & Services
Nondurables	105,466	2.4
Retail	100,417	2.3
Educational Services	79,008	1.8
Travel	76,072	1.7
Apparel	74,184	1.7
Other Consumer Services	71,062	1.6
Food & Beverage	69,684	1.6
Casinos & Gaming	67,592	1.5
Other Entertainment	52,811	1.2
Consumer Goods Distribution	27,725	0.6
Furniture & Textiles	19,704	0.4
Consumer Electronics	7,928	0.2
	751,653	17.0
> Information
Financial Processors	101,992	2.3
TV Broadcasting	80,067	1.8
Computer Hardware & Related Equipment	72,650	1.6
Instrumentation	69,182	1.6
Internet Related	54,538	1.2
Satellite Broadcasting & Services	35,724	0.8
Semiconductors & Related Equipment	34,672	0.8
Business Software	32,644	0.7
CATV	31,208	0.7
Publishing	23,168	0.5
Advertising	17,688	0.4
Business Information & Marketing Services	15,996	0.4
Telecommunications Equipment	12,203	0.3
Mobile Communications	6,690	0.2
	588,422	13.3
> Energy & Minerals
Oil Services	195,606	4.4
Mining	118,830	2.7
Oil Refining, Marketing & Distribution	86,977	2.0

	Value (000)	Percentage of Net Assets
Agricultural Commodities	$50,075	1.1
Oil & Gas Producers	37,442	0.9
Other Resources	5,968	0.1
	494,898	11.2
> Other Industries
Real Estate	247,339	5.6
Transportation	144,236	3.2
Regulated Utilities	71,123	1.6
	462,698	10.4
> Finance
Brokerage & Money Management	168,798	3.8
Banks	112,029	2.5
Finance Companies	42,521	1.0
Savings & Loans	25,935	0.6
	349,283	7.9
> Health Care
Medical Equipment & Devices	134,085	3.0
Pharmaceuticals	35,827	0.8
Health Care Services	20,790	0.5
Medical Supplies	14,520	0.3
Biotechnology & Drug Delivery	13,637	0.3
	218,859	4.9
Total Equities:	4,235,525	95.6
Securities Lending Collateral:	26,644	0.6
Short-Term Obligations:	153,278	3.5
Total Investments:	4,415,447	99.7
Obligation to Return Collateral for Securities Loaned:	(26,644)	(0.6)
Cash and Other Assets Less Liabilities:	41,935	0.9
Net Assets:	$4,430,738	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Information
AboveNet	0	45,000
Blue Coat Systems	210,100	389,100
ExlService Holdings	0	248,698
Monolithic Power Systems	340,000	500,000
PAETEC Holding	1,591,800	2,250,000
Plexus	115,000	165,000
Supertex	189,296	287,000
Consumer Goods & Services
Abercrombie & Fitch	281,000	431,000
Diamond Foods	0	97,814
Lifetime Fitness	110,000	182,000
Vail Resorts	150,000	220,000
Industrial Goods & Services
GrafTech International	200,000	540,000
Pentair	500,000	585,000
Energy & Minerals
Atwood Oceanics	720,000	755,000
Bristow	0	105,000
Health Care
Acorda Therapeutics	0	199,000
Allos Therapeutics	341,000	565,000
Gen-Probe	0	46,500
Mednax	0	45,000
Nanosphere	0	199,720

	Number of Shares
	09/30/09	12/31/09
Sales
Information
Amphenol	295,600	285,600
Cogent Communications	840,000	444,800
Concur Technologies	223,000	158,000
Micros Systems	695,100	620,000
Polycom	525,000	480,000
Switch & Data Facilities	947,000	510,000
Consumer Goods & Services
Hot Topic	497,714	0
Jarden	298,000	154,000
Industrial Goods & Services
Greif	50,000	0
Mine Safety Appliances	155,000	77,000
Quanta Services	350,000	110,000
Energy & Minerals
FMC Technologies	598,400	500,000
Oceaneering International	130,111	95,000
Health Care
Cephalon	125,000	56,000
Charles River Laboratories	67,000	0
Emdeon	148,000	0
Human Genome Sciences	335,000	298,000
InterMune	187,000	127,800
Luminex	205,000	0
Myriad Genetics	153,466	113,466
Nektar Therapeutics	500,000	357,000
Onyx Pharmaceuticals	75,000	0
Poniard	290,184	0
Psychiatric Solutions	287,000	170,000
Other Industries
Heartland Express	524,720	344,720

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 99.7%
Information 35.4%
	> Business Software 7.7%
1,155,000	Informatica (a)	$29,868
	Enterprise Data Integration Software
620,000	Micros Systems (a)	19,239
	Information Systems for Restaurants & Hotels
375,000	ANSYS (a)	16,297
	Simulation Software for Engineers & Designers
525,000	Blackbaud	12,406
	Software & Services for Non-profits
2,100,000	Novell (a)	8,715
	Directory, Operating System & Identity Management Software
158,000	Concur Technologies (a)	6,755
	Web Enabled Cost & Expense Management Software
240,000	NetSuite (a)(b)	3,835
	End to End IT Systems Solutions Delivered Over the Web
57,000	Quality Systems	3,578
	IT Systems for Medical Groups & Ambulatory Care Centers
108,213	Tyler Technologies (a)	2,155
	Financial, Tax, Court & Document Management Systems for Government
307,352	Art Technology Group (a)	1,386
	Software & Tools to Optimize Websites for E-commerce
100,000	Avid Technology (a)	1,276
	Digital Nonlinear Editing Software & Systems
230,000	Actuate (a)	984
	Information Delivery Software & Solutions
10,800	Blackboard (a)	490
	Education Software
		106,984
	> Semiconductors & Related Equipment 4.4%
760,000	Microsemi (a)	13,490
	Analog/Mixed-signal Semiconductors
500,000	Monolithic Power Systems (a)	11,985
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,179,750	ON Semiconductor (a)	10,394
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	8,553
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	7,557
	Communications Semiconductors
480,000	Pericom Semiconductor (a)	5,534
	Interface Integrated Circuits (ICs) & Frequency Control Products
750,000	Entegris (a)	3,960
	Semiconductor Materials Management Products
		61,473
	> Mobile Communications 3.8%
1,250,000	Crown Castle International (a)	48,800
	Communications Towers

Number of Shares		Value (000)
130,000	SBA Communications (a)	$4,441
	Communications Towers
88,000	Globalstar (a)(b)	76
	Satellite Mobile Voice & Data Carrier
		53,317
	> Telephone and Data Services 3.8%
2,061,000	tw telecom (a)	35,326
	Fiber Optic Telephone/Data Services
2,250,000	PAETEC Holding (a)	9,337
	Telephone/Data Services for Business
444,800	Cogent Communications (a)	4,386
	Internet Data Pipelines
45,000	AboveNet (a)	2,927
	Metropolitan Fiber Communications Services
		51,976
	> Instrumentation 3.4%
180,000	Mettler Toledo (a)	18,898
	Laboratory Equipment
775,000	IPG Photonics (a)	12,973
	Fiber Lasers
350,000	FLIR Systems (a)	11,452
	Infrared Cameras
168,000	Trimble Navigation (a)	4,234
	GPS-based Instruments
		47,557
	> Computer Hardware & Related Equipment 3.3%
505,000	II-VI (a)	16,059
	Laser Optics & Specialty Materials
285,600	Amphenol	13,189
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	8,691
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	5,219
	Bar Code Printers
135,000	Netgear (a)	2,928
	Networking Products for Small Business & Home
		46,086
	> Telecommunications Equipment 2.3%
480,000	Polycom (a)	11,986
	Video Conferencing Equipment
389,100	Blue Coat Systems (a)	11,105
	WAN Acceleration & Network Security
335,000	CommScope (a)	8,887
	Wireless Infrastructure Equipment & Telecom Cable
		31,978
	> Financial Processors 1.8%
463,000	Global Payments	24,937
	Credit Card Processor
		24,937
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	23,535
	Slot Machines & Software
		23,535

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Computer Services 1.4%
395,000	SRA International (a)	$7,545
	Government IT Services
248,698	ExlService Holdings (a)	4,516
	Business Process Outsourcing
1,005,500	Hackett Group (a)	2,795
	IT Integration & Best Practice Research
235,000	iGate	2,350
	IT & Business Process Outsourcing Services
786,000	RCM Technologies (a)(c)	1,949
	Technology & Engineering Services
		19,155
	> Internet Related 0.8%
510,000	Switch & Data Facilities (a)	10,307
	Network Neutral Data Centers
381,740	TheStreet.com	916
	Financial Information Websites
		11,223
	> Contract Manufacturing 0.3%
165,000	Plexus (a)	4,703
	Electronic Manufacturing Services
		4,703
	> Radio 0.3%
511,100	Salem Communications (a)	3,062
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	550
	Spanish Language Radio Stations
18,750	Saga Communications (a)	235
	Radio Stations in Small & Mid-sized Cities
		3,847
	> TV Broadcasting 0.3%
975,000	Entravision Communications (a)	3,315
	Spanish Language TV & Radio Stations
		3,315
	> CATV 0.1%
335,000	Mediacom Communications (a)	1,498
	Cable Television Franchises
		1,498
Information: Total		491,584
Consumer Goods & Services 16.6%
	> Retail 6.1%
431,000	Abercrombie & Fitch	15,021
	Teen Apparel Retailer
402,000	Urban Outfitters (a)	14,066
	Apparel & Home Specialty Retailer
281,000	J Crew Group (a)	12,572
	Multi-channel Branded Retailer
390,000	lululemon athletica (a)	11,739
	Premium Active Apparel Retailer
824,000	Chico's FAS (a)	11,577
	Women's Specialty Retailer
875,000	Saks (a)	5,740
	Luxury Department Store Retailer
480,000	Talbots (a)(b)	4,277
	Women's Specialty Retailer

Number of Shares		Value (000)
658,000	Charming Shoppes (a)	$4,257
	Women's Specialty Plus Size Apparel Retailer
55,000	Gymboree (a)	2,392
	Children's Apparel Specialty Retailer
165,000	AnnTaylor Stores (a)	2,251
	Women's Apparel Retailer
17,100	Rue21 (a)	480
	Fashion Value Apparel Retailer
		84,372
	> Travel 3.1%
750,000	Gaylord Entertainment (a)	14,813
	Convention Hotels
797,750	Avis Budget Group (a)	10,466
	Second Largest Car Rental Company
750,000	Hertz (a)	8,940
	Largest U.S. Rental Car Operator
220,000	Vail Resorts (a)	8,316
	Ski Resort Operator & Developer
		42,535
	> Educational Services 1.6%
192,000	ITT Educational Services (a)	18,424
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	3,333
	Vocational Training
		21,757
	> Furniture & Textiles 1.4%
980,000	Knoll	10,124
	Office Furniture
285,000	Herman Miller	4,554
	Office Furniture
540,000	Interface	4,487
	Modular & Broadloom Carpet
		19,165
	> Apparel 1.0%
222,200	Coach	8,117
	Designer & Retailer of Branded Leather Accessories
284,313	True Religion Apparel (a)	5,257
	Premium Denim
		13,374
	> Other Durable Goods 0.8%
327,900	Cavco Industries (a)(c)	11,778
	Manufactured Homes
		11,778
	> Consumer Goods Distribution 0.7%
523,500	Pool	9,988
	Distributor of Swimming Pool Supplies & Equipment
		9,988
	> Food & Beverage 0.5%
97,814	Diamond Foods	3,476
	Culinary Ingredients & Snack Foods
90,000	Hansen Natural (a)	3,456
	Alternative Beverages
		6,932

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Leisure Products 0.4%
180,000	Thor Industries	$5,652
	RV & Bus Manufacturer
		5,652
	> Nondurables 0.3%
154,000	Jarden	4,760
	Branded Household Products
		4,760
	> Other Consumer Services 0.3%
182,000	Lifetime Fitness (a)(b)	4,537
	Sport & Fitness Club Operator
		4,537
	> Casinos & Gaming 0.3%
455,000	Pinnacle Entertainment (a)	4,086
	Regional Casino Operator
		4,086
	> Restaurants 0.1%
40,000	P.F. Chang's China Bistro (a)(b)	1,517
	Mandarin Style Restaurants
		1,517
Consumer Goods & Services: Total		230,453
Industrial Goods & Services 13.3%
	> Machinery 9.4%
627,500	Ametek	23,996
	Aerospace/Industrial Instruments
373,600	Nordson	22,857
	Dispensing Systems for Adhesives & Coatings
587,000	ESCO Technologies	21,044
	Automatic Electric Meter Readers
445,000	Donaldson	18,930
	Industrial Air Filtration
585,000	Pentair	18,895
	Pumps & Water Treatment
235,000	Oshkosh	8,702
	Specialty Truck Manufacturer
195,000	MOOG (a)	5,700
	Motion Control Products for Aerospace, Defense & Industrial Markets
100,000	HEICO	3,596
	FAA Approved Aircraft Replacement Parts
71,800	Toro	3,002
	Turf Maintenance Equipment
77,000	Mine Safety Appliances	2,043
	Safety Equipment
50,000	Kaydon	1,788
	Specialized Friction & Motion Control Products
		130,553
	> Industrial Materials & Specialty Chemicals 0.9%
255,000	Drew Industries (a)	5,266
	RV & Manufactured Home Components
150,000	Albany International	3,369
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	2,182
	Refinery Catalysts & Other Specialty Chemicals

Number of Shares		Value (000)
65,000	Koppers Holdings	$1,979
	Integrated Provider of Carbon Compounds
		12,796
	> Steel 0.6%
540,000	GrafTech International (a)	8,397
	Industrial Graphite Materials Producer
		8,397
	> Other Industrial Services 0.5%
265,000	TrueBlue (a)	3,925
	Temporary Manual Labor
396,000	American Reprographics (a)	2,776
	Document Management & Logistics
		6,701
	> Industrial Distribution 0.4%
350,000	Interline Brands (a)	6,044
	Industrial Distribution
		6,044
	> Electrical Components 0.4%
145,000	Acuity Brands	5,168
	Commercial Lighting Fixtures
		5,168
	> Construction 0.4%
240,000	M/I Homes (a)	2,494
	Columbus-based Home Builder
110,000	Ritchie Brothers Auctioneers (b)	2,467
	Heavy Equipment Auctioneer
		4,961
	> Waste Management 0.3%
130,000	Waste Connections (a)	4,334
	Solid Waste Management
		4,334
	> Water 0.2%
550,000	Mueller Water Products	2,860
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,860
	> Outsourcing Services 0.2%
110,000	Quanta Services (a)	2,292
	Electrical & Telecom Construction Services
		2,292
Industrial Goods & Services: Total		184,106
Finance 12.5%
	> Finance Companies 5.1%
1,136,500	AmeriCredit (a)	21,639
	Auto Lending
407,900	World Acceptance (a)	14,615
	Personal Loans
365,000	GATX	10,494
	Rail Car Lessor
345,000	McGrath Rentcorp	7,714
	Temporary Space & IT Rentals
275,000	Aaron's (b)	7,626
	Rent to Own
625,000	H&E Equipment Services (a)	6,556
	Heavy Equipment Leasing

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Finance Companies—continued
230,000	CAI International (a)	$2,077
	International Container Leasing
99,200	Marlin Business Services (a)	786
	Small Equipment Leasing
		71,507
	> Banks 4.4%
935,182	Valley National Bancorp (b)	13,214
	New Jersey/New York Bank
492,125	MB Financial	9,705
	Chicago Bank
659,800	TCF Financial	8,986
	Great Lakes Bank
403,788	Lakeland Financial	6,965
	Indiana Bank
508,000	Pacific Continental	5,811
	Pacific N.W. Bank
127,200	SVB Financial Group (a)	5,303
	Bank to Venture Capitalists
213,600	Associated Banc-Corp	2,352
	Midwest Bank
215,000	Eagle Bancorp (a)	2,251
	Metro D.C. Bank
500,000	First Busey	1,945
	Illinois Bank
140,000	Wilmington Trust	1,728
	Delaware Trust Bank
90,000	TriCo Bancshares	1,498
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,124
	Colorado Bank
247,203	Green Bankshares (b)	878
	Tennessee Bank
		61,760
	> Brokerage & Money Management 1.4%
280,000	Eaton Vance	8,515
	Specialty Mutual Funds
750,000	MF Global (a)	5,212
	Futures Broker
155,000	Investment Technology Group (a)	3,054
	Electronic Trading
150,000	SEI Investments	2,628
	Mutual Fund Administration & Investment Management
		19,409
	> Savings & Loans 1.0%
600,000	ViewPoint Financial	8,646
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,924
	Northeast Thrift
42,231	K-Fed Bancorp (b)	371
	Los Angeles Savings & Loan
		13,941
	> Insurance 0.6%
120,000	Tower Group	2,809
	Commercial & Personal Lines Insurance

Number of Shares		Value (000)
110,000	Delphi Financial Group	$2,461
	Workers Compensation & Group Employee Benefit Products & Services
7,000	Markel (a)	2,380
	Specialty Insurance
		7,650
Finance: Total		174,267
Energy & Minerals 8.9%
	> Oil Services 5.0%
500,000	FMC Technologies (a)	28,920
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	27,067
	Offshore Drilling Contractor
95,000	Oceaneering International (a)	5,559
	Provider of Sub-sea Services & Manufactured Products
105,000	Bristow (a)	4,037
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
115,375	Exterran Holdings (a)	2,475
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	1,369
	Developing New Well Drilling Technologies
		69,427
	> Oil & Gas Producers 3.0%
925,000	Quicksilver Resources (a)	13,884
	Natural Gas & Coal Steam Gas Producer
485,000	Carrizo Oil & Gas (a)	12,848
	Oil & Gas Producer
218,800	Southwestern Energy (a)	10,546
	Oil & Gas Producer
111,200	Equitable Resources	4,884
	Natural Gas Producer & Utility
		42,162
	> Mining 0.5%
50,000	Core Laboratories (Netherlands)	5,906
	Oil & Gas Reservoir Consulting
143,247	PolyMet Mining (a)	438
	Copper & Nickel Miner
		6,344
	> Other Resources 0.4%
218,000	Layne Christensen (a)	6,259
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		6,259
Energy & Minerals: Total		124,192
Health Care 8.4%
	> Biotechnology & Drug Delivery 3.6%
298,000	Human Genome Sciences (a)	9,119
	Biotech Focused on HCV, Inflammation & Cancer
199,000	Acorda Therapeutics (a)	5,019
	Biopharma Company Focused on Nervous Disorder Drugs
266,000	BioMarin (a)	5,003
	Biotech Focused on Orphan Diseases

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
488,784	Seattle Genetics (a)	$4,966
	Antibody-based Therapies for Cancer
157,000	Auxilium Pharmaceuticals (a)	4,707
	Biotech Focused on Niche Disease Areas
565,000	Allos Therapeutics (a)	3,712
	Cancer Drug Development
65,000	United Therapeutics (a)	3,422
	Biotech Focused on Rare Diseases
357,000	Nektar Therapeutics (a)	3,327
	Drug Delivery Technologies
85,000	AMAG Pharmaceuticals (a)	3,233
	Biotech Focused on Niche Diseases
113,466	Myriad Genetics (a)	2,961
	Genetic Diagnostics
500,000	NPS Pharmaceuticals (a)	1,700
	Orphan Drugs & Healthy Royalties
127,800	InterMune (a)	1,667
	Drugs for Pulmonary Fibrosis & Hepatitis C
225,000	Micromet (a)(b)	1,499
	Next-generation Antibody Technology
18,181	Metabolex, Series A-1 (a)(d)	22
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	7
	Cardiovascular Biotech Company
100,000	IsoRay - Warrants (a)(d)	2
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	2
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
		50,369
	> Medical Equipment & Devices 2.0%
235,000	Alexion Pharmaceuticals (a)	11,473
	Biotech Focused on Orphan Diseases
134,000	Illumina (a)	4,107
	Leading Tools & Service Provider for Genetic Analysis
85,000	Orthofix International (a)	2,632
	Bone Fixation & Stimulation Devices
80,000	Sirona Dental Systems (a)	2,539
	Manufacturer of Dental Equipment
46,500	Gen-Probe (a)	1,995
	Molecular In-vitro Diagnostics
100,000	American Medical Systems (a)	1,929
	Medical Devices to Treat Urological Conditions
40,000	Kinetic Concepts (a)	1,506
	Wound Healing & Tissue Repair Products
199,720	Nanosphere (a)	1,286
	Molecular Diagnostics Company with Best of Breed Platform
		27,467
	> Health Care Services 1.6%
606,300	PSS World Medical (a)	13,684
	Distributor of Medical Supplies
170,000	Psychiatric Solutions (a)	3,594
	Behavioral Health Services

Number of Shares		Value (000)
45,000	Mednax (a)	$2,705
	Physician Management for Pediatric & Anesthesia Practices
283,000	eResearch Technology (a)	1,701
	Clinical Research Services
		21,684
	> Medical Supplies 1.0%
318,000	Cepheid (a)	3,969
	Molecular Diagnostics
180,000	Immucor (a)	3,643
	Automated Blood Typing Reagents
43,000	Techne	2,948
	Cytokines, Antibodies & Other Reagents for Life Science
53,000	Idexx Laboratories (a)(b)	2,832
	Diagnostic Equipment & Services for Veterinarians
		13,392
	> Pharmaceuticals 0.2%
56,000	Cephalon (a)	3,495
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		3,495
Health Care: Total		116,407
Other Industries 4.6%
	> Real Estate 4.1%
405,000	SL Green Realty	20,347
	Manhattan Office Buildings
276,796	Macerich (b)	9,951
	Regional Shopping Malls
170,000	Corporate Office Properties	6,227
	Office Buildings
1,450,000	Kite Realty Group	5,902
	Community Shopping Centers
100,000	Digital Realty Trust	5,028
	Technology-focused Office Buildings
90,000	American Campus Communities	2,529
	Student Housing
470,000	DCT Industrial Trust	2,359
	Industrial Properties
196,000	Extra Space Storage	2,264
	Self Storage Facilities
120,000	BioMed Realty Trust	1,894
	Life Science-focused Office Buildings
		56,501
	> Transportation 0.5%
344,720	Heartland Express	5,264
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	2,140
	Truck Sales & Services
		7,404
Other Industries: Total		63,905
Total Equities: 99.7% (Cost: $1,099,805)		1,384,914

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 1.2%
16,749,043	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.000%)	$16,749
Total Securities Lending Collateral: (Cost: $16,749)		16,749
Short-Term Obligation: 0.8%
	> Repurchase Agreement 0.8%
$11,015	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $11,239 (repurchase proceeds $11,015)	11,015
Total Short-Term Obligation: (Cost: $11,015)		11,015
Total Investments: 101.7% (Cost: $1,127,569)(f)		1,412,678
Obligation to Return Collateral for Securities Loaned: (1.2)%		(16,749)
Cash and Other Assets Less Liabilities: (0.5)%		(6,320)
Total Net Assets: 100.0%		$1,389,609

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $16,200.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliate	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$1,949	$-
Cavco Industries	287,900	50,000	10,000	327,900	11,778	-
Total of Affiliated Transactions	1,073,900	50,000	10,000	1,113,900	$13,727	$-

  The aggregate cost and value of these companies at December 31, 2009, were $16,520 and $13,727, respectively. Investments in the affiliated companies represented 1.0% of total net assets at December 31, 2009.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $34 which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A	2/11/00	18,181	$2,000	$22
Medicure - Warrants	12/22/06	738,060	-	7
IsoRay - Warrants	3/21/07	100,000	-	2
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	2
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	1
			$3,556	$34

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2009, for federal income tax purposes, the cost of investments was $1,127,912 and net unrealized appreciation was $284,766, consisting of gross unrealized appreciation of $457,844 and gross unrealized depreciation of $173,078.

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$491,584	$-	$-	$491,584
Consumer Goods & Services	230,453	-	-	230,453
Industrial Goods & Services	184,106	-	-	184,106
Finance	174,267	-	-	174,267
Energy & Minerals	124,192	-	-	124,192
Health Care	116,373	9	25	116,407
Other Industries	63,905	-	-	63,905
Total Equities	1,384,880	9	25	1,384,914
Total Securities Lending Collateral	16,749	-	-	16,749
Short-Term Obligation	-	11,015	-	11,015
Total Investments	$1,401,629	$11,024	$25	$1,412,678

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Health Care	$41	$-	$-	$(16)	$-	$-	$25
	$41	$-	$-	$(16)	$-	$-	$25

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(16). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Europe
> United Kingdom
Cobham	2,115,000	2,650,000
Schroders	270,000	310,000
Spice Group	0	1,502,200
> Netherlands
Smit Internationale	0	38,285
> France
Eutelsat (France)	138,000	188,000
> Germany
Wirecard	0	635,000
> Spain
Red Electrica de Espana (Spain)	175,000	195,000
> Switzerland
Bank Sarasin & Cie	24,800	90,000
Asia
> Japan
Ain Pharmaciez	95,300	160,000
Nomura Holdings	0	560,000
> Singapore
Olam International (Singapore)	5,500,000	6,100,000
> China
Zhaojin Mining Industry (China)	0	3,711,000
Other Countries
> Australia
United Group	0	487,000

	Number of Shares
	09/30/09	12/31/09
Sales
Europe
> United Kingdom
RPS Group	1,200,000	0
> France
SES	210,000	0
> Germany
Wincor Nixdorf	110,000	0
Asia
> Japan
Aeon Mall	296,000	0
> Hong Kong
NagaCorp (Hong Kong)	9,918,766	3,867,066
Other Countries
> Canada
Potash Corp. of Saskatchewan	117,400	80,000
> United States
Alexion Pharmaceuticals	220,000	90,000
Cephalon	85,000	0
> Israel
Israel Chemicals	1,203,000	310,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 93.3%
Europe 36.9%
	> United Kingdom 15.2%
2,350,000	Serco	$19,979
	Facilities Management
1,100,000	Capita Group	13,268
	White Collar, Back Office Outsourcing
2,650,000	Cobham	10,682
	Aerospace Components
525,000	Intertek Group	10,571
	Testing, Inspection & Certification Services
310,000	Schroders	6,617
	United Kingdom Top Tier Asset Manager
1,502,200	Spice Group	1,466
	United Kingdom Utility Outsourcing
		62,583
	> Netherlands 6.0%
169,162	Fugro	9,660
	Sub-sea Oilfield Services
252,000	Imtech	6,763
	Electromechanical & ICT Installation & Maintenance
41,000	Core Laboratories	4,843
	Oil & Gas Reservoir Consulting
38,285	Smit Internationale	3,296
	Harbor & Offshore Towage & Marine Services
		24,562
	> France 4.3%
89,500	Neopost	7,394
	Postage Meter Machines
188,000	Eutelsat	6,032
	Fixed Satellite Services
102,000	Zodiac Aerospace	4,257
	Leading Supplier to the Aerospace Industry
		17,683
	> Germany 3.2%
635,000	Wirecard	8,730
	Online Payment Processing & Risk Management
174,000	Rhoen-Klinikum	4,256
	Health Care Services
		12,986
	> Spain 2.6%
195,000	Red Electrica de Espana	10,807
	Spanish Power Transmission
		10,807
	> Sweden 2.4%
669,000	Hexagon	9,827
	Measurement Equipment
		9,827
	> Switzerland 1.7%
35,700	Kuehne & Nagel	3,454
	Freight Forwarding/Logistics
90,000	Bank Sarasin & Cie (a)	3,401
	Private Banking
		6,855

Number of Shares		Value (000)
	> Ireland 0.8%
1,130,000	United Drug	$3,448
	Irish Pharmaceutical Wholesaler & Outsourcer
		3,448
	> Denmark 0.7%
29,000	Novozymes	3,007
	Industrial Enzymes
		3,007
Europe: Total		151,758
Asia 35.1%
	> Japan 14.6%
1,277,000	Kansai Paint	10,603
	Paint Producer in Japan, India, China & Southeast Asia
9,000	Jupiter Telecommunications	8,916
	Largest Cable Service Provider in Japan
189,300	Benesse	7,916
	Education Service Provider
634,300	Rohto Pharmaceutical	7,301
	Health & Beauty Products
3,540	Seven Bank	7,031
	ATM Processing Services
900	Orix JREIT	4,473
	Diversified REIT
560,000	Nomura Holdings	4,127
	Brokerage, Dealing, Underwriting & Asset Management
160,000	Ain Pharmaciez	3,839
	Dispensing Pharmacy/Drugstore Operator
435,000	Kamigumi	3,161
	Port Cargo Handling & Logistics
307,000	Suruga Bank	2,663
	Regional Bank
		60,030
	> Singapore 6.6%
7,500,000	Ascendas REIT	11,745
	Singapore Industrial Property Landlord
6,100,000	Olam International	11,424
	Agriculture Supply Chain Manager
702,000	Singapore Exchange	4,138
	Singapore Equity & Derivatives Market Operator
		27,307
	> South Korea 6.6%
73,100	NHN (a)	12,071
	South Korea's Largest Online Search Engine
49,204	MegaStudy	10,082
	Online Education Service Provider
151,000	Woongjin Coway	4,978
	South Korean Household Appliance Rental Service Provider
		27,131
	> China 4.7%
3,711,000	Zhaojin Mining Industry	7,320
	Gold Mining & Refining in China
6,731,000	Jiangsu Expressway	5,988
	Chinese Toll Road Operator

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
1,752,700	Shandong Weigao	$5,821
	Vertically Integrated Hospital Consumable Manufacturer
		19,129
	> Hong Kong 2.6%
434,700	Hong Kong Exchanges and Clearing	7,739
	Hong Kong Equity & Derivatives Market Operator
1,259,800	Lifestyle International	2,337
	Mid to High-end Department Store Operator in Hong Kong & China
3,867,066	NagaCorp	427
	Casino/Entertainment Complex in Cambodia
		10,503
Asia: Total		144,100
Other Countries 21.3%
	> Canada 7.9%
701,250	Eldorado Gold (a)	10,004
	Gold Miner in Turkey, Greece, China & Brazil
615,000	Pacific Rubiales Energy (a)	9,085
	Oil Production & Exploration in Colombia
80,000	Potash Corp. of Saskatchewan	8,680
	World's Largest Producer of Potash
172,000	CCL Industries	4,646
	Leading Global Label Manufacturer
		32,415
	> South Africa 6.2%
630,000	Naspers	25,566
	Media in Africa & Other Emerging Markets
		25,566
	> United States 4.7%
61,000	Diamond Offshore	6,004
	Offshore Drilling Contractor
80,000	Oceaneering International (a)	4,681
	Provider of Sub-sea Services & Manufactured Products
90,000	Alexion Pharmaceuticals (a)	4,394
	Biotech Focused on Orphan Diseases
115,000	Atwood Oceanics (a)	4,123
	Offshore Drilling Contractor
		19,202
	> Australia 1.5%
487,000	United Group	6,201
	Engineering & Facilities Management
		6,201
	> Israel 1.0%
310,000	Israel Chemicals	4,048
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,048
Other Countries: Total		87,432
Total Equities: 93.3% (Cost: $302,588)		383,290

Number of Shares or Principal Amount (000)		Value (000)
Exchange Traded Fund: 1.0%
325,000	iShares MSCI Taiwan Index Fund	$4,215
	Taiwan Exchange Traded Fund
Total Exchange Traded Fund: (Cost: $3,231)		4,215
Short-Term Obligations: 5.9%
	> Repurchase Agreement 5.4%
$21,979	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $22,423 (repurchase proceeds $21,979)	21,979
		21,979
	> Commercial Paper 0.5%
2,000	Toyota Motor Credit 0.16% due 1/04/10	2,000
		2,000
Total Short-Term Obligations: (Amortized Cost: $23,979)		23,979
Total Investments: 100.2% (Cost: $329,798)(b)(c)		411,484
Cash and Other Assets Less Liabilities: (0.2)%		(809)
Total Net Assets: 100.0%		$410,675

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2009, for federal income tax purposes, the cost of investments was $333,882 and net unrealized appreciation was $77,602, consisting of gross unrealized appreciation of $87,792 and gross unrealized depreciation of $10,190.

(c)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$64,643	15.8
British Pound	62,583	15.2
U.S. Dollar	60,919	14.8
Japanese Yen	60,030	14.6
Hong Kong Dollar	29,632	7.2
Singapore Dollar	27,307	6.7
South Korean Won	27,131	6.6
South African Rand	25,566	6.2
Canadian Dollar	23,735	5.8
Other currencies less than 5% of total net assets	29,938	7.3
	$411,484	100.2

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$4,843	$146,915	$-	$151,758
Asia	-	144,100	-	144,100
Other Countries	51,617	35,815	-	87,432
Total Equities	56,460	326,830	-	383,290
Total Exchange Traded Fund	4,215	-	-	4,215
Total Short-Term Obligations	-	23,979	-	23,979
Total Investments	$60,675	$350,809	$-	$411,484

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2009, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Outsourcing Services	$46,137	11.2
Other Industrial Services	31,246	7.6
Industrial Materials & Specialty Chemicals	17,658	4.3
Electrical Components	10,682	2.6
Machinery	7,394	1.8
	113,117	27.5
> Information
TV Broadcasting	25,566	6.2
Financial Processors	20,607	5.0
Internet Related	12,071	3.0
Instrumentation	9,827	2.4
CATV	8,916	2.2
Satellite Broadcasting & Services	6,032	1.5
	83,019	20.3
> Energy & Minerals
Mining	30,847	7.5
Oil Services	24,468	6.0
Oil & Gas Producers	9,085	2.2
	64,400	15.7
> Consumer Goods & Services
Other Consumer Services	25,313	6.2
Nondurables	11,947	2.9
Retail	3,839	0.9
Casinos & Gaming	427	0.1
	41,526	10.1
> Other Industries
Real Estate	16,218	4.0
Transportation	12,445	3.0
Regulated Utilities	10,807	2.6
	39,470	9.6
> Finance
Brokerage & Money Management	14,145	3.4
Banks	9,694	2.4
	23,839	5.8

	Value (000)	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$10,215	2.5
Health Care Services	4,256	1.0
Pharmaceuticals	3,448	0.8
	17,919	4.3
Total Equities:	383,290	93.3
Exchange Traded Fund:	4,215	1.0
Short-Term Obligations:	23,979	5.9
Total Investments:	411,484	100.2
Cash and Other Assets Less Liabilities:	(809)	(0.2)
Net Assets:	$410,675	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/09	12/31/09
Purchases
Consumer Goods & Services
Abercrombie & Fitch	750,000	1,650,000
GLG Life Tech (Canada)	0	108,000
ITT Educational Services	825,000	1,000,000
Safeway	3,500,000	3,600,000
Steelcase	2,612,994	3,000,000
Information
Globalstar	11,800,000	13,400,800
VisionChina Media - ADR (China)	4,121,817	4,250,000
WNS - ADR (India)	3,900,000	3,913,900
Energy & Minerals
Alange Energy (Colombia)	156,600	8,400,000
Houston American Energy	0	1,050,000
Cap-Link Ventures	0	17,144,000
Cap-Link Ventures-Warrants	0	17,144,000
Finance
Discover Financial Services	1,350,000	2,050,000
Industrial Goods & Services
Ametek	675,000	750,000

	Number of Shares
	09/30/09	12/31/09
Sales
Consumer Goods & Services
Career Education	1,300,000	977,000
Gap	575,000	0
Hertz	7,750,000	7,500,000
NagaCorp (Hong Kong)	76,000,000	29,633,051
SkillSoft - ADR	9,200,000	9,000,000
Information
American Tower	950,000	900,000
CardTronics	3,430,343	2,620,000
China Mass Media - ADR (China)	2,017,600	1,662,685
Discovery Communications, Series C	1,125,000	400,000
Hackett Group	1,334,442	1,000,000
Novell	8,100,000	7,000,000
Energy & Minerals
FMC Technologies	600,000	0
Synthesis Energy Systems (China)	2,500,000	2,200,000
Tetra Technologies	6,400,000	5,000,000
Uranium One (South Africa)	9,150,000	8,500,000
Finance
Conseco	14,900,000	13,500,000
MF Global	5,800,000	5,500,000
SEI Investments	1,250,000	1,100,000
Industrial Goods & Services
Donaldson	250,000	0
Expeditors International of Washington	850,000	600,000
Mobile Mini	750,000	117,328
Quanta Services	2,300,000	1,950,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2009

Number of Shares		Value (000)
		Equities: 92.2%
Consumer Goods & Services 31.8%
	> Educational Services 11.2%
1,000,000	ITT Educational Services (a)	$95,960
	Post-secondary Degree Services
9,000,000	SkillSoft - ADR (a)(b)	94,320
	Web-based Learning Solutions (E-Learning)
977,000	Career Education (a)	22,774
	Post-secondary Education
950,000	Princeton Review (a)	3,857
	College Preparation Courses
		216,911
	> Travel 8.0%
7,500,000	Hertz (a)	89,400
	Largest U.S. Rental Car Operator
2,600,000	Expedia (a)	66,846
	Online Travel Services Company
		156,246
	> Retail 6.9%
3,600,000	Safeway	76,644
	Supermarkets
1,650,000	Abercrombie & Fitch	57,502
	Teen Apparel Retailer
		134,146
	> Apparel 2.6%
1,400,000	Coach	51,142
	Designer & Retailer of Branded Leather Accessories
		51,142
	> Casinos & Gaming 2.0%
325,000,000	RexLot Holdings (China)	36,280
	Lottery Equipment Supplier in China
29,633,051	NagaCorp (Hong Kong)	3,274
	Casino/Entertainment Complex in Cambodia
		39,554
	> Furniture & Textiles 1.0%
3,000,000	Steelcase	19,080
	Office Furniture
		19,080
	> Food & Beverage 0.1%
108,000	GLG Life Tech (Canada) (a)	826
	Produce an All-natural Sweetener Extracted from the Stevia Plant
17,500,000	Fu Ji Food & Catering Services (China) (a)(c)	181
	Food Catering Service Provider in China
		1,007
Consumer Goods & Services: Total		618,086
Information 22.4%
	> Mobile Communications 6.6%
1,550,000	Crown Castle International (a)	60,512
	Communications Towers
900,000	American Tower (a)	38,889
	Communications Towers in USA & Latin America

Number of Shares		Value (000)
505,000	SBA Communications (a)	$17,251
	Communications Towers
13,400,800	Globalstar (a)(b)(d)	11,659
	Satellite Mobile Voice & Data Carrier
		128,311
	> Contract Manufacturing 4.7%
8,200,000	Sanmina-SCI (a)(b)	90,446
	Electronic Manufacturing Services
		90,446
	> Computer Services 3.2%
3,913,900	WNS - ADR (India) (a)(b)(d)	58,904
	Offshore BPO (Business Process Outsourcing) Services
1,000,000	Hackett Group (a)	2,780
	IT Integration & Best Practice Research
		61,684
	> Advertising 2.6%
4,250,000	VisionChina Media - ADR (China) (a)(b)(d)	46,410
	Advertising on Digital Screens in China's Mass Transit System
1,662,685	China Mass Media - ADR (China) (a)(b)(d)	4,290
	Media Planning Agency in China
		50,700
	> Computer Hardware & Related Equipment 1.8%
750,000	Amphenol	34,635
	Electronic Connectors
		34,635
	> Business Software 1.5%
7,000,000	Novell (a)	29,050
	Directory, Operating System & Identity Management Software
		29,050
	> Financial Processors 1.5%
2,620,000	CardTronics (a)(b)	29,003
	Operates the World's Largest Network of ATMs
		29,003
	> CATV 0.5%
400,000	Discovery Communications, Series C (a)	10,608
	CATV Programming
		10,608
Information: Total		434,437
Energy & Minerals 15.7%
	> Oil & Gas Producers 8.5%
4,966,666	Pacific Rubiales Energy (Canada) (a)(e)	73,004
1,483,334	Pacific Rubiales Energy (Canada) (a)	21,913
	Oil Production & Exploration in Colombia
32,240,000	Canacol Energy (Canada) (a)(b)(e)	18,835
	Oil Producer in South America

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
2,500,000	Gran Tierra Energy (Canada) (a)	$14,342
	Oil Exploration & Production in Colombia, Peru & Argentina
17,144,000	Cap-Link Ventures (a)(e)	7,213
17,144,000	Cap-Link Ventures-Warrants (a)(e)	4,590
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
25,883,000	ShaMaran Petroleum (Canada) (a)(b)(e)	10,691
5,117,000	ShaMaran Petroleum (Canada) (a)(b)	2,202
	Oil Exploration in Kurdistan
1,050,000	Houston American Energy	6,468
	Oil & Gas Exploration/Production in Colombia
8,400,000	Alange Energy (Colombia) (a)	5,060
	Oil & Gas Exploration/Production in Colombia
		164,318
	> Alternative Energy 3.1%
1,900,000	Canadian Solar (China) (a)(d)	54,758
	Solar Cell & Module Manufacturer
1,400,000	Real Goods Solar (a)(b)	4,410
	Residential Solar Energy Installer
2,200,000	Synthesis Energy Systems (China) (a)	2,041
	Owner/Operator of Gasification Plants
		61,209
	> Oil Services 2.8%
5,000,000	Tetra Technologies (a)(b)	55,400
	U.S.-based Services Company with Life of Field Approach
		55,400
	> Mining 1.3%
8,500,000	Uranium One (South Africa) (a)	24,545
	Uranium Mines in Kazakhstan, the U.S. & Australia
		24,545
Energy & Minerals: Total		305,472
Finance 10.0%
	> Brokerage & Money Management 5.0%
1,300,000	Eaton Vance	39,533
	Specialty Mutual Funds
5,500,000	MF Global (a)	38,225
	Futures Broker
1,100,000	SEI Investments	19,272
	Mutual Fund Administration & Investment Management
		97,030
	> Insurance 3.5%
13,500,000	Conseco (a)(b)	67,500
	Life, Long-term Care & Medical Supplement Insurance
		67,500

Number of Shares		Value (000)
	> Credit Cards 1.5%
2,050,000	Discover Financial Services	$30,156
	Credit Card Company
		30,156
Finance: Total		194,686
Industrial Goods & Services 9.1%
	> Waste Management 2.6%
1,500,000	Waste Management	50,715
	U.S. Garbage Collection & Disposal
		50,715
	> Outsourcing Services 2.1%
1,950,000	Quanta Services (a)	40,638
	Electrical & Telecom Construction Services
		40,638
	> Machinery 1.5%
750,000	Ametek	28,680
	Aerospace/Industrial Instruments
		28,680
	> Industrial Materials & Specialty Chemicals 1.3%
1,000,000	Nalco Holding Company	25,510
	Provider of Water Treatment & Process Chemicals & Services
18,263	ChemSpec International - ADR (China) (a)	120
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		25,630
	> Other Industrial Services 1.2%
600,000	Expeditors International of Washington	20,838
	International Freight Forwarder
117,328	Mobile Mini (a)	1,653
	Portable Storage Units Leasing
		22,491
	> Industrial Distribution 0.4%
90,000	WW Grainger	8,715
	Industrial Distribution
		8,715
Industrial Goods & Services: Total		176,869
Other Industries 3.2%
	> Transportation 3.2%
1,300,000	JB Hunt Transport Services	41,951
	Truck & Intermodal Carrier
1,125,000	American Commercial Lines (a)(b)	20,621
	Operator of Inland Barges/Builder of Barges & Vessels
		62,572
Other Industries: Total		62,572

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Health Care —%
	> Health Care Services —%
27,500	Emdeon (a)	$419
	Revenue & Payment Cycle Management
		419
Health Care: Total		419
Total Equities: 92.2% (Cost: $1,551,056)		1,792,541
Securities Lending Collateral: 0.2%
3,884,667	Dreyfus Government Cash Management Fund (7 day yield of 0.000%) (f)	3,885
Total Securities Lending Collateral: (Cost: $3,885)		3,885
Short-Term Obligations: 8.0%
	> Repurchase Agreement 7.5%
$146,852	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 4/01/10, market value $149,790 (repurchase proceeds $146,852)	146,852
		146,852
	> Commercial Paper 0.5%
9,300	Toyota Motor Credit 0.16% due 1/04/10	9,300
		9,300
Total Short-Term Obligations: (Amortized Cost: $156,152)		156,152
Total Investments: 100.4% (Cost: $1,711,093)(g)		1,952,578
Obligation to Return Collateral for Securities Loaned: (0.2)%		(3,885)
Cash and Other Assets Less Liabilities: (0.2)%		(3,848)
Total Net Assets: 100.0%		$1,944,845

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in affiliated companies during the twelve months ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions		Balance of Shares Held 12/31/09	Value	Dividend
American Commercial Lines	3,803,849	696,151	3,375,000	**	1,125,000	$20,621	$-
Canacol Energy	-	32,240,000	-		32,240,000	18,835
Canadian Solar*	1,825,000	400,000	325,000		1,900,000	54,758	-
CardTronics	3,560,000	140,000	1,080,000		2,620,000	29,003	-
China Mass Media - ADR	2,350,000	-	687,315		1,662,685	4,290	-
Conseco	14,950,000	-	1,450,000		13,500,000	67,500	-
Globalstar	10,000,000	4,600,800	1,200,000		13,400,800	11,659	-
Real Goods Solar	1,500,000	-	100,000		1,400,000	4,410	-
Sanmina-SCI	50,200,000	-	42,000,000	***	8,200,000	90,446	-
ShaMaran Petroleum	-	31,000,000	-		31,000,000	12,893
SkillSoft - ADR	9,500,000	-	500,000		9,000,000	94,320	-
Synthesis Energy Systems*	2,800,000	-	600,000		2,200,000	2,041	-
Tetra Technologies	6,150,000	1,050,000	2,200,000		5,000,000	55,400	-
VisionChina Media - ADR	3,118,900	1,131,100	-		4,250,000	46,410
WNS - ADR	3,100,000	859,975	46,075		3,913,900	58,904	-
Total of Affiliated Transactions	112,857,749	72,118,026	53,563,390		131,412,385	$571,490	$-

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effect of a 1:4 reverse stock split.

***  Includes the effect of a 1:6 reverse stock split.

  The aggregate cost and value of these companies at December 31, 2009, were $705,100 and $571,490, respectively. Investments in affiliated companies represented 29.4% of total net assets at December 31, 2009.

(c)  Illiquid security.

(d)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $3,749.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $114,333, which represented 5.88% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Canacol Energy	9/23/09	32,240,000	$8,397	$18,835
Pacific Rubiales Energy	7/12/07	4,966,666	19,942	73,004
Cap-Link Ventures	11/20/09	17,144,000	3,499	7,213
Cap-Link Ventures-Warrants	11/20/09	17,144,000	2,226	4,590
ShaMaran Petroleum	9/15/09	25,883,000	18,117	10,691
			$52,181	$114,333

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $1,729,836 and net unrealized appreciation was $222,742, consisting of gross unrealized appreciation of $585,007 and gross unrealized depreciation of $362,265.

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$578,351	$39,554	$181	$618,086
Information	434,437	-	-	434,437
Energy & Minerals	191,139	114,333	-	305,472
Finance	194,686	-	-	194,686
Industrial Goods & Services	176,869	-	-	176,869
Other Industries	62,572	-	-	62,572
Health Care	419	-	-	419
Total Equities	1,638,473	153,887	181	1,792,541
Total Securities Lending Collateral	3,885	-	-	3,885
Total Short-Term Obligations	-	156,152	-	156,152
Total Investments	$1,642,358	$310,039	$181	$1,952,578

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities
Consumer Goods & Services	$-	$-	$-	$(14,925)	$-	$15,106	$181
	$-	$-	$-	$(14,925)	$-	$15,106	$181

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(14,925). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2009

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 85.0%
2,728,249	Columbia Large Cap Enhanced Core Fund, Class Z	$29,383
1,982,660	Columbia Dividend Income Fund, Class Z	23,495
720,997	Columbia Acorn Fund, Class Z	17,794
1,018,204	Columbia Marsico Growth Fund, Class Z	17,605
513,283	Columbia Acorn International, Class Z	17,585
510,373	Columbia Acorn Select, Class Z	11,932
Total Stock Funds (Cost: $119,130)		117,794
	> Bond Funds: 14.5%
1,148,436	Columbia Intermediate Bond Fund, Class Z	10,095
535,341	Columbia U.S. Treasury Index Fund, Class Z	5,932
551,500	Columbia Conservative High Yield Fund, Class Z	4,125
Total Bond Funds (Cost: $19,764)		20,152
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$787	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 9/17/10, market value $806 (repurchase proceeds $787)	787
Total Short-Term Obligation (Cost: $787)		787
Total Investments: 100.1% (Cost: $139,681)(a)		138,733
Cash and Other Assets Less Liabilities: (0.1)%		(144)
Total Net Assets: 100.0%		$138,589

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2009, for federal income tax purposes, the cost of investments was $140,157 and net unrealized depreciation was $1,424, consisting of gross unrealized appreciation of $8,876 and gross unrealized depreciation of $10,300.

  The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$117,794	$-	$-	$117,794
Total Bond Funds	20,152	-	-	20,152
Total Short-Term Obligation	-	787	-	787
Total Investments	$137,946	$787	$-	$138,733

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2009	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,848,115	$3,281,798	$1,111,049	$329,798		$1,005,993		$787
Affiliated investments, at cost (See Note 4)	3,167,879	77,410	16,520	—		705,100		138,894
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $175,896; Columbia Acorn International $25,743; Columbia Acorn USA $16,200; Columbia Acorn International Select $–; Columbia Acorn Select $3,749; Columbia Thermostat Fund $–)	$11,210,831	$4,300,923	$1,398,951	$411,484		$1,381,088		$787
Affiliated investments, at value (See Note 4)	3,750,852	114,524	13,727	—		571,490		137,946
Cash	34	—	— *	—		—		1
Foreign currency (cost: Columbia Acorn Fund $3,308; Columbia Acorn International $29,329; Columbia Acorn International Select $25; Columbia Acorn Select $113)	3,453	29,594	—	25		113		—
Net unrealized appreciation on forward foreign currency exchange contracts	—	6,689	—	—		—		—
Receivable for:
Investments sold	19,206	8,744	6,072	5		178		273
Fund shares sold	14,294	8,161	604	769		2,479		93
Dividends and interest	7,667	4,939	649	368		892		—
Securities lending income	89	27	10	—		4		—
Foreign tax reclaims	166	1,030	—	16		—		—
Trustees' Deferred Compensation Investments	3,145	876	244	—		288		—
Other assets	92	25	8	3		11		1
Total Assets	15,009,829	4,475,532	1,420,265	412,670		1,956,543		139,101
Liabilities:
Payable to custodian bank	—	9	—	—	*	4		—
Collateral on securities loaned	183,434	26,644	16,749	—		3,885		—
Expense reimbursement due to Advisor	—	—	—	—	*	—		6
Net unrealized depreciation on forward foreign currency exchange contracts	—	4,205	—	—		—		—
Payable for:
Investments purchased	44,749	4,766	1,144	189		48		—
Fund shares redeemed	37,841	2,725	11,007	1,259		5,221		327
Management fee	7,895	2,855	999	327		1,321		12
Administration fee	502	152	47	14		66		5
12b-1 Service & Distribution fees	1,567	217	78	25		242		48
Reports to shareholders	785	327	108	46		191		41
Deferred Trustees' fees	3,145	876	244	44		288		28
Transfer agent fees	2,095	405	230	37		329		30
Trustees' fees	— *	— *	2	—	*	—	*	—	*
Custody fees	181	289	5	22		50		—
Chief compliance officer expenses	27	8	2	1		4		—	*
Foreign capital gains tax	200	1,217	—	—		—		—
Other liabilities	257	99	41	31		49		15
Total Liabilities	282,678	44,794	30,656	1,995		11,698		512
Net Assets	$14,727,151	$4,430,738	$1,389,609	$410,675		$1,944,845		$138,589
Composition of Net Assets:
Paid in capital	$11,247,302	$3,962,215	$1,228,860	$405,974		$1,850,202		$166,320
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(20,794)	39,113	(275)	1,978		(8,359)		1,247
Accumulated net realized gain/(loss)	(444,982)	(628,257)	(124,085)	(78,954)		(138,483)		(28,030)
Net unrealized appreciation/(depreciation) on:
Investments	3,945,689	1,056,239	285,109	81,686		241,485		(948)
Foreign capital gains tax	(200)	(1,217)	—	—		—		—
Foreign currency translations	136	2,645	—	(9)		—	*	—
Net Assets	$14,727,151	$4,430,738	$1,389,609	$410,675		$1,944,845		$138,589
Net asset value per share – Class A (a)	$23.98	$34.13	$22.43	$23.39		$22.81		$10.90
(Net assets/shares)	($2,937,761/122,497)	($578,599/16,955)	($178,605/7,962)	($64,664/2,764)		($522,443/22,908)		($42,976/3,943)
Maximum offering price per share – Class A (b)	$25.44	$36.21	$23.80	$24.82		$24.20		$11.56
(Net asset value per share/front- end sales charge)	($23.98/0.9425)	($34.13/0.9425)	($22.43/0.9425)	($23.39/0.9425)		($22.81/0.9425)		($10.90/0.9425)
Net asset value and offering price per share – Class B (a)	$22.43	$33.22	$20.99	$22.34		$21.41		$10.93
(Net assets/shares)	($525,072/23,411)	($38,835/1,169)	($20,903/996)	($3,887/174)		($88,004/4,111)		($32,758/2,997)
Net asset value and offering price per share – Class C (a)	$22.23	$33.08	$20.84	$22.21		$21.25		$10.91
(Net assets/shares)	($736,818/33,142)	($85,625/2,588)	($32,508/1,560)	($11,096/500)		($93,121/4,382)		($21,090/1,933)
Net asset value and offering price per share – Class Z (c)	$24.68	$34.26	$23.19	$23.64		$23.38		$10.80
(Net assets/shares)	($10,527,500/426,515)	($3,727,679/108,818)	($1,157,593/49,909)	($331,028/14,003)		($1,241,277/53,093)		($41,765/3,866)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2009

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$97,974	$78,907	$7,290	$7,141	$7,661	$—
Dividend income from affiliates (See Note 4)	17,346	3,000	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,149
Interest income	459	149	23	16	68	— *
Securitites lending income	957	174	139	1	282	—
	116,736	82,230	7,452	7,158	8,011	2,149
Foreign taxes withheld	(1,865)	(6,487)	(5)	(521)	—	—
Total Investment Income	114,871	75,743	7,447	6,637	8,011	2,149
Expenses:
Management fee	77,909	26,444	9,677	3,039	12,761	128
Administration fee	5,179	1,459	477	138	666	55
12b-1 Service and Distribution fees:
Class A	6,042	1,076	372	137	1,086	99
Class B	3,969	279	162	29	581	245
Class C	6,373	676	269	98	769	204
Transfer agent fees:
Class A	1,927	681	135	81	434	77
Class B	1,309	122	62	15	241	77
Class C	950	149	39	25	147	44
Class Z	2,857	1,241	446	87	446	17
Custody fees	921	2,572	51	213	297	—
Trustees' fees	922	260	85	34	119	17
Reports to shareholders	2,065	909	328	167	478	121
Chief compliance officer expenses (See Note 4)	525	142	48	13	66	5
Other expenses	1,431	504	223	168	292	106
Total expenses	112,379	36,514	12,374	4,244	18,383	1,195
Less custody fees paid indirectly	— *	— *	— *	— *	— *	— *
Less reimbursement of expenses by Investment Advisor	—	—	—	(5)	—	(327)
Net Expenses	112,379	36,514	12,374	4,239	18,383	868
Net Investment Income/(Loss)	2,492	39,229	(4,927)	2,398	(10,372)	1,281
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	(227,130)	(248,697)	(20,041)	(31,361)	31,100	—
Affiliated investments (See Note 4)	(100,539)	(3,829)	(110)	—	(71,935)	(18,232)
Foreign currency transactions and forward foreign currency exchange contracts	(229)	4,140	—	(46)	589	—
Foreign capital gains tax	—	(1,789)	—	—	—	—
Distributions from affiliated investment company shares	—	—	—	—	—	1
Net realized loss	(327,898)	(250,175)	(20,151)	(31,407)	(40,246)	(18,231)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	3,343,556	1,554,069	437,114	127,658	521,773	—
Affiliated investments (See Note 4)	1,143,521	49,345	1,994	—	316,510	51,494
Foreign currency translations and forward foreign currency exchange contracts	134	6,043	—	(25)	(3)	—
Foreign capital gains tax	(200)	(1,217)	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	4,487,011	1,608,240	439,108	127,633	838,280	51,494
Net realized and unrealized gain	4,159,113	1,358,065	418,957	96,226	798,034	33,263
Net Increase in Net Assets resulting from Operations	$4,161,605	$1,397,294	$414,030	$98,624	$787,662	$34,544

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008 (a)	2009	2008 (a)	2009	2008 (a)
Operations:
Net investment income/(loss)	$2,492	$12,367	$39,229	$76,400	$(4,927)	$(5,465)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	(227,359)	234,120	(246,346)	(283,342)	(20,041)	(102,173)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(100,539)	(245,832)	(3,829)	(95,523)	(110)	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	3,343,490	(5,424,645)	1,558,895	(2,403,427)	437,114	(492,195)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	1,143,521	(1,918,721)	49,345	337	1,994	(3,773)
Net Increase/(Decrease) from Operations	4,161,605	(7,342,711)	1,397,294	(2,705,555)	414,030	(603,606)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(6,102)	(1,020)	—	—
Net realized gain – Class A	—	(91,100)	—	(9,807)	—	(8,248)
Net investment income – Class B	—	—	(290)	— *	—	—
Net realized gain – Class B	—	(26,893)	—	(1,332)	—	(1,748)
Net investment income – Class C	—	—	(348)	— *	—	—
Net realized gain – Class C	—	(28,315)	—	(2,146)	—	(1,740)
Net investment income – Class Z	(20,981)	(6,088)	(53,467)	(23,593)	—	—
Net realized gain – Class Z	—	(284,695)	—	(68,973)	—	(41,787)
Total Distributions to Shareholders	(20,981)	(437,091)	(60,207)	(106,871)	—	(53,523)
Share Transactions:
Subscriptions – Class A	639,685	612,669	181,444	277,346	54,531	53,928
Distributions reinvested – Class A	—	83,711	5,737	9,979	—	7,538
Redemptions – Class A	(744,769)	(1,151,023)	(140,626)	(207,715)	(66,724)	(69,749)
Net Increase/(Decrease) – Class A	(105,084)	(454,643)	46,555	79,610	(12,193)	(8,283)
Subscriptions – Class B	100	1,991	14	1,704	5	71
Distributions reinvested – Class B	—	24,675	264	1,209	—	1,615
Redemptions – Class B	(224,032)	(255,304)	(14,833)	(23,974)	(9,892)	(11,765)
Net Decrease – Class B	(223,932)	(228,638)	(14,555)	(21,061)	(9,887)	(10,079)
Subscriptions – Class C	58,069	62,517	14,494	20,234	2,513	3,931
Distributions reinvested – Class C	—	22,379	265	1,596	—	1,523
Redemptions – Class C	(151,419)	(287,537)	(18,021)	(43,103)	(5,210)	(10,090)
Net Increase/(Decrease) – Class C	(93,350)	(202,641)	(3,262)	(21,273)	(2,697)	(4,636)
Subscriptions – Class Z	1,484,719	1,526,416	671,256	664,727	246,578	213,395
Distributions reinvested – Class Z	17,690	251,789	38,426	64,910	—	37,687
Redemptions – Class Z	(1,364,770)	(2,162,613)	(486,805)	(912,602)	(190,623)	(190,501)
Net Increase/(Decrease) – Class Z	137,639	(384,408)	222,877	(182,965)	55,955	60,581
Net Increase/(Decrease) from Share Transactions	(284,727)	(1,270,330)	251,615	(145,689)	31,178	37,583
Redemption Fees	—	—	259	354	—	—
Increase from regulatory settlements (See Note 9)	40	—	1,210	—	5	—
Total Increase/(Decrease) in Net Assets	3,855,937	(9,050,132)	1,590,171	(2,957,761)	445,213	(619,546)
Net Assets:
Beginning of period	10,871,214	19,921,346	2,840,567	5,798,328	944,396	1,563,942
End of period	$14,727,151	$10,871,214	$4,430,738	$2,840,567	$1,389,609	$944,396
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(20,794)	$(2,116)	$39,113	$57,491	$(275)	$(157)

(a)  Certain items in the prior year financial statements were reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or net assets.

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008 (a)	2009	2008
Operations:
Net investment income/(loss)	$2,398	$2,451	$(10,372)	$(17,307)	$1,281	$3,146
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	(31,407)	(46,780)	31,689	(71,830)	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(71,935)	(15,794)	(18,231)	(9,015)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	127,633	(101,043)	521,770	(965,213)	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	316,510	(365,076)	51,494	(58,979)
Net Increase/(Decrease) from Operations	98,624	(145,372)	787,662	(1,435,220)	34,544	(64,848)
Distributions to Shareholders From:
Net investment income – Class A	(456)	—	—	—	(7)	(1,051)
Net realized gain – Class A	—	(984)	—	(25,410)	—	(337)
Net investment income – Class B	—	—	—	—	—	(657)
Net realized gain – Class B	—	(189)	—	(4,641)	—	(371)
Net investment income – Class C	—	—	—	—	—	(361)
Net realized gain – Class C	—	(288)	—	(4,551)	—	(201)
Net investment income – Class Z	(3,077)	(280)	—	—	(115)	(1,140)
Net realized gain – Class Z	—	(3,600)	—	(39,523)	—	(301)
Total Distributions to Shareholders	(3,533)	(5,341)	—	(74,125)	(122)	(4,419)
Share Transactions:
Subscriptions – Class A	30,670	47,637	98,691	131,376	5,619	21,460
Distributions reinvested – Class A	439	901	—	23,381	6	1,269
Redemptions – Class A	(28,558)	(21,936)	(190,444)	(377,780)	(14,381)	(14,939)
Net Increase/(Decrease) – Class A	2,551	26,602	(91,753)	(223,023)	(8,756)	7,790
Subscriptions – Class B	—	271	39	388	—	2,089
Distributions reinvested – Class B	—	170	—	4,147	—	943
Redemptions – Class B	(1,493)	(3,345)	(23,638)	(41,288)	(12,541)	(14,056)
Net Decrease – Class B	(1,493)	(2,904)	(23,599)	(36,753)	(12,541)	(11,024)
Subscriptions – Class C	1,872	7,847	6,147	8,177	1,960	17,881
Distributions reinvested – Class C	—	248	—	3,639	—	510
Redemptions – Class C	(3,109)	(4,044)	(21,888)	(51,407)	(10,176)	(8,717)
Net Increase/(Decrease) – Class C	(1,237)	4,051	(15,741)	(39,591)	(8,216)	9,674
Subscriptions – Class Z	127,520	175,091	278,829	387,091	2,684	23,041
Distributions reinvested – Class Z	833	1,768	—	29,748	106	1,339
Redemptions – Class Z	(59,794)	(84,177)	(310,353)	(373,486)	(6,183)	(8,008)
Net Increase/(Decrease) – Class Z	68,559	92,682	(31,524)	43,353	(3,393)	16,372
Net Increase/(Decrease) from Share Transactions	68,380	120,431	(162,617)	(256,014)	(32,906)	22,812
Redemption Fees	33	171	—	—	—	—
Increase from regulatory settlements (See Note 9)	265	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	163,769	(30,111)	625,045	(1,765,359)	1,516	(46,455)
Net Assets:
Beginning of period	246,906	277,017	1,319,800	3,085,159	137,073	183,528
End of period	$410,675	$246,906	$1,944,845	$1,319,800	$138,589	$137,073
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,978	$2,875	$(8,359)	$(180)	$1,247	$88

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	33,142	26,521	6,366	8,030	3,208	2,597
Shares issued in reinvestment and capital gains – Class A	—	3,428	208	248	—	302
Less shares redeemed – Class A	(39,655)	(49,918)	(5,549)	(6,693)	(3,839)	(3,306)
Net Increase/(Decrease) – Class A	(6,513)	(19,969)	1,025	1,585	(631)	(407)
Subscriptions – Class B	5	80	— *	44	— *	3
Shares issued in reinvestment and capital gains – Class B	—	1,065	10	30	—	68
Less shares redeemed – Class B	(12,472)	(11,645)	(588)	(768)	(582)	(573)
Net Decrease – Class B	(12,467)	(10,500)	(578)	(694)	(582)	(502)
Subscriptions – Class C	3,215	3,082	497	569	148	219
Shares issued in reinvestment and capital gains – Class C	—	975	10	41	—	65
Less shares redeemed – Class C	(8,764)	(13,528)	(740)	(1,414)	(327)	(514)
Net Increase/(Decrease) – Class C	(5,549)	(9,471)	(233)	(804)	(179)	(230)
Subscriptions – Class Z	75,517	63,561	23,146	19,040	14,152	9,874
Shares issued in reinvestment and capital gains – Class Z	750	10,170	1,391	1,609	—	1,466
Less shares redeemed – Class Z	(70,272)	(93,561)	(18,261)	(30,912)	(10,509)	(8,493)
Net Increase/(Decrease) – Class Z	5,995	(19,830)	6,276	(10,263)	3,643	2,847
Net Increase/(Decrease) in Shares of Beneficial Interest	(18,534)	(59,770)	6,490	(10,176)	2,251	1,708

*  Rounds to less than 500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	1,653	1,986	5,917	6,192	646	1,952
Shares issued in reinvestment and capital gains – Class A	22	30	—	901	1	147
Less shares redeemed – Class A	(1,497)	(959)	(11,758)	(18,425)	(1,674)	(1,454)
Net Increase/(Decrease) – Class A	178	1,057	(5,841)	(11,332)	(1,027)	645
Subscriptions – Class B	—	10	2	16	—	176
Shares issued in reinvestment and capital gains – Class B	—	6	—	168	—	104
Less shares redeemed – Class B	(85)	(149)	(1,512)	(2,059)	(1,410)	(1,344)
Net Decrease – Class B	(85)	(133)	(1,510)	(1,875)	(1,410)	(1,064)
Subscriptions – Class C	103	317	371	469	212	1,558
Shares issued in reinvestment and capital gains – Class C	—	9	—	148	—	56
Less shares redeemed – Class C	(174)	(183)	(1,474)	(2,581)	(1,207)	(861)
Net Increase/(Decrease) – Class C	(71)	143	(1,103)	(1,964)	(995)	753
Subscriptions – Class Z	6,808	7,667	15,845	17,670	307	1,994
Shares issued in reinvestment and capital gains – Class Z	42	58	—	1,123	12	153
Less shares redeemed – Class Z	(3,083)	(3,845)	(18,178)	(18,669)	(727)	(783)
Net Increase/(Decrease) – Class Z	3,767	3,880	(2,333)	124	(408)	1,364
Net Increase/(Decrease) in Shares of Beneficial Interest	3,789	4,947	(10,787)	(15,047)	(3,840)	1,698

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$17.22	$28.87	$29.02		$27.57		$25.93
Income from Investment Operations
Net investment income/(loss) (a)	(0.02)	(0.01)	0.05	(b)	0.05		0.07
Net realized and unrealized gain/(loss)	6.78	(10.98)	2.13		3.82		3.20
Total from Investment Operations	6.76	(10.99)	2.18		3.87		3.27
Less Distributions to Shareholders
From net investment income	—	—	(0.03)		(0.04)		(0.07)
From net realized gains	—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	—	(0.66)	(2.33)		(2.42)		(1.63)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$23.98	$17.22	$28.87		$29.02		$27.57
Total Return (d)	39.26%	(38.72)%	7.39	%(e)(f)	14.13	%(e)	12.76	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.07%	1.05%	1.02%		1.02%		1.03%
Net investment income/(loss) (g)	(0.12)%	(0.04)%	0.17%		0.17%		0.28%
Waiver/Reimbursement	—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$2,937,761	$2,221,100	$4,300,920		$4,067,868		$3,349,461

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$16.21	$27.39	$27.78		$26.61		$25.19
Income from Investment Operations
Net investment loss (a)	(0.14)	(0.15)	(0.11	)(b)	(0.13)		(0.11)
Net realized and unrealized gain/(loss)	6.36	(10.37)	2.02		3.68		3.09
Total from Investment Operations	6.22	(10.52)	1.91		3.55		2.98
Less Distributions to Shareholders
From net realized gains	—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	—	(0.66)	(2.30)		(2.38)		(1.56)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$22.43	$16.21	$27.39		$27.78		$26.61
Total Return (d)	38.37%	(39.11)%	6.76	%(e)(f)	13.43	%(e)	11.98	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.74%	1.65%	1.59%		1.66%		1.72%
Net investment loss (g)	(0.77)%	(0.64)%	(0.39)%		(0.48)%		(0.42)%
Waiver/Reimbursement	—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$525,072	$581,587	$1,270,292		$1,404,165		$1,422,580

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$16.09	$27.25	$27.70		$26.58		$25.18
Income from Investment Operations
Net investment loss (a)	(0.17)	(0.19)	(0.18	)(b)	(0.17)		(0.13)
Net realized and unrealized gain/(loss)	6.31	(10.31)	2.03		3.67		3.09
Total from Investment Operations	6.14	(10.50)	1.85		3.50		2.96
Less Distributions to Shareholders
From net realized gains	—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	—	(0.66)	(2.30)		(2.38)		(1.56)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$22.23	$16.09	$27.25		$27.70		$26.58
Total Return (d)	38.16%	(39.23)%	6.56	%(e)(f)	13.25	%(e)	11.90	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.89%	1.83%	1.79%		1.80%		1.82%
Net investment loss (g)	(0.93)%	(0.82)%	(0.60)%		(0.61)%		(0.51)%
Waiver/Reimbursement	—	—	0.00	%(h)	0.02%		0.02%
Portfolio turnover rate	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$736,818	$622,665	$1,312,243		$1,345,520		$1,220,339

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.03	$43.42	$40.07		$33.20		$28.75
Income from Investment Operations
Net investment income (a)	0.23	0.47	0.27		0.23		0.22
Net realized and unrealized gain/(loss)	11.27	(20.20)	6.52		10.87		5.84
Total from Investment Operations	11.50	(19.73)	6.79		11.10		6.06
Less Distributions to Shareholders
From net investment income	(0.41)	(0.06)	(0.08)		(0.32)		(0.53)
From net realized gains	—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.41)	(0.66)	(3.44)		(4.23)		(1.61)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.01	—	—		—		—
Net Asset Value, End of Period	$34.13	$23.03	$43.42		$40.07		$33.20
Total Return (c)	50.40%	(46.09)%	16.90	%(d)	34.16	%(d)	21.42	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.36%	1.31%	1.23%		1.24%		1.30%
Net investment income (e)	0.85%	1.36%	0.60%		0.61%		0.72%
Waiver/Reimbursement	—	—	0.00	%(f)	0.01%		0.02%
Portfolio turnover rate	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$578,599	$366,820	$622,901		$313,401		$142,204

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.41	$42.46	$39.39		$32.71		$28.18
Income from Investment Operations
Net investment income/(loss) (a)	0.08	0.27	0.04		(0.00	)(b)	0.02
Net realized and unrealized gain/(loss)	10.92	(19.72)	6.39		10.66		5.73
Total from Investment Operations	11.00	(19.45)	6.43		10.66		5.75
Less Distributions to Shareholders
From net investment income	(0.20)	—	(0.00	)(b)	(0.07)		(0.14)
From net realized gains	—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.20)	(0.60)	(3.36)		(3.98)		(1.22)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.01	—	—		—		—
Net Asset Value, End of Period	$33.22	$22.41	$42.46		$39.39		$32.71
Total Return (c)	49.36%	(46.41)%	16.25	%(d)	33.26	%(d)	20.57	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.03%	1.90%	1.81%		1.89%		2.01%
Net investment income/(loss) (e)	0.29%	0.77%	0.08%		(0.01)%		0.08%
Waiver/Reimbursement	—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$38,835	$39,153	$103,631		$94,165		$73,572

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.30	$42.32	$39.35		$32.68		$28.19
Income from Investment Operations
Net investment income/(loss) (a)	0.02	0.21	(0.06)		(0.05)		(0.00	)(b)
Net realized and unrealized gain/(loss)	10.89	(19.63)	6.39		10.66		5.71
Total from Investment Operations	10.91	(19.42)	6.33		10.61		5.71
Less Distributions to Shareholders
From net investment income	(0.14)	—	(0.00	)(b)	(0.03)		(0.14)
From net realized gains	—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.14)	(0.60)	(3.36)		(3.94)		(1.22)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.01	—	—		—		—
Net Asset Value, End of Period	$33.08	$22.30	$42.32		$39.35		$32.68
Total Return (c)	49.12%	(46.50)%	16.01	%(d)	33.14	%(d)	20.45	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.17%	2.08%	1.99%		2.01%		2.09%
Net investment income/(loss) (e)	0.07%	0.60%	(0.14)%		(0.14)%		(0.01)%
Waiver/Reimbursement	—	—	0.00	%(f)	0.01%		0.02%
Portfolio turnover rate	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$85,625	$62,906	$153,416		$99,425		$47,325

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$15.90	$27.23	$28.02		$26.52		$24.77
Income from Investment Operations
Net investment loss (a)	(0.11)	(0.14)	(0.09	)(b)	(0.10)		(0.01)
Net realized and unrealized gain/(loss)	6.64	(10.23)	1.01		2.21		3.13
Total from Investment Operations	6.53	(10.37)	0.92		2.11		3.12
Less Distributions to Shareholders
From net realized gains	—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$22.43	$15.90	$27.23		$28.02		$26.52
Total Return (d)	41.07%	(39.38)%	3.18	%(e)(f)	7.95	%(e)	12.68	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.32%	1.29%	1.25%		1.26%		1.31%
Net investment loss (g)	(0.64)%	(0.60)%	(0.29)%		(0.35)%		(0.02)%
Waiver/Reimbursement	—	—	0.00	%(h)	0.01%		0.01%
Portfolio turnover rate	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$178,605	$136,597	$245,085		$245,552		$168,922

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$14.98	$25.87	$26.87		$25.61		$24.14
Income from Investment Operations
Net investment loss (a)	(0.22)	(0.27)	(0.25	)(b)	(0.27)		(0.18)
Net realized and unrealized gain/(loss)	6.23	(9.66)	0.96		2.14		3.02
Total from Investment Operations	6.01	(9.93)	0.71		1.87		2.84
Less Distributions to Shareholders
From net realized gains	—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$20.99	$14.98	$25.87		$26.87		$25.61
Total Return (d)	40.12%	(39.75)%	2.53	%(e)(f)	7.29	%(e)	11.84	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.02%	1.92%	1.85%		1.93%		2.00%
Net investment loss (g)	(1.33)%	(1.24)%	(0.87)%		(1.01)%		(0.72)%
Waiver/Reimbursement	—	—	0.01%		0.02%		0.01%
Portfolio turnover rate	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$20,903	$23,633	$53,820		$65,040		$73,168

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$14.89	$25.77	$26.81		$25.59		$24.14
Income from Investment Operations
Net investment loss (a)	(0.24)	(0.30)	(0.30	)(b)	(0.30)		(0.20)
Net realized and unrealized gain/(loss)	6.19	(9.62)	0.97		2.13		3.02
Total from Investment Operations	5.95	(9.92)	0.67		1.83		2.82
Less Distributions to Shareholders
From net realized gains	—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$20.84	$14.89	$25.77		$26.81		$25.59
Total Return (d)	39.96%	(39.87)%	2.39	%(e)(f)	7.14	%(e)	11.76	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.13%	2.08%	2.03%		2.05%		2.10%
Net investment loss (g)	(1.45)%	(1.39)%	(1.07)%		(1.14)%		(0.81)%
Waiver/Reimbursement	—	—	0.00	%(h)	0.01%		0.01%
Portfolio turnover rate	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$32,508	$25,899	$50,743		$55,306		$42,844

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$17.99	$31.74	$27.68		$20.36		$17.85
Income from Investment Operations
Net investment income (a)	0.10	0.20	0.04	(b)	0.03		0.06
Net realized and unrealized gain/(loss)	5.43	(13.41)	5.91		7.29		2.69
Total from Investment Operations	5.53	(13.21)	5.95		7.32		2.75
Less Distributions to Shareholders
From net investment income	(0.15)	—	(0.12)		—		(0.24)
From net realized gains	—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.15)	(0.54)	(1.89)		—		(0.24)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.02	—	—		—		—
Net Asset Value, End of Period	$23.39	$17.99	$31.74		$27.68		$20.36
Total Return (d)	31.01%	(42.30)%	21.50	%(e)	35.97	%(e)	15.60	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.56%	1.54%	1.49%		1.58%		1.70%
Net investment income (f)	0.53%	0.78%	0.11%		0.11%		0.34%
Waiver/Reimbursement	—	—	0.00	%(g)	0.02%		0.10%
Portfolio turnover rate	56%	68%	57%		47%		39%
Net assets at end of period (000s)	$64,664	$46,522	$48,538		$22,599		$10,219

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$17.16		$30.50	$26.73		$19.80		$17.36
Income from Investment Operations
Net investment income/(loss) (a)	(0.01)		0.04	(0.13	)(b)	(0.12)		(0.03)
Net realized and unrealized gain/(loss)	5.17		(12.84)	5.67		7.05		2.61
Total from Investment Operations	5.16		(12.80)	5.54		6.93		2.58
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.14)
From net realized gains	—		(0.54)	(1.77)		—		—
Total Distributions to Shareholders	—		(0.54)	(1.77)		—		(0.14)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.02		—	—		—		—
Net Asset Value, End of Period	$22.34		$17.16	$30.50		$26.73		$19.80
Total Return (d)	30.19	%(e)	(42.68)%	20.69	%(e)	35.00	%(e)	14.97	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.20%		2.17%	2.10%		2.25%		2.30%
Net investment income/(loss) (f)	(0.05)%		0.16%	(0.45)%		(0.53)%		(0.16)%
Waiver/Reimbursement	0.12%		—	0.01%		0.04%		0.28%
Portfolio turnover rate	56%		68%	57%		47%		39%
Net assets at end of period (000s)	$3,887		$4,444	$11,941		$9,787		$6,594

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$17.08	$30.42	$26.70		$19.80		$17.38
Income from Investment Operations
Net investment income/(loss) (a)	(0.06)	0.00 (b)	(0.20	)(c)	(0.15)		(0.05)
Net realized and unrealized gain/(loss)	5.17	(12.80)	5.69		7.05		2.60
Total from Investment Operations	5.11	(12.80)	5.49		6.90		2.55
Less Distributions to Shareholders
From net investment income	—	—	—		—		(0.13)
From net realized gains	—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	—	(0.54)	(1.77)		—		(0.13)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.02	—	—		—		—
Net Asset Value, End of Period	$22.21	$17.08	$30.42		$26.70		$19.80
Total Return (d)	30.04%	(42.79)%	20.53	%(e)	34.85	%(e)	14.77	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.42%	2.34%	2.29%		2.38%		2.45%
Net investment income/(loss) (f)	(0.30)%	0.01%	(0.68)%		(0.67)%		(0.30)%
Waiver/Reimbursement	—	—	0.01%		0.02%		0.17%
Portfolio turnover rate	56%	68%	57%		47%		39%
Net assets at end of period (000s)	$11,096	$9,747	$13,023		$7,060		$4,083

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.77	$27.89		$26.18		$22.47		$20.83
Income from Investment Operations
Net investment loss (a)	(0.14)	(0.18)		(0.15)		(0.13)		(0.09)
Net realized and unrealized gain/(loss)	9.18	(13.25)		2.50		4.45		2.32
Total from Investment Operations	9.04	(13.43)		2.35		4.32		2.23
Less Distributions to Shareholders
From net investment income	—	—		—		(0.02)		—
From net realized gains	—	(0.69)		(0.64)		(0.59)		(0.59)
Total Distributions to Shareholders	—	(0.69)		(0.64)		(0.61)		(0.59)
Net Asset Value, End of Period	$22.81	$13.77		$27.89		$26.18		$22.47
Total Return (b)	65.65%	(49.31	)%(c)	8.92	%(d)	19.32	%(d)	10.78	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.30%	1.24%		1.19%		1.24%		1.26%
Net investment loss (e)	(0.78)%	(0.80)%		(0.52)%		(0.54)%		(0.42)%
Waiver/Reimbursement	—	—		0.00	%(f)	0.03%		0.03%
Portfolio turnover rate	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$522,443	$395,794		$1,117,941		$940,857		$744,178

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.02	$26.57		$25.13		$21.71		$20.23
Income from Investment Operations
Net investment loss (a)	(0.24)	(0.31)		(0.31)		(0.28)		(0.23)
Net realized and unrealized gain/(loss)	8.63	(12.55)		2.39		4.29		2.24
Total from Investment Operations	8.39	(12.86)		2.08		4.01		2.01
Less Distributions to Shareholders
From net realized gains	—	(0.69)		(0.64)		(0.59)		(0.53)
Net Asset Value, End of Period	$21.41	$13.02		$26.57		$25.13		$21.71
Total Return (b)	64.44%	(49.62	)%(c)	8.22	%(d)	18.54	%(d)	10.01	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.01%	1.87%		1.79%		1.91%		1.99%
Net investment loss (e)	(1.49)%	(1.43)%		(1.12)%		(1.21)%		(1.15)%
Waiver/Reimbursement	—	—		0.01%		0.03%		0.03%
Portfolio turnover rate	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$88,004	$73,152		$199,182		$214,260		$206,441

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.94	$26.46		$25.07		$21.69		$20.23
Income from Investment Operations
Net investment loss (a)	(0.26)	(0.34)		(0.36)		(0.31)		(0.25)
Net realized and unrealized gain/(loss)	8.57	(12.49)		2.39		4.28		2.24
Total from Investment Operations	8.31	(12.83)		2.03		3.97		1.99
Less Distributions to Shareholders
From net realized gains	—	(0.69)		(0.64)		(0.59)		(0.53)
Net Asset Value, End of Period	$21.25	$12.94		$26.46		$25.07		$21.69
Total Return (b)	64.22%	(49.71	)%(c)	8.04	%(d)	18.37	%(d)	9.91	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.14%	2.04%		1.98%		2.04%		2.08%
Net investment loss (e)	(1.62)%	(1.60)%		(1.31)%		(1.34)%		(1.24)%
Waiver/Reimbursement	—	—		0.00	%(f)	0.03%		0.03%
Portfolio turnover rate	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$93,121	$70,962		$197,100		$173,152		$149,160

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.26		$12.31	$12.59	$12.49	$13.11
Income from Investment Operations
Net investment income (a)	0.11		0.22	0.49	0.45	0.39
Net realized and unrealized gain/(loss)	2.53		(3.98)	0.53	0.84	0.29
Total from Investment Operations	2.64		(3.76)	1.02	1.29	0.68
Less Distributions to Shareholders
From net investment income	(0.00	)(b)	(0.22)	(0.51)	(0.47)	(0.39)
From net realized gains	—		(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.00	)(b)	(0.29)	(1.30)	(1.19)	(1.30)
Net Asset Value, End of Period	$10.90		$8.26	$12.31	$12.59	$12.49
Total Return (c)(d)	31.98%		(30.67)%	8.19%	10.56%	5.25%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.50%		0.50%	0.50%	0.50%	0.50%
Net investment income (f)	1.17%		1.99%	3.75%	3.53%	2.97%
Waiver/Reimbursement	0.28%		0.18%	0.18%	0.20%	0.15%
Portfolio turnover rate	17%		130%	128%	66%	96%
Net assets at end of period (000s)	$42,976		$41,032	$53,246	$58,013	$71,034

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Round to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.32	$12.38	$12.62	$12.51	$13.14
Income from Investment Operations
Net investment income (a)	0.06	0.16	0.42	0.38	0.31
Net realized and unrealized gain/(loss)	2.55	(4.00)	0.54	0.84	0.28
Total from Investment Operations	2.61	(3.84)	0.96	1.22	0.59
Less Distributions to Shareholders
From net investment income	—	(0.15)	(0.41)	(0.39)	(0.31)
From net realized gains	—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	—	(0.22)	(1.20)	(1.11)	(1.22)
Net Asset Value, End of Period	$10.93	$8.32	$12.38	$12.62	$12.51
Total Return (b)(c)	31.37%	(31.10)%	7.71%	9.91%	4.56%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.00%	1.00%	1.00%	1.06%	1.10%
Net investment income (e)	0.64%	1.45%	3.25%	2.99%	2.39%
Waiver/Reimbursement	0.32%	0.20%	0.19%	0.23%	0.19%
Portfolio turnover rate	17%	130%	128%	66%	96%
Net assets at end of period (000s)	$32,758	$36,673	$67,709	$72,367	$78,444

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.33	$12.37	$12.62	$12.51	$13.13
Income from Investment Operations
Net investment income (a)	0.03	0.13	0.39	0.36	0.29
Net realized and unrealized gain/(loss)	2.55	(3.97)	0.53	0.84	0.29
Total from Investment Operations	2.58	(3.84)	0.92	1.20	0.58
Less Distributions to Shareholders
From net investment income	—	(0.13)	(0.38)	(0.37)	(0.29)
From net realized gains	—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	—	(0.20)	(1.17)	(1.09)	(1.20)
Net Asset Value, End of Period	$10.91	$8.33	$12.37	$12.62	$12.51
Total Return (b)(c)	30.97%	(31.20)%	7.36%	9.72%	4.49%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (e)	0.39%	1.23%	3.02%	2.81%	2.21%
Waiver/Reimbursement	0.30%	0.20%	0.19%	0.23%	0.19%
Portfolio turnover rate	17%	130%	128%	66%	96%
Net assets at end of period (000s)	$21,090	$24,383	$26,908	$27,375	$28,316

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Index in relation to predetermined ranges set by the Advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2.00% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM") entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the

NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Funds' advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation settlements, net operating losses, foreign currency transactions, passive foreign investment company ("PFIC") adjustments and foreign capital gains tax adjustments were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)		Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$(189)		$229	$(40)
Columbia Acorn International	2,600		(2,551)	(49)
Columbia Acorn USA	4,809		—	(4,809)
Columbia Acorn International Select	238		28	(266)
Columbia Acorn Select	2,193		(589)	(1,604)
Columbia Thermostat Fund	—	*	— *	—

*Represents less than $500.

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

December 31, 2009	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$20,981	$—
Columbia Acorn International	60,207	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	3,533	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	122	—
December 31, 2008	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
(in thousands)
Columbia Acorn Fund	$13,908	$—	$3,885,370
Columbia Acorn International	78,049	—	1,017,469
Columbia Acorn USA	—	—	284,766
Columbia Acorn International Select	6,032	—	77,602
Columbia Acorn Select	—	—	222,742
Columbia Thermostat Fund	1,276	—	(1,424)

*The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010		2011- 2015	2016	2017	Total
(in thousands)
Columbia Acorn Fund	$—		$—	$—	$409,911	$409,911
Columbia Acorn International	—		—	135,487	489,443	624,930
Columbia Acorn USA	1,518	*	—	76,008	36,216	113,742
Columbia Acorn International Select	—		—	30,442	46,457	76,899
Columbia Acorn Select	—		—	12,271	115,445	127,716
Columbia Thermostat Fund	—		—	5,193	21,738	26,931

*Remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October currency and capital losses attributed to security transactions were deferred to January 1, 2010 as follows:

	Currency	Capital
(in thousands)
Columbia Acorn Fund	$—	$6,311
Columbia Acorn International	—	—
Columbia Acorn USA	—	10,041
Columbia Acorn International Select	—	1,985
Columbia Acorn Select	95	—
Columbia Thermostat Fund	—	624

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under each Fund's investment advisory agreement, management fees were accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the year ended December 31, 2009, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.65%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for year ended December 31, 2009, were $4,729 and $326,907, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2009, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter.

For the year ended December 31, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $315,299 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $1,896, $536,401 and $45,651, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 31, 32, 41, 52 and 63, respectively.

During the year ended December 31, 2009, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn International	$7,422	$—
Columbia Acorn Select	—	1,655

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2009, Columbia Acorn International entered into 122 forward foreign currency exchange contracts.

The following table is a summary of the value of the Columbia Acorn International's derivative instruments as of December 31, 2009.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$6,689

Liability
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized depreciation on forward foreign currency exchange contracts	$(4,205)

The effect of derivative instruments on the Columbia Acorn International's Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$4,507	$5,763

6.  Borrowing Arrangements

The Trust participated in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.75%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2009, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$3,110,424
Proceeds from sales	3,561,995

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,154,358
Proceeds from sales	1,014,864

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$355,188
Proceeds from sales	305,733

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$233,777
Proceeds from sales	170,251

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$280,494
Proceeds from sales	568,076

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$22,134
Proceeds from sales	56,558

8.  Redemption Fees

For the year ended December 31, 2009, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $259,441 and $33,449, respectively, and are accounted for as additions to paid in capital.

9.  Regulatory Settlements with Third Parties

During the year ended December 31, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn International Select received payments totaling $39,819, $1,210,287, $4,593 and $265,461, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

10.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing.

Columbia Acorn Family of Funds

Notes to Financial Statement, continued

However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2009 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2009, of $6,483 are being passed through to shareholders. This represents $0.05 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $81,906 ($0.63 per share) for the fiscal year ended December 31, 2009.

For non-corporate shareholders 82.95%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2009, of $521 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $6,377 ($0.37 per share) for the fiscal year ended December 31, 2009.

13.08% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2009 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Columbia Thermostat Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009 may represent qualified dividend income.

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker/dealer) 2002-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75,(1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Wanger Advisors Trust

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Wanger Advisors Trust

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Wanger Advisors Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 56, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Wanger Advisors Trust

Ralph Wanger, 75, Trustee(3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 – January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004 – December 2005.	10	None

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004 – January 2006.	10	None

P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2009	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

Columbia Acorn Family of Funds

Fourth Quarter Class A, B and C Share Information

Minimum Initial Investment in all Funds	$2,500 $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.17%	0.34%	0.24%
Net Expense Ratio	1.07%	1.74%	1.89%
Columbia Acorn International	Class A	Class B*	Class C
Management Fees	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.33%	0.50%	0.39%
Net Expense Ratio	1.36%	2.03%	2.17%
Columbia Acorn USA	Class A	Class B*	Class C
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.20%	0.40%	0.26%
Net Expense Ratio	1.32%	2.02%	2.13%
Columbia Acorn International Select	Class A	Class B*	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.38%	0.51%	0.48%
Net Expense Ratio	1.57%	2.20%	2.42%
Columbia Acorn Select	Class A	Class B*	Class C
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.23%	0.44%	0.32%
Net Expense Ratio	1.30%	2.01%	2.14%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the twelve months ended December 31, 2009. Some share classes of Columbia Acorn Select and Columbia Acorn International Select Funds include the effect of CWAM's voluntary undertaking to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of 1.35% and 1.45%, respectively, of the average daily net assets. These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Does not include estimated fees and expenses of 0.82% incurred by the Fund from the underlying portfolio funds in which it invests.

Columbia Acorn Family of Funds

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiafunds.com, approximately 30 days after each month-end.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Annual Report, December 31, 2009

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds are a series, is 811-01829.

© 2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-42/30133 1209 10/D6A5X0

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Laura M. Born, Michelle L. Collins and David C. Kleinman, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Born, Ms. Collins and Mr. Kleinman are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$215,300	$215,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$11,000	$41,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$40,600	$41,400

Tax Fees incurred in both fiscal years 2009 and 2008 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$67,900	$136,100

In both fiscal years 2009 and 2008, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$119,500	$218,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2010

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 19, 2010